EXHIBIT 99.2

                             SECURED LOAN AGREEMENT

     THIS SECURED LOAN AGREEMENT (this "Agreement"), dated as April 22, 2003, is entered into by and among Diomed Holdings, Inc., a Delaware corporation, with headquarters located at One Dundee Park, Andover, MA 01810 (the "Company"), Diomed, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Diomed"), each entity named on the signature page hereto as a Lender (each, a "Lender") and Gibralt US, Inc., a Colorado corporation (the "Designated Lender") (each agreement with a Lender being deemed a separate agreement between the Company and such Lender, except that each Lender acknowledges and consents to the rights granted to each other Lender under this Agreement and the other Documents). Capitalized terms used but not defined herein shall have their respective meanings set forth in the Exchange Agreement dated as of April 22, 2003 by and among the Company, Diomed, the Note Purchasers (as defined therein) and the Designated Note Purchaser (as defined therein) (the "Exchange Agreement"), unless the context clearly indicates otherwise.

                              W I T N E S S E T H:

     WHEREAS, the Company, Diomed, the Lenders and the Designated Lender are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded, inter alia, by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and Section 4(2) of the 1933 Act; and

     WHEREAS, the Lenders severally, and not jointly, wish to lend, upon the terms and subject to the conditions of this Agreement and the other Documents, $1,200,000 to the Company (the "Loans"), in exchange for which Diomed will issue to the Lenders $1,200,000 aggregate principal amount of the Class D Secured Notes due April 22, 2004 of Diomed, substantially in the form attached to this Agreement as Exhibit A (the "Class D Notes"); and

     WHEREAS, in consideration for the commitment of the Lenders to make the Loans on the terms and conditions set forth in this Agreement, the Company has agreed to issue to the Lenders twenty four (24) shares of its Class D Convertible Preferred Stock (the "Commitment Shares"), which shares are convertible into an aggregate of Three Million Twenty One Thousand Five Hundred Fifty Two (3,021,552) shares of the Company's Common Stock (the "Common Shares") on the terms and conditions set forth in the Certificate of Designations attached as Exhibit B to this Agreement; and

     WHEREAS, it is a condition precedent to the consummation of the Exchange Transaction that the Lenders shall have made the Loans to the Company at the Initial Closing as provided for in this Agreement contemporaneously with the Exchange Transaction, and it is condition precedent to the Loans to be made under this Agreement at the Initial Closing that the Exchange Transaction shall have occurred contemporaneously with the making of such Loans.

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. AGREEMENT TO LEND

         (a) Obligation of Lenders.

         (i) The undersigned Lenders hereby severally agree to loan to the Company and Diomed the amounts set forth below and corresponding to the Lender's name on the signature page of this Agreement, on the terms and conditions set forth below in this Agreement and the other Documents. Each such amount is referred to herein as the "Lender's Commitment."

         (ii) Subject to the terms and conditions of this Agreement and the other Documents, (x) the Lenders that are obligated to make Loans at the Initial Closing (as defined below) will purchase the principal amount of Notes at the initial closing (the "Initial Closing") to be held on the date (the "Initial Closing Date") on which the Exchange Transaction is consummated, and (y) the Lenders that are obligated to make Loans on dates after the Initial Closing Date shall make such Loans and purchase such Notes in the amounts and on the dates set forth in Schedule 1(a)(ii). Each date subsequent to the Initial Closing indicated on Schedule 1(a)(ii) on which a Loan is to be made is referred to in this Agreement as a "Subsequent Loan Date."

         (b) Form of Payment of Loan Proceeds. Each of the Lenders shall make its Loans by delivering immediately available good funds in United States Dollars in the amount of the Loans to be made by it on the Initial Closing Date or the Subequent Loan Date, as the case may be, as provided in Section 1(c).

         (c) Payments of Loan Proceeds.All payments of proceeds of any Loans to be made under this Agreement shall be made by wire transfer of funds to:

            Beneficiary Account Name:       Diomed, Inc.
                                            One Dundee Park
                                            Andover, MA  01810
            Beneficiary Account No.:        3119981
            ABA/Transit No:                 011-002-343
            Beneficiary Bank:               Boston Private Bank
                                            Ten Post Office Square
                                            Boston, MA  02109

         (d) Option to Terminate Lenders' Commitment Due to Termination of Financial Advisor. If the Company's engagement agreement with its financial advisor in connection with the Contemplated Equity Financing is terminated, the Company shall immediately so notify the Designated Lender. If the Company does not engage a substitute financial advisor to assist it in connection with the Contemplated Equity Financing within five (5) Business Days of such termination of the engagement agreement, then the Lenders' Commitment for Loans to be made on Subsequent Loan Dates shall be terminable upon written notice by the Designated Lender, provided, that if the Company certifies to the Designated

Lender that as of the date which is five (5) days after the date of termination of the Company's engagement of the financial advisor there are currently due and payable certain amounts relating to the Company's obligations to employees and employment that are imposed by law as to which the Directors of the Company or Diomed have or may have personal liability under applicable law, the Lenders that are otherwise obligated to make Loans on any Subsequent Loan Date shall, on a pro rata basis, lend such further amounts to the Company within two (2) business days after the Designated Lender's receipt of the Company's certification. The Company shall use its reasonable best efforts to minimize the employee and employment obligations as to which additional amounts may be required to be furnished by the Lenders in accordance with the preceding proviso.

         (e) Option to Redeem Class D Notes upon Consummation of the Contemplated Equity Financing. As set forth in the Class D Notes, if the Company consummates the Contemplated Equity Financing prior to June 30, 2003, then the Lenders shall have the option to cause the unpaid principal amount of and accrued interest under the Class D Notes to be repaid by Diomed or the Company in cash or by the issuance of Common Stock or other securities issued by the Company in the Contemplated Equity Financing, at the same price and other terms and subject to the same conditions as the Contemplated Equity Financing.

         (f) No Impact on the Commitment Shares. The Commitment Shares shall remain issued and outstanding, notwithstanding the repayment or redemption of the Class D Notes; provided, that if any Lender willfully breaches its obligation to make the Loans under the terms and conditions of this Agreement, such Lender will, upon the Company's written request, return to the Company such portion of the Commitment Shares as relate to that amount of the Lender's Commitment that the Lender has not funded hereunder that the rate of one (1) Commitment Share for each $50,000 of Loan not funded (or any part thereof).

     2. LENDERS' REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

     Each Lender represents and warrants to, and covenants and agrees with, the Company and Diomed as follows:

         (a) Without limiting any Lender's right to sell the Commitment Shares pursuant to the Registration Statement, each Lender is acquiring Class D Notes and the Commitment Shares for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

         (b) Each Lender is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the Documents, and (iv) able to afford the entire loss of its investment in the Securities.

         (c) All subsequent offers and sales of the Securities by each Lender shall be made only pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration and compliance with applicable states' securities laws.

         (d) Each Lender understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Lender's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Lenders set forth herein in order to determine the availability of such exemptions and the eligibility of the Lenders to acquire the Securities.

         (e) Each Lender and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Lender. Each Lender and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, each Lender has also had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, (2) Quarterly Report on Form 10-QSB for the fiscal quarters ended March 31, 2002, June 30, 2002 and September 30, 2002, the notices on Form 8-K filed with the SEC on October 22, 2002 and December 30, 2002, (4) the Company's Registration Statement on Form SB-2 which became effective on October 24, 2002, (5) the Company's prospectus on Form 424B3 filed with the SEC on October 30, 2002, and (6) the Company's Registration Statement on Form SB-2 MEF filed with the SEC on November 1, 2002 (collectively, the "SEC Documents").

         (f) Each Lender understands that its investment in the Securities involves a high degree of risk.

         (g) Each Lender understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

         (h) Each Lender is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. This Agreement and the Documents have been duly and validly authorized, executed and delivered on behalf of the Lender and create a valid and binding agreement of the Lender enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

         (i) Such Lender has not employed any broker or finder in connection with the transactions contemplated by this Agreement.

         (j) The jurisdiction in which any offer to purchase shares hereunder was made to or accepted by such Lender is the jurisdiction shown as the Lender's address on the signature page hereto.

         (k) Each Lender was not formed for the purpose of investing solely in the Securities which may be acquired hereunder.

         (l) Each Lender is able to bear the complete loss of such Lender's investment in the Securities.

         (m) Each Lender acknowledges and agrees that the information contained in the Documents, including the fact of the Lender's purchase of the Notes, acquisition of the Warrants and the personal information of the Lenders contained herein, may be disclosed by the Company in its discretion, including without limitation by way of a press release, the filing with the SEC of a Form 8-K which may contain counterparts of all or certain of the Documents, and hereby grants the Company permission to make any such public disclosure of said information.

         (n) If any Lender is an "affiliate" of the Company (as defined in Section 16 of the Exchange Act), then such Lender shall timely comply with all SEC filings required of it under said Section 16, including without limitation the filing with the SEC of a statement of change in beneficial ownership of securities on Form 4, reflecting the acquisition of beneficial ownership of the Shares pursuant to such Lender's purchase of the Notes and the Warrants at the Closing.

     3. COMPANY REPRESENTATIONS, ETC. Each of the Company and Diomed, on behalf of itself and its respective subsidiaries, jointly and severally, represents and warrants to the Lenders that, except as otherwise disclosed in the Company's SEC
Documents:

         (a) Concerning the Class D Notes and the Shares. There are no preemptive rights of any stockholder of the Company or Diomed to acquire the Class D Notes or the Commitment Shares.

         (b) Reporting Company Status. Each of the Company and Diomed is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and Diomed are each duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or condition (financial or otherwise) or results of operation of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). The Company has registered its Common Stock pursuant to Section 12 of the 1934 Act, and the Common Stock is listed and traded on the American Stock Exchange (the "AMEX"). The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing.

         (c) Authorized Shares. The authorized capital stock of the Company consists of 100,000,000 shares, of which 80,000,000 are shares of Common Stock, of which 29,711,749 shares are issued and outstanding as of the date of this Agreement and 20,000,000 are shares Preferred Stock, par value $0.001 per share (the "Preferred Stock"), of which zero shares are issued and outstanding as of the date of this Agreement (prior to the issuance of the Exchange Shares to the Note Purchasers and the Commitment Shares to the Lenders at the Closing). All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. The Commitment Shares have been duly authorized and when issued hereunder to the Lenders will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. The shares of Common Stock issuable on conversions of the Commitment Shares have been duly authorized and have been reserved for the issuance thereof.

         (d) Agreement and Other Documents and Transactions Contemplated Duly Authorized. This Agreement and the other Documents, and the transactions contemplated hereby thereby, have been duly and validly authorized by the Company and Diomed, and this Agreement and the other Documents will be executed and delivered at the Closing by the duly authorized officer(s) of the Company and Diomed. This Agreement and each of the other Documents, when executed and delivered by the Company, are and will be, valid, legal and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

         (e) Non-contravention. The execution and delivery of this Agreement and the other Documents by the Company and Diomed, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by the Documents do not and will not conflict with or result in a breach by the Company or Diomed of any of the terms or provisions of, or constitute a default under (i) the certificate of incorporation or by-laws of the Company or Diomed, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company or Diomed is a party or by which it or any of its properties or assets are bound, or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or Diomed or of any of its respective subsidiaries or the triggering of any preemptive or anti-dilution rights or rights of first refusal or first offer on the part of holders of the Company's securities, (iii) any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, or (iv) the Company's listing agreement for its Common Stock, except in the case of clauses (i) through (iv) such conflict, breach or default which would not have a Material Adverse Effect.

         (f) Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company or Diomed is required to be obtained by the Company or Diomed for the issuance and sale of the Securities to the Lenders as contemplated by this Agreement, except (i) such authorizations, approvals and consents that have been obtained, or such authorizations, approvals and consents, the failure of which to obtain would not have a Material Adverse Affect and (ii) the listing of the Exchange Shares and/or the Commitment Shares on the AMEX may require the affirmative vote of the Company's stockholders.

         (g) SEC Filings. None of the Company's SEC Documents filed with respect to periods ending on or after February 14, 2002 contained, and to the best of the Company's knowledge, none of the Company's SEC Documents filed with respect to periods prior to February 14, 2002 contained, in either event at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. The Company has since February 14, 2002 timely filed all requisite forms, reports and exhibits thereto with the SEC. The Company is not aware of any event occurring on or prior to the Closing Date or the Delivery Date (other than the transactions effected hereby) that would require the filing of, or with respect to which the Company intends to file, a Form 8-K after such date.

         (h) Absence of Certain Changes. Since December 31, 2002, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), or results of operations of the Company, Diomed, or any of their respective subsidiaries. Since December 31, 2002, except as contemplated by the Documents, neither the Company nor any of its subsidiaries has (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to stockholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business consistent with past practices; (v) suffered any material losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any changes in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

         (i) Full Disclosure. No representation or warranty by the Company in this Agreement, nor in any Document delivered or to be delivered in connection with this Agreement contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. To the knowledge of the Company, there is no information concerning the Company and its subsidiaries or their respective businesses which has not heretofore been disclosed to the Lenders which could reasonably be expected to have a Material Adverse Effect.

         (j) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company and its subsidiaries taken as a whole to perform its obligations under, any of the Documents. Neither the Company nor any of its subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could reasonably be expected to have a Material Adverse Effect.

         (k) Absence of Events of Default. No event of default (or its equivalent term), as defined in the respective agreement to which the Company or any of its subsidiaries is a party, and no event which, with the giving of notice or the passage of time or both, would become an event of default (or its equivalent term) (as so defined in such agreement), has occurred and is continuing, which would have a Material Adverse Effect.

         (l) Prior Issues; Prior Security Interests. Since December 27, 2002, the Company has not issued any convertible securities or any shares of the Common Stock. Since December 27, 2002, neither the Company, Diomed nor any of their respective subsidiaries has entered into any transactions or agreements or otherwise incurred any indebtedness that would create a security interest in the personal property of the Company or Diomed, or any of their respective subsidiaries.

         (m) No Undisclosed Liabilities or Events. Each of the Company and Diomed has no liabilities or obligations other than those set forth in the SEC Documents or incurred in the ordinary course of the Company's business since December 31, 2002, and which individually or in the aggregate, do not or would not have a Material Adverse Effect. No event or circumstances has occurred or exists with respect to the Company or Diomed or their respective properties, business, condition (financial or otherwise), or results of operations, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company or Diomed but which has not been so publicly announced or disclosed. Except for the transactions contemplated by the Documents, there are no proposals currently under consideration or currently anticipated to be under consideration by the board of directors or the executive officers of the Company or Diomed which proposal would (x) change the articles of incorporation, by-laws or any other charter document of the Company or Diomed, each as currently in effect, with or without shareholder approval, or (y) materially or substantially change the business, assets or capital of the Company, including its interests in subsidiaries.

         (n) No Default. Neither the Company nor Diomed or any of the Company's other subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound.

         (o) No Integrated Offering. Neither the Company or Diomed nor any of their respective affiliates nor any person acting on its or their behalf has, directly or indirectly, at any time since February 14, 2002, made any offer or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Rule 506 of Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

         (p) Dilution. The number of Commitment Shares and Exchange Conversion Shares contemplated to be issued under this Agreement and the other Documents will, upon conversion thereof into Common Shares and Exchange Shares, respectively, increase substantially the number of shares of Common Stock outstanding. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereby under the other Documents and recognize that they have a dilutive effect and further that the issuance of the Common Shares and the Exchange Shares may have an adverse effect on the market price of the Common Stock. Additionally, the Common Stock or other equity securities to be issued by the Company in the Contemplated Equity Financing will cause additional, substantial dilution. The board of directors of the Company has concluded, in its good faith business judgment, that such issuances are in the best interests of the Company.

         (q) Regulatory Permits. Each of the Company and Diomed has all such permits, easements, consents, licenses, franchises and other governmental and regulatory authorizations from all appropriate federal, state, local or other public authorities ("Permits") as are necessary to own and lease its respective properties and conduct its respective businesses in all material respects in the manner described in the SEC Documents and Diomed as currently being conducted. All such Permits are in full force and each of effect and the Company has fulfilled and performed all of its material obligations with respect to such Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or will result in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be disclosed in the SEC Documents. Such Permits contain no restrictions that would materially impair the ability of the Company or Diomed to conduct businesses in the manner consistent with its past practices. Neither the Company nor Diomed has received notice or otherwise has knowledge of any proceeding or action relating to the revocation or modification of any such Permit.

         (r) Independent Public Accountants. The certified consolidated financial statements of the Company, including the notes thereto, included in the SEC Documents, were duly certified by independent public accountants with respect to the Company, as required by the 1933 Act and the 1933 Act Regulations.

         (s) Internal Accounting Controls. Each of the Company and Diomed maintains a system of internal accounting controls sufficient to provide reasonable assurances that (1) transactions are executed in accordance with management's general or specific authorization; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (t) Tax Liabilities. The Company has filed all material federal, state and local tax reports and returns required by any law or regulation to be filed by it and such returns are accurate and complete in all material respects, except for extensions duly obtained, and has either duly paid all taxes, duties and charges indicated due on the basis of such returns and reports, or made adequate provision for the payment thereof.

         (u) Hazardous Materials. Each of the Company, Diomed and their respective subsidiaries is in compliance with all applicable Environmental Laws in all respects except where the failure to comply does not have and could not reasonably be expected to have a Material Adverse Effect. For purposes of the foregoing:

         "Environmental Laws" means, collectively, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, as amended, the Clean Air Act, as amended, the Clean Water Act, as amended, any other "Superfund" or "Superlien" law or any other applicable federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, the environment or any Hazardous Material.

         "Hazardous Material" means and includes any hazardous, toxic or dangerous waste, substance or material, the generation, handling, storage, disposal, treatment or emission of which is subject to any Environmental Law.

         (v) Pension Related Matters. Each employee pension plan (other than a multiemployer plan within the meaning of Section 3(37) of ERISA and to which the Company or any ERISA Affiliate has or had any obligation to contribute (a "Multiemployer Plan")) maintained by the Company or any of its ERISA Affiliates to which Section 4021(a) of ERISA applies and (a) which is maintained for employees of the Company or any of its ERISA Affiliates or (b) to which the Company or any of its ERISA Affiliates made, or was required to make, contributions at any time within the preceding five (5) years (a "Plan"), complies in all material respects, and is administered in accordance, with its terms and all material applicable requirements of ERISA and of the Internal Revenue Code of 1986 as amended (the "Tax Code") and with all material applicable rulings and regulations issued under the provisions of ERISA and the Tax Code setting forth those requirements. No "Reportable Event" or "Prohibited Transaction" (as each is defined in ERISA) or withdrawal from a Multiemployer Plan caused by the Company has occurred and no funding deficiency described in
Section 302 of ERISA caused by the Company exists with respect to any Plan or Multiemployer Plan which could have a Material Adverse Effect. The Company and each ERISA Affiliate has satisfied all of their respective funding standards applicable to such Plans and Multiemployer Plans under Section 302 of ERISA and
Section 412 of the Tax Code and the Pension Benefit Guaranty Corporation ("PBGC") has not instituted any proceedings, and there exists no event or condition caused by the Company which would constitute grounds for the institution of proceedings by PBGC, to terminate any Plan or Multiemployer Plan under Section 4042 of ERISA which could have a material adverse effect on the assets, financial condition, results of operation or business of a Company or any ERISA Affiliate. For purposes of the foregoing:

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, together with the regulations thereunder.

         "ERISA Affiliate" means any corporation, trade or business, which together with the Borrower would be treated as a single employer under Section 4001 of ERISA.

         (w) Intellectual Property. The Company and its subsidiaries own or have the right to use, under valid license agreements or otherwise, all material patents, licenses, franchises, trademarks, trademark rights, trade names, trade name rights, trade secrets and copyrights necessary to the conduct of its respective businesses as now conducted, without known conflict with any patent, license, franchise, trademark, trade secrets and confidential commercial or proprietary information, trade name, copyright, rights to trade secrets or other proprietary rights of any other person.

         (x) Title to Properties. The Borrower has good and marketable title to all its personal properties, subject to no transfer restrictions or Liens of any kind, except for Liens not prohibited by the Documents and the Axcan Lien. "Lien" means any interest in property securing any obligation owed to, or a claim by, a person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes.

     4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

         (a) Transfer Restrictions. The Lenders acknowledge that (1) the Securities have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Lenders shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Shares made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Shares under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company or Diomed nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder. Furthermore, the Lenders agree that the Lenders may not sell, transfer, convey, pledge, grant any security interest in or assign, by operation of law or otherwise, any Securities to any Person that is engaged, or proposes to become engaged, in the business of developing, offering for sale or commercializing any products or services that (i) as of the date of this Agreement or as of the date of a proposed transfer, directly competes (or is reasonably anticipated by the Company to compete in the future) with any of the Company's or its subsidiaries' existing or proposed products or services, or (ii) provide alternative clinical treatments for any of the medical procedures that utilize the Company's existing or proposed products or services, or (iii) substitute for or would tend to cause the obsolescence of any of the Company's existing or proposed products or services, or otherwise directly competes (or is reasonably anticipated to compete in the future) with the Company in any material respect.

         (b) Restrictive Legend. The Lenders acknowledge and agree that the Class D Notes and the Commitment Shares (together with the Common Shares issuable upon conversion of the Commitment Shares), until such time as the shares of Common Stock issuable upon conversion of the Commitment Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement and sold in accordance with an effective Registration Statement, the Certificates and other instruments representing any of the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities or Shares):

          THESE SECURITIES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE

          SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

         (c) Registration Rights Agreement. The parties hereto agree to enter into the Registration Rights Agreement on or before the Closing Date.

         (d) Filings. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Securities to the Lenders required under any United States laws and regulations applicable to the Company or Diomed, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Lenders promptly after such filing if so requested by the Lenders.

         (e) Reporting Status. So long as the any of the Lenders beneficially own any of the Securities, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. Except as otherwise set forth in this Agreement and the Documents, the Company will take all reasonable action under its control to obtain and to continue the listing and trading of its Common Stock (including, without limitation, all Registrable Securities) on the AMEX and will comply in all material respects with the Company's reporting, filing and other obligations under the by-laws or rules of the AMEX.

         (f) Use of Proceeds. Prior to or at the Initial Closing, the Company shall deliver to the Secured Lender an operating budget for the Company's activities for May and June 2003. Such budget shall set forth the revenues and categories of expenditures and related amounts of expenditures, that the Company in good faith anticipates for this period. The Company shall use the proceeds of the Loans for working capital purposes in connection with the operation of its business, in accordance with the operating budget. During May and June 2003, the Company shall not apply any of its working capital to any categories of expenditures other than those set forth on the operating budget without the prior written approval of the Designated Lender, which approval shall not be unreasonably withheld. During May and June 2003, on a weekly basis or such other period as the Company and the Designated Lender may agree, the Company shall deliver to the Designated Lender a report certifying the application of the Company's working capital for the period commencing May 1, 2003 through the end of the week immediately preceding the date of the report.

         (g) AMEX Listing of Common Shares. The Company shall seek approval at its 2003 annual meeting of stockholders of the issuance of the Common Shares upon conversion of the Commitment Shares, pursuant to the rules and regulations of the AMEX (specifically, Section 713 of the Listing Standards, Policies and Requirements of the AMEX).

         (h) Appearance and Voting at 2003 Annual Stockholders' Meeting. The Lenders each covenants and agrees to appear (in person or by proxy) at the Company's 2003 annual stockholders' meeting and to vote thereat all of the

Commitment Shares and all shares of Common Stock (if any) held by such Lender in favor of the proposals made by the Company at such stockholders' meeting, including without limitation proposals to increase the number of authorized shares of Common Stock and to effect a reverse stock split of the Common Stock.

         (i) Indemnification of Lenders for Breach by the Company or Diomed. If the Company or Diomed breaches any of their respective representations, warranties and covenants contained herein, then the Company and Diomed will, jointly and severally, indemnify, defend and hold the Lenders harmless from and against any actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses and fees, including court costs and reasonable attorneys' fees and expenses, that the Lenders (or any of them) may suffer resulting from, arising out of, relating to, in the nature of or caused by such breach.

     5. TRANSFER AGENT INSTRUCTIONS.

         (a) Promptly following the Initial Closing, the Company will irrevocably instruct its transfer agent to record the issuance of the Commitment Shares issued thereat, bearing the restrictive legend specified in Section 4(b) prior to registration of the Shares under the 1933 Act, registered in the name of the respective Lender. The Company warrants to the Lenders that if the Lender is not in breach of the representations and warranties contained in this Agreement, no instruction other than (i) such instructions referred to in this
Section 5, and (ii) stop transfer instructions to give effect to Section 4(a) prior to registration and sale of the Commitment Shares under the 1933 Act will be given by the Company to the transfer agent and that, subject to the transfer restrictions set forth in the last sentence of Section 4(a), the Commitment
Shares  that  have  been  issued  to  the  Lenders  shall  otherwise  be  freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement and applicable law. Nothing in this Section shall affect in any way the Lenders' obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If any Lender provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by such Lender of any of the Securities in accordance with clause (1)(B) of Section 4(a) is not required under the 1933 Act, the Company shall (except to the extent provided in clause (2) of Section 4(a)) permit the transfer of the Securities and, in the case of the Commitment Shares, instruct the Company's transfer agent to issue one or more certificates for Common Stock without legend in such name and in such denominations as specified by the Lender, provided, however, that no such transfer shall be permitted unless it complies with the transfer restrictions set forth in the last sentence of Section 4(a).

     6. INITIAL CLOSING DATE; SUBSEQUENT LOANS.

         (a) Each Lender that is obligated to make its Loans on the Initial Closing Date will make the Loans to be made by it at the Initial Closing on the date hereof or as soon thereafter as the conditions contemplated by Section 8 shall have either been satisfied or been waived by the party in whose favor such conditions run.

         (b) Each Lender that is obligated to make Loans on a Subsequent Loan Date will make the Loans to be made on each Subsequent Loan Date on each of the respective Subsequent Loan Dates as set forth in Schedule 1(a)(ii), or as soon thereafter as the conditions contemplated by Section 8 shall have either been satisfied or been waived by the party in whose favor such conditions run.

         (c) The Initial shall occur on the Initial Closing Date at the offices of the Company's counsel, McGuireWoods LLP, 9 West 57th Street, Suite 1620, New York, NY and shall take place no later than 3:00 P.M., New York time, on such day or such other time as is mutually agreed upon by the Company and the Lenders.

     7. [RESERVED].

     8. CONDITIONS TO THE LENDERS' OBLIGATION TO LEND.

     The Lenders' obligation to make the Loan at the Initial Closing is conditioned upon:

         (a) The issuance by the Company to the Lenders, in proportion to the respective principal amounts of the Notes to be purchased by them under this Agreement of the Commitment Shares.

         (b) The execution and delivery of the Documents by the Company and Diomed, as the case may be;

         (c) The consummation of the Exchange Transaction pursuant to the Exchange Agreement contemporaneously with the Initial Closing; and

         (d) The filing of an amended UCC financing statement in respect of the Diomed Assets at the office of the Secretary of State of Delaware and, if requested by the Note Purchasers, an amended UCC fixture filing with the Secretary of State of Massachusetts, and, if so requested by the Note Purchasers, with the United States Patent and Trademark Office, the purpose of which amended filings is (i) to reflect the increased secured amount of the indebtedness of Diomed to the Note Purchasers represented by the Class C Notes, and (ii) to reflect the secured indebtedness to the Lenders represented by the Class D Notes

         (e) Delivery by the Company to the Lenders of an opinion of legal counsel of the Company substantially in the form of Exhibit C.

         (f) Delivery by the Company and Diomed to the Lenders of the Class D Notes;

         (g) The accuracy in all material respects of the representations and warranties of the Company and Diomed contained in this Agreement, each as if made on such date, and the performance by the Company and Diomed on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

         (h) There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained;

         (i) The trading of the Common Stock shall not have been suspended by the SEC or the NASD and trading in securities generally on the AMEX shall not have been suspended or limited; and

         (j) The Lenders' obligation to make the Loans on each Subsequent Loan Date is further conditioned upon the Lenders' not having provided to the Company a notice of termination pursuant to Section 1(d).

     9. GOVERNING LAW: MISCELLANEOUS.

         (a) With respect to governing law, jurisdiction and waiver of jury trial, the parties agree as follows:

              (i) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST GRANTED TO THE SECURED PARTIES UNDER THE SECURITY AGREEMENT OR THE PLEDGE AGREEMENT, OR REMEDIES THEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

              (ii) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY SHALL BE BROUGHT, AT THE DESIGNATED LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANY AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. EACH OF THE COMPANY AND THE LENDERS WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

              (iii) EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY TRANSACTION DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY TRANSACTION DOCUMENT OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE

WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         (b) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         (c) This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

         (d) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

         (e) A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

         (f) This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

         (g) The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         (h) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         (i) This Agreement may be amended only by the written consent of a majority in interest of the holders of the Notes and an instrument in writing signed by the Company.

         (j) This agreement and the other Transaction Documents represent the final Agreement among the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties or by prior or contemporaneous written agreements. There are no unwritten agreements among the parties.

     10. DESIGNATED LENDER.

         (a) Appointment and Authorization of Designated Lender. Each Lender hereby irrevocably appoints, designates and authorizes the Designated Lender to take such action on its behalf under the provisions of this Agreement and each other Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other

Document, the Designated Lender shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Designated Lender have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Document or otherwise exist against the Designated Lender.

         (b) Delegation of Duties. The Designated Lender may execute any of its duties under this Agreement or any other Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Designated Lender shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

         (c) Liability of Designated Lender. The Designated Lender shall not (a) be liable for any action taken or omitted to be taken by it under or in connection with this Agreement or any other Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender for any recital, statement, representation or warranty made by the Company or any officer thereof, contained herein or in any other Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Designated Lender under or in connection with, this Agreement or any other Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Document, or for any failure of the Company or any other party to any Document to perform its obligations hereunder or thereunder.

         (d) Reliance by Designated Lender. The Designated Lender shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Designated Lender. The Designated Lender shall be fully justified in failing or refusing to take any action under any Document unless it shall first receive such advice or concurrence of the Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Designated Lender shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Document in accordance with a request or consent of the Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

         (e) Credit Decision; Disclosure of Information by Designated Lender. Each Lender acknowledges that the Designated Lender has not made any representation or warranty to it, and that no act by the Designated Lender hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of the Company or any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Designated Lender to any Lender as to any matter, including whether the Designated Lender have disclosed material information in their possession. Each Lender represents to the Designated Lender that it has, independently and without reliance upon the Designated Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its subsidiaries, and all applicable laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement.

         (f) Indemnification of Designated Lender. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Designated Lender (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), pro rata, and hold harmless the Designated Lender from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall be liable for the payment to the Designated Lender of any portion of such Indemnified Liabilities to the extent determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from the
Designated Lender's own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 10. Without limitation of the foregoing, each Lender shall reimburse the Designated Lender upon demand for its ratable share of any costs or out-of-pocket expenses incurred by the Designated Lender in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Document, or any document contemplated by or referred to herein, to the extent that the Designated Lender is not reimbursed for such expenses by or on behalf of the Company.

         (g) Successor Designated Lender. The Designated Lender may resign as Designated Lender upon thirty (30) days notice to the Lenders and to the Company. If the Designated Lender resigns under this Agreement, within fifteen
(15) days after the delivery by the Designated Lender of its notice of resignation, the Lenders shall appoint a successor Designated Lender from any of the other Lenders, and shall notify the Company of the identity of and contact information for such successor Designated Lender within five (5) days of such successor Designated Lender's appointment.

     11. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of:

         (a) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

         (b) the seventh business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

         (c) the third business day after mailing by next-day express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days' advance written notice similarly given to each of the other parties hereto):

COMPANY:          Diomed Holdings, Inc.
                  One Dundee Park
                  Andover, MA  01810
                  ATTN: President and Chief Executive Officer
                  Telecopier No.  978-475-8488

                  With a copy to:
                  McGuireWoods LLP
                  9 West 57th Street, 16th Floor
                  New York, NY  10019
                  ATTN:  William A. Newman, Esq.
                  (212) 548-2160 (Telephone)
                  (212) 548-2150 (Facsimile)

LENDERS:          To the Designated Lender at the following address:

                  Gibralt US, Inc.
                  2000-1177 West Hastings Street
                  Vancouver, B.C.  V6E 2K3

                  With a copy to:
                  Wollmuth Maher & Deutsch, LLP
                  500 Fifth Avenue
                  New York, NY  10110
                  ATTN:  Rory M. Deutsch, Esq.
                  (212) 382-3300 (Telephone)
                  (212) 382-0050 (Facsimile)

     12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The Company's and the Lenders' representations and warranties herein shall survive for a period of fifteen (15) months after the execution and delivery of this Agreement and shall inure to the benefit of the Lenders and the Company and their respective successors and assigns.

                            [Signature page follows.]

\\COR\158905.10

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Lenders, the Designated Lender, Diomed and the Company as of the date set forth below.

Date:    April 22, 2003

                              COMPANY:

                              Diomed Holdings, Inc.

                                     /s/  JAMES A. WYLIE, JR.

                              By:  _____________________________
                              Name:  James A. Wylie, Jr.
                              Title:    Chief Executive Officer

                              DIOMED:

                              Diomed, Inc.

                                     /s/  JAMES A. WYLIE, JR.

                              By:  ______________________________
                              Name:  James A. Wylie, Jr.
                              Title:    Chief Executive Officer

                              DESIGNATED LENDER

                              Gibralt US, Inc.

                              /s/ JOHNNY CIAMPI

                              By:  _______________________________

                              Name: Johnny Ciampi
                              Title:    Authorized Person

                              LENDER

                              Gibralt US, Inc.

                              /s/ JOHNNY CIAMPI

                              By:  ________________________________

                              Name: Johnny Ciampi
                              Title:    Authorized Person
                              Address:    2000-1177 West Hastings Street
                                          Vancouver, B.C.  V6E 2K3
                                          Canada

                               Loans to be Made at the
                                        Initial Closing:           $  150,000

                               Loans to be Made on Subsequent Loan Dates:
                                          Up to an aggregate of     $  950,000
                               Total Lender's Commitment:           $1,100,000
                               Number of Commitment Shares Issued:          22
                               Number of Common Shares to be Issued: 2,769,756

                               LENDER

                               James A. Wylie, Jr.

                               /s/  JAMES A. WYLIE, JR.

                                --------------------------------

                               Address:    c/o Diomed, Inc.
                                           One Dundee Park
                                           Andover, MA  01801
                               Loans to be Made at the Initial Closing: $50,000 Loans to be Made on Subsequent Loan Dates:$ zero
                               Total Lender's Commitment:               $50,000
                               Number of Comitment shares Issued:             1
                               Number of Common Shares to be Issued:    125,898

                               LENDER

                               Peter Norris

                                /s/ PETER NORRIS

                               --------------------------------

                              Address:     c/o Diomed, Inc.
                                           One Dundee Park
                                           Andover, MA  01801

                              Loans to be Made at the Initial Closing: $50,000 Loans to be Made on Subsequent Loan Dates: $ zero
                              Total Lender's Commitment:                $50,000

                              Number of Comitment shares Issued:              1
                              Number of Common Shares to be Issued:     125,898

                             Schedules and Exhibits

Exhibit A               FORM OF CLASS D NOTE
---------

Schedule 1(a)(ii)       SCHEDULE OF LOANS AND SUBSEQUENT LOAN DATES
-----------------       [OMITTED]

Exhibit B               CERTIFICATE OF DESIGNATIONS OF CLASS D STOCK
---------

Exhibit C               FORM OF LEGAL OPINION
---------

                                             EXHIBIT A TO SECURED LOAN AGREEMENT

                                  CLASS D NOTE

         NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION REQUIREMENTS THEREOF OR EXEMPTION THEREFROM.

No. ____                                                     Up to $__________
Issuance Date: May 6, 2003

                                  DIOMED, INC.

                      CLASS D SECURED NOTE DUE MAY 6, 2004

                  FOR VALUE RECEIVED, DIOMED, INC., a corporation organized and existing under the laws of the State of Delaware ("Diomed"), a wholly-owned subsidiary of Diomed Holdings, Inc. (the "Company") hereby promises to pay to
____________________________,         having        its        address        at
__________________________________________,  or its assigns  (the  "Holder"  and together with the other holders of Class D Secured Notes due May 6, 2004 (each, a "Class D Note" or a "Note" and together with the other Notes, the "Class D Notes" or the "Notes") issued pursuant to the Secured Loan Agreement (as defined below, the "Holders"), the principal sum of ____________________ and ____/100 Dollars ($________________) or such lesser amount equal to the aggregate of the Loans made by the initial Holder of this Note pursuant to the Secured Loan Agreement (as defined below) on May 6, 2004 (as such date may be extended or modified by the Company with the Lenders' Approval, (the "Maturity Date") and to pay simple interest on the principal sum outstanding from time to time as provided for herein in arrears at the rate of 8% per annum, calculated on the basis of a 360 day year and the number of days elapsed (but in no event in excess of the maximum rate permitted by applicable law) upon the Maturity Date or the date when Holder redeems or demands repayment of this Note pursuant to
Section 2 or the Company elects to prepay this Note in full prior to the Maturity Date pursuant to Section 3. Interest shall be deemed to accrue on this Note commencing on the issuance date hereof and shall continue to accrue on a daily basis until payment in full of the principal sum has been made or duly provided for in accordance with the provisions hereof.

                  Capitalized terms not defined herein shall have their respective meanings in the Exchange Agreement dated as of April 22, 2003 by and among the Company, Diomed, the Note Purchasers (as defined therein) and the Designated Note Purchaser (as defined therein) (the "Exchange Agreement"), unless the context clearly indicates otherwise.

                  This Note is the Class D Note referred to in the Secured Loan Agreement dated April 22, 2003, among the Company, Diomed, the Lenders listed therein and the Designated

Lender (as defined therein) (the "Secured Loan Agreement"). By acceptance of this Note, the Holder accepts the terms and conditions set forth in the Secured Loan Agreement and irrevocably agrees to be bound thereby, including without limitation the appointment and authorization of the Designated Lender pursuant to Section 10 of the Secured Loan Agreement. In addition to the provisions of the Secured Loan Agreement, this Note is subject to the following additional provisions:

     1. Restricted Transferability, etc. This Note has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only (a) in compliance with the transfer restrictions prohibiting the transfer of Securities to certain Persons, as provided in
Section 4(a) of the Secured Loan Agreement, and (b) in compliance with the Securities Act and other applicable state and foreign securities laws. In the event of any proposed transfer of this Note to which the Company has granted its consent, the Company may require, prior to issuance of a new Note in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Note in such other name does not and will not cause a violation of the Securities Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Note to which the Company has consented, the Company, Diomed and any agent of the Company or Diomed may treat the person in whose name this Note is duly registered on Diomed's Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company, Diomed nor any such agent shall be affected by notice to the contrary.

     2. Holder's Option to Redeem Note or Demand Repayment Upon Consummation or Non-Occurrence of Contemplated Equity Financing.

          (a) Upon the consummation of the Contemplated Equity Financing, the Company shall provide written notice to the Designated Lender in accordance with the notice provisions set forth in Section 11 of the Secured Loan Agreement, which Notice shall include the terms and conditions of the Contemplated Equity Financing. Within ten (10) Business Days of the Designated Lender's receipt of such notice, the Holder may, at its option and in its sole discretion, by providing written notice to the Company, either:

               (i) cause the full redemption  (but not a partial  redemption) of this Class D Note and any other Class D Notes owned by the Holder to be automatically converted into Common Stock or other equity securities issued by the Company in the Contemplated Equity Financing at the price and other terms and subject to the same conditions as the Contemplated Equity Financing, such that such indebtedness will be treated as proceeds from the Contemplated Equity Financing on the same basis as the proceeds provided by the other investors in the Contemplated Equity Financing, whereupon the Company shall to issue an amount of Common Stock or other equity securities issued in the Contemplated Equity Financing equal to the amount of indebtedness represented by the Holder's Notes (including all accrued and unpaid interest) as of the date of redemption divided by the purchase price per share of the Common Stock or other equity securities issued in the Contemplated Equity Financing (the "Redemption Price"); or

               (ii) declare this Note, together with all accrued and unpaid interest herein, to be immediately due and payable, whereupon the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

At the time of redemption or repayment of this Note pursuant to the Holder's notice demanding redemption or repayment of this Note after the consummation of the Contemplated Equity Financing as aforesaid, (x) in the case of a redemption, the Company shall record the issuance of the securities representing the Redemption Price on the Company's records as of the time of the redemption, and shall provide Certificates evidencing such issuance to the Designated Lender as soon as practicably after the redemption, and (y) in the case of a repayment, Diomed shall, simultaneously with the payment in cash of the principal amount of this Note and all accrued and unpaid interest on this Note, whereupon the indebtedness represented by this Note (including all accrued and unpaid interest) shall be considered paid in full for all purposes, and the Note shall be cancelled and promptly returned by the Holder to the Company. The Holder's failure to return this Note to the Company after the satisfaction by the Company or Diomed of its obligations under clause (x) or (y) above, as the case may be, shall not cause the Company or Diomed to have any indebtedness or obligation to the Holder or any other Person.

          (b) If the Contemplated Equity Financing is not consummated prior to July 1, 2003, then the Holder may, at its option and in its sole discretion, by providing written notice to the Company, declare this Note, together with all accrued and unpaid interest herein, to be immediately due and payable, whereupon the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law. Upon receipt of such Notice, Diomed shall pay to the Holder in cash the entire principal amount and accrued and unpaid interest on this Note, whereupon the indebtedness represented by this Note (including all accrued and unpaid interest) shall be considered paid in full for all purposes, and the Note shall be cancelled and promptly returned by the Holder to the Company. The Holder's failure to return this Note to the Company after payment is made as aforesaid shall not cause the Company to have any indebtedness or obligation to the Holder or any other Person.

     3. Prepayment of Notes. Diomed may at its option call for prepayment all or part of the Class D Notes prior to the Maturity Date, as follows:

               (i) The Notes called for prepayment shall be redeemable for an amount (the "Prepayment Price") equal to (x) 100% of the principal amount called for prepayment, plus (y) interest accrued through the day immediately preceding the date of prepayment (the "Prepayment Date").

               (ii) If fewer than all outstanding Class D Notes are to be prepaid, then all Class D Notes shall be partially prepaid on a pro rata basis.

               (iii) Prior to the Prepayment Date, Diomed shall deposit into escrow an amount sufficient for the payment of the aggregate Prepayment Price of the Class D Notes being called for prepayment and shall make such funds available on and after the Prepayment Date for payment to the Holders who present their Class D Notes and otherwise comply with Diomed's instructions contained in the Prepayment Notice (as defined below).

               (iv) On the Prepayment Date, Diomed shall cause the Holders whose Class D Notes have been presented for prepayment to be issued payment of the Prepayment Price. In the case of a partial prepayment, Diomed shall also issue new Class D Notes to the Holders for the principal amount remaining outstanding after the Prepayment Date promptly after the Holders' presentation of the Class D Notes called for prepayment.

               (v) Not less than five (5) business days prior to the Prepayment Date, Diomed shall issue a notice (the "Prepayment Notice") to each Holder setting forth the following:

          1.   the Prepayment Date;

          2.   the Prepayment Price;

          3. the aggregate principal amount of the Class D Notes being called for prepayment;

          4. a statement instructing the Holders to surrender their Class D Notes for prepayment and payment of the Prepayment Price, including the name and address of Diomed or, if applicable, the paying agent of Diomed, where Class D Notes are to be surrendered for prepayment;

          5. a statement advising the Holders that interest will cease to accrue on the Class D Notes (or, in the case of a partial prepayment, that portion of the Class D Notes being called for prepayment) as of the Prepayment Date; and

          6. in the case of a partial prepayment, a statement advising the Holders that after the Prepayment Date a substitute Class D Note will be issued by Diomed after deduction the portion thereof called for prepayment, at no cost to the Holder.

     4. Payments. That portion of the principal amount of the Class D Notes which is outstanding on the Maturity Date shall be payable, together with accrued interest thereon as provided herein, on the Maturity Date by payment accordance with Section 8. All payments made hereon shall be applied first towards accrued interest and second to the principal amount hereof.

          5. Direct Obligation of Diomed. This Note is a direct obligation of Diomed.

          6. Security Agreement. The Holder of this Class D Note has the benefit of certain security provided to it as a Secured Party under the Security Agreement and the Pledge Agreement as provided therein.

          7.   Intentionally Omitted.

          8. Payments. All payments contemplated hereby to be made "in cash" shall be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments of cash and each delivery of shares of Common Stock issuable to the Holder as contemplated hereby shall be made to the Holder to an account designated by the Holder to Diomed and if the Holder has not designated any such accounts at the address last appearing on the Note Register of Diomed as designated in writing by the Holder from time to time; except that the Holder may designate, by notice to Diomed, a different delivery address for any one or more specific payments or deliveries.

          9. Acquired for Investment Purposes Only. The Holder of this Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note except in compliance with the terms of the the Secured Loan Agreement and under circumstances which will not result in a violation of the Securities Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

          10. Miscellaneous. With respect to governing law, jurisdiction and waiver of Jury trial:

               (a) THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE.

               (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTYOR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE. BY THE COMPANY'S EXECUTION AND DELIVERY OF THIS NOTE AND BY THE HOLDER'S ACCEPTANCE OF THIS NOTE, EACH OF THE COMPANY AND THE HOLDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS, AND IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS NOTE OR OTHER DOCUMENT RELATED THERETO. FURTHER, BY THE COMPANY'S EXECUTION AND DELIVERY OF THIS NOTE AND BY THE HOLDER'S ACCEPTANCE OF THIS NOTE, EACH OF THE COMPANY AND THE HOLDER WAIVES PERSONAL SERVICE

          OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

               (c) BY THE COMPANY'S EXECUTION AND DELIVERY OF THIS NOTE AND BY THE HOLDER'S ACCEPTANCE OF THIS NOTE, EACH OF THE COMPANY AND THE HOLDER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE COMPANY AND THE HOLDER OR ANY OTHER HOLDER OF NOTES OR ANY OF THEM WITH RESPECT TO ANY TRANSACTION DOCUMENT OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH OF THE COMPANY AND THE HOLDER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE COMPANY, THE HOLDER AND ANY PARTY TO THE OTHER TRANSACTION DOCUMENTS MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE COMPANY, THE HOLDER OR ANY OTHER HOLDER OF NOTES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     11. Events of Default. The following shall constitute an "Event of Default":

          (a) Diomed fails to pay principal or interest on this Note as required hereunder and the same shall continue for a period of two (2) days; or

          (b) Any of the representations or warranties made by Diomed or the Company in this Note or in the Secured Loan Agreement, the Security Agreement, the Pledge Agreement or the Registration Rights Agreement, or in any certificate or other material written statement heretofore or hereafter furnished by Diomed or the Company in connection with the execution and delivery of this Note or the other Documents shall have been or shall be false or misleading in any material respect at the time made; or

          (c) Diomed or the Company shall fail to perform or observe, in any material respect, any covenant, term, provision, condition, agreement or obligation under this Note, the Secured Loan Agreement, the Security
     Agreement, the Pledge Agreement, or the Registration Rights Agreement and such failure shall continue uncured for a period of thirty (30) days after written notice of such failure from the Holder; or

          (d) The voluntary or judicial dissolution or termination of the Company or Diomed, Inc.; or

          (e) The Company or Diomed, Inc. shall (i) admit in writing its inability to pay its debts as they become due; (ii) file a petition in bankruptcy or for reorganization or for the adoption of an agreement under the Bankruptcy Code; (iii) make an assignment for the benefit of its creditors; (iv) have commenced against it a proceeding for the appointing of a receiver or trustee for all or a substantial part of its property which is not dismissed or stayed for a period of

     30 days; (v) allow the assumption of custody or sequestration by a court of competent jurisdiction of all or a substantial part of its property; (vi) suffer an attachment on all or a substantial part of his property or (vii) take any action in furtherance of the foregoing; inability to pay its debts generally as they mature; or

          (f)  Any  declared   default  of  the  Company  or  Diomed  under  any
     Institutional Indebtedness that gives the holder thereof the right to accelerate such Institutional Indebtedness, and such Institutional Indebtedness is in fact accelerated by the holder. The term "Institutional Indebtedness" means the principal of and unpaid accrued interest on: (i) all indebtedness to banks, commercial finance lenders, insurance companies or other financial institutions regularly engaged in the business of lending money, which is for money borrowed by the Company or Diomed, as the case may be, (whether or not secured), (ii) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for or to refinance such Institutional Indebtedness, and (iii) any indebtedness arising from the satisfaction of such Institutional Indebtedness by a guarantor;

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by a majority in interest of the Holders of the Notes (which waiver shall not be deemed to be a waiver of any subsequent default) at the option and in the discretion of Holders holding sixty-six and two-thirds percent (66-2/3%) of the principal amount of the Class D Notes, the Holders may declare this Note, together with all accrued and unpaid interest herein, to be immediately due and payable, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holders of sixty-six and two-thirds percent (66-2/3%) of the Class D Notes, with the Lenders' Approval, may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

     12. No Rights as a Stockholder. Nothing contained in this Note shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company.

     13. Amendments. This Note may be amended only by the written consent of the parties hereto. In the absence of manifest error, the outstanding principal amount of the Note on the Company's books and records shall be the correct amount.

     14. Waivers. No waivers or consents in regard to any provision of this Note may be given other than by an instrument in writing signed by the Holder.

                            [Signature Page Follows]

              IN WITNESS WHEREOF, the Company has caused this Class D Note to be duly executed by an officer thereunto duly authorized.

Dated as of the Issuance Date set forth above.

                                           DIOMED, INC.



                                           By:  _______________________________

                                           James A. Wylie, Jr.
                                           ------------------------------------
                                           (Print Name)
                                           Chief Executive Officer
                                           (Title)

Acknowledged and Agreed:                    DIOMED HOLDINGS, INC.


                                           By:  _______________________________

                                           James A. Wylie, Jr.
                                           ------------------------------------
                                           (Print Name)
                                           Chief Executive Officer
                                           (Title)

                                            EXHIBIT B TO SECURED LOAN AGREEMENT

                              DIOMED HOLDINGS, INC.

                           ---------------------------

                         CERTIFICATE OF DESIGNATIONS OF

                      CLASS D CONVERTIBLE PREFERRED STOCK,

                           PAR VALUE $0.001 PER SHARE

                           ---------------------------

       Pursuant to Section 151(g) of the Delaware General Corporation Law

                           ---------------------------

IT IS HEREBY CERTIFIED that:

     1. The name of the company (hereinafter called the "Corporation") is Diomed Holdings, Inc., a corporation organized and now existing under the Delaware General Corporation Law ("DGCL").

     2. The Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") authorizes the issuance of Twenty Million (20,000,000) shares of preferred stock, par value $0.001 per share (the "Preferred Stock"), and expressly vests in the Board of Directors of the Corporation the authority to issue any or all of said shares by resolution or resolutions and to establish the designation and number of shares to be issued.

     3. The Board of Directors of the Corporation, pursuant to the authority expressly vested in it as aforesaid, and pursuant to the provisions of Section 151 of the DGCL, has adopted the resolution set forth below to create a series of Preferred Stock designated as Class D Stock. Pursuant to said Section 151, the approval of the Corporation's shareholders was not required.

     RESOLVED, That Twenty Four (24) shares of the One Million Nine Hundred Ninety Nine Thousand Eighty (1,999,080) shares of Preferred Stock of the Corporation which are authorized but unissued shares as of the date of this certificate shall hereby be designated Class D Convertible Preferred Stock, par value $0.001 per share (the "Class D Stock"), and shall possess the rights and preferences set forth below:

         1. DIVIDENDS. The holders of the Corporation's Class D Stock shall be entitled, when and if declared by the board of directors of the corporation (the "Board of Directors"), to cash dividends and distributions out of funds of the corporation legally available for that purpose (collectively, "Distributions") pro rata and pari passu with the holders of the Corporation's common stock, par value $0.001 per share (the "Common Stock"), such that the Distributions payable on each issued and outstanding share of the Class D Stock shall be equal to the amount paid on that number of shares of shares of Common Stock into which such Class D Stock is convertible, and all Distributions shall be declared, paid and set aside ratably on the foregoing basis among the holders of the Class D Stock and the holders of the Common Stock in proportion to the issued and outstanding shares of the Class D Stock and the Common Stock held by them.

         2. VOTING.

              (a) The holders of the Class D Stock shall each be entitled to vote the number of votes equal to the number of shares of the Common Stock into which such shares are to be converted pursuant to Section 4 of this Certificate. Except as expressly set forth in Section 2(b) of this Certificate, any matter as to which the holders of Common Stock are entitled to vote shall require the affirmative vote of the holders of a majority of the issued and outstanding shares of the Corporation's capital stock entitled to vote thereon, including the Class D Stock (and any other outstanding capital stock of the of the Corporation convertible into Common Stock), with the holders of the shares of the Class D Stock (and any other outstanding capital stock of the of the Corporation convertible into Common Stock) and the holders of the shares of the Common Stock voting as one class.

              (b) The affirmative vote of the holders of a majority of the issued and outstanding shares of the Class D Stock, voting as a separate class, shall be required to change the powers, preferences or special rights of the shares of the Class D Stock in relation to the shares of the Common Stock.

         3. LIQUIDATION.

              (a) Upon the occurrence of a Liquidating Event (as defined below in Section 3(c) of this Certificate), whether voluntary or involuntary, the holders of the Class D Stock and the Common Stock of all classes shall be entitled to receive, pro rata and pari passu out of the assets of the Corporation available for distribution to its stockholders or from the net proceeds from a sale, lease, exchange or other disposition of the assets of the Corporation (in any such case, the "Proceeds"), as applicable, the following: all issued and outstanding shares of Class D Stock shall be automatically converted into shares of Common Stock pursuant to Section 4 and then and thereafter the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Common Stock (after giving effect to full conversion of the Class D Stock) in proportion to the issued and outstanding shares of the Common Stock held by them.

              (b) Liquidating Event. Any of the following shall be considered a "Liquidating Event" and shall entitle the holders of the Class D Stock and the Common Stock to receive promptly after the Corporation's realization thereof, in cash, securities or other property, those amounts specified in Section 3(a) of this Certificate:

                    (i) any liquidation, dissolution or winding up of the Corporation; or

                    (ii) any sale,  lease,  exchange or other disposition of all or substantially all the Corporation's assets.

         4. CONVERSION OF SHARES OF THE CLASS D STOCK. Shares of the Class D Stock shall automatically convert into shares of the Common Stock on the basis set forth in, and subject to the limitations of, this Section 4 of this
Certificate:

              (a) Conversion Ratio.
                  ----------------

                    (i) Subject to and in compliance with the provisions of this
               Section 4, each one (1) share of the Class D Stock (or any fraction thereof) shall be converted into One Hundred Twenty Five Thousand Eight Hundred Ninety Eight (125,898) fully paid and nonassessable shares (calculated as to each conversion to the nearest one-thousandth of a share) of the Common Stock. The ratio of 1:125,898, as adjusted pursuant to the Section 4(a)(ii) of this Certificate, is referred to as the "Class D Conversion Ratio."

                    (ii)  Subdivision or Combination of the Common Stock. If the
               Corporation at any time or from time to time shall declare or pay any dividend on the shares of the Common Stock payable in shares of the Common Stock or in any right to acquire shares of the Common Stock, or shall effect a subdivision of the outstanding shares of the Common Stock into a greater number of shares of the shares of any class of the Common Stock (by stock split, reclassification or otherwise), or if the outstanding shares of the Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of the Common Stock, then the Class D Conversion Ratio in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate, such that each share of the Class D Stock is converted into those shares of the Common Stock that represent the economic equivalent of the shares of the Common Stock into which each share of the Class D Stock was convertible immediately prior to such dividend, subdivision, combination or reclassification.

              (b) Conversion. All of the outstanding shares of the Class D Stock
                  ----------
shall automatically convert into shares of the Common Stock on the date on which the holders of the Corporation's capital stock approve the issuance of the Common Stock into which the Class D Stock is convertible, if and to the extent such approval is required by the DGCL or the rules and regulations of the American Stock Exchange.

              (c) Determinations by the Corporation.  In determining  Conversion
                  ---------------------------------
Share Amounts, the determination of the Corporation shall be final, absent manifest error. All Conversion Share Amounts shall be rounded to the nearest one-thousandth of a share.

              (d) Conversion Procedure.
                  --------------------

                    (i) The  conversion  of  shares  of  Class D Stock  shall be deemed to have been effected as of the close of business on the date on which such shares of the Class D Stock are converted pursuant to the terms of Section (b) of this Certificate. At the time any such conversion has occurred, the rights of the holder of the shares converted as a holder of shares of the Class D Stock shall cease, and the person or persons such shares of the Class D Stock shall become the holder or holders of record of the shares of the Common Stock into which such shares of the Class D Stock were converted.

                    (ii) The issuance of  certificates  for shares of the Common
               Stock upon conversion of shares of the Class D Stock shall be made without charge to the holders of such shares of the Class D Stock for any issuance tax in respect thereof (so long as such certificates are issued in the name of the record holder of such shares of the Class D Stock) or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of the Common Stock. Upon conversion of each share of the Class D Stock, the Corporation shall take all such actions as are necessary in order to ensure that the shares of the Common Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes (other than any taxes relating to any dividends paid with respect thereto), liens, charges and encumbrances with respect to the issuance thereof.

                    (iii) The Corporation  shall not close its books against the transfer of Common Stock of any class issued or issuable upon conversion of shares of the Class D Stock in any manner which interferes with the timely conversion of Stock. The Corporation shall assist and cooperate with any holder of such shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any
               conversion   of  such  shares   hereunder   (including,   without
               limitation, making any filings required to be made by the Corporation). Shares of the Class D Stock that have been converted shall be cancelled and shall not be held in treasury or otherwise be available for reissuance.

              (e)  Extraordinary   Event.  Prior  to  the  consummation  of  any
                   ---------------------
Extraordinary Event (as defined below), the Corporation shall make appropriate provisions to ensure that each of the holders of the shares of the Class D Stock shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore receivable upon the conversion of such holder's Class D Stock, such shares of stock, securities or assets as such holder would have received in connection with such Extraordinary Event if such holder had converted its shares of Class D Stock immediately prior to such Extraordinary Event. In each such case, the Corporation shall also make appropriate provisions to ensure that the provisions of this Section 4(e) shall thereafter be applicable to the shares of the Class D Stock (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation, an immediate adjustment of the Class D Conversion Ratio reflecting the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of the Common Stock acquirable and receivable upon conversion of shares of the Class D Stock). The Corporation shall not effect any Extraordinary Event, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from such consolidation or merger or the entity purchasing such assets assumes in writing the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. As used herein, "Extraordinary Event" means the occurrence or consummation of a transaction or series of related transactions resulting in:
(i) a merger, consolidation, sale or reorganization in which the Corporation or any of its subsidiaries is not the surviving corporation; or (ii) a sale, lease or exchange, directly or indirectly, of all or substantially all of the property and assets of the Corporation, whether or not in the ordinary course of business.

              (f) No Impairment.  The Corporation will not, by amendment of this
                  -------------
Certificate or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action (other than actions taken in good faith), avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in carrying out all the provisions of this Section 4 and in taking all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the shares of the Class D Stock against impairment.

              (g)  Reservation of Common Stock.  The  Corporation  shall, at all
                   ---------------------------
times when shares of the Class D Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of shares of the Class D Stock, such number of its duly authorized shares of the Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Class D Stock. Before taking any action which would cause the effective purchase price for the shares of the Class D Stock to be less than the par value of the shares of the Class D Stock, the Corporation shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of such Common Stock at such effective purchase price.

         5. UNCERTIFICATED SHARES. The shares of the Class D Stock shall be uncertificated shares; provided, that in accordance with Section 158 of the DGCL every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of, the Corporation representing the number of shares owned of record by such holder in certificate form.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Designations as the act and deed of the corporation referenced above.

                                        /s/ Lisa M. Bruneau
                                        --------------------------------------
                                        Name: Lisa M. Bruneau
                                        Title:   Secretary

                                             EXHIBIT C TO SECURED LOAN AGREEMENT

                        [Letterhead of McGuireWoods LLP]

                                                                     May 7, 2003

To each of the Note Purchasers, party to the Exchange Agreement referred to below, and To each of the Lenders, party to the Secured Loan Agreement referred to below

                              Diomed Holdings, Inc.

Ladies and Gentlemen:

                  We have acted as special New York counsel to Diomed Holdings, Inc., a Delaware corporation (the "Company"), and Diomed, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Diomed"), in connection with the transactions contemplated by (i) the Exchange Agreement, dated as of the date hereof (the "Exchange Agreement"), among the Company, Diomed, the Note Purchasers signatory thereto (the "Note Purchasers") and Gibralt US, Inc., as designated purchaser for the Note Purchasers (the "Designated Note Purchaser"), and (ii) the Secured Loan Agreement, dated as of the date hereof (the "Secured Loan Agreement"), among the Company, Diomed, the Lenders signatory thereto (the "Lenders") and Gibralt US, Inc., as designated lender for the Lenders (the "Designated Lender"). This opinion letter is furnished to you pursuant to
Section 8(c) of the Exchange Agreement and Section 8(e) of the Secured Loan Agreement. Unless otherwise defined herein, terms used herein have the meanings provided in the Exchange Agreement. As used herein, "New York UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York and "Delaware UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Delaware.

                             I. Documents Reviewed

                  In connection with this opinion letter, we have examined the following documents, each of which is dated on or as of the date of the Exchange Agreement and the Secured Loan Agreement unless otherwise indicated:

     (a)  the Exchange Agreement

     (b)  the Secured Loan Agreement;

     (c)  the Notes;

     (d)  the Certificate of Designations for the Exchange Conversion Shares;

     (e)  the Certificate of Designations for the Commitment Shares;

     (f)  the Security Agreement;

     (g)  the Pledge Agreement; and

     (h)  the Registration Rights Agreement.

The documents referred to in clauses (a) through (h) above are referred to collectively as the "Subject Documents".

          In addition we have examined the following:

               (i) originals, or copies identified to our satisfaction as being true copies, of such records, documents and other instruments as we have deemed necessary for the purposes of this opinion letter; and

               (ii) a copy of the UCC-1 Financing Statement (the "UCC Financing Statement") naming Diomed as debtor and Gibralt US, Inc. as secured party, filed on December 30, 2002 with the Office of the Secretary of State of Delaware (the "UCC Filing Office").

                    II. Assumptions Underlying Our Opinions

          For all purposes of the opinions expressed herein, we have assumed, without independent investigation, that:

          (a) Factual Matters. With regard to factual matters, to the extent that we have reviewed and relied upon representations of the Company and Diomed set forth in the Subject Documents, such representations are true and correct;

          (b) Contrary Knowledge of Addressee. No addressee of this opinion letter has any actual knowledge that any of our factual assumptions or opinions is inaccurate;

          (c) Signatures. The signatures of individuals (other than individuals signing on behalf of the Company and Diomed) signing the Subject Documents are genuine and authorized;

          (d) Authentic and Conforming Documents. All documents submitted to us as originals are authentic, complete and accurate and all documents submitted to us as copies conform to authentic original documents;

          (e) Capacity of Certain Parties. All parties to the Subject Documents have the (i) capacity and (ii), except in the case of the Company and Diomed, full power and authority to execute, deliver and perform the Subject Documents and the documents required or permitted to be delivered and performed thereunder;

          (f) Subject Documents Binding on Certain Parties. Except with respect to the Company and Diomed, all of the Subject Documents and the documents required or permitted to be delivered thereunder have been duly authorized by all necessary corporate or other action on the part of the parties thereto, have been duly executed and delivered by such parties and, except with respect to the Company and Diomed, are legal, valid and binding obligations enforceable against such parties in accordance with their terms;

          (g) Consents for Certain Parties. All necessary consents, authorizations (other than in the case of the Company and Diomed), approvals, permits or certificates (governmental and otherwise) which are required as a condition to the execution and delivery of the Subject Documents by the parties thereto and to the consummation by such parties of the transactions contemplated thereby have been obtained; and

          (h) Accurate Description of Parties' Understanding. The Subject Documents accurately describe and contain the mutual understanding of the parties, and there are no oral or written statements or agreements that modify, amend or vary, or purport to modify, amend or vary, any of the terms thereof.

                               III. Our Opinions

          Based on and subject to the foregoing and the other limitations, assumptions, qualifications and exclusions set forth in this opinion letter, we are of the opinion that:

          1. Execution, Validity and Enforceability. The Company and Diomed each has (i) the corporate power and authority to execute, deliver and perform the provisions of each Subject document to which it is a party, (ii) taken all corporate action necessary to authorize the execution and delivery thereof and (iii) duly executed and delivered each Subject Document to which it is party, and each such Subject Document constitutes its valid, binding and enforceable obligation.

          2. Capitalization of the Company. The authorized capital stock of the Parent consists of 100,000,000 shares, of which 80,000,000 shares are shares of Common Stock, par value $0.001 per share, and of which 20,000,000 shares are shares of preferred stock, par value $0.001 per share, of which 20 shares are designated as Class C Convertible Preferred Stock (the "Class C Stock") and 24 shares are designated as Class D Convertible Preferred Stock (the "Class D Stock"). The Company has duly reserved 27,117,240 shares of Common Stock for issuance upon the conversion of the Class C Stock in accordance with its terms, and has duly reserved 3,021,552 shares of Common Stock for issuance upon the conversion of the Class D Stock. Upon conversion of the Class C Stock and the Class D Stock in accordance with their respective terms, the Common Stock so issued will be validly issued, fully paid and non-assessable.

          3. UCC Matters. (a) The Pledge Agreement is effective to create a valid security interest in favor of the Designated Note Purchaser and the Designated Lender (for the benefit of the Secured Parties), to secure the indebtedness described therein, in all right, title and interest of Diomed in and to all certificated securities (as defined in Section 8-102(a)(4) of the UCC, the "Pledged Securities") and all other personal property included within the term "Collateral" (as defined in the Pledge Agreement) in which a security interest can be granted under Article 9 of the UCC (collectively, the "Pledged Collateral"). The Designated Note Purchaser and the Designated Lender, for the benefit of the Secured Parties, will have a perfected security interest in the Pledged Securities upon delivery to the Designated Note Purchaser and the Designated Lender, for the benefit of the Secured Parties, in the State of New York of the certificates representing such Pledged Securities in registered form, issued or indorsed in the name of the Designated Note Purchaser and the

     Designated Lender or in blank by an effective indorsement, or accompanied by undated stock powers with respect thereto duly indorsed in blank by an effective indorsement. We understand that the certificates representing the Pledged Securities have previously been delivered to the Designated Note Purchaser and the Designated Lender, so indorsed.

          (b) The Security Agreement is effective to create a valid security interest in favor of the Secured Parties to secure the Secured Obligations in all right, title and interest of Diomed in and to all personal property included within the term "Collateral" (as defined in the Security Agreement) in which a security interest can be granted under Article 9 of the New York UCC (collectively, the "Article 9 Collateral"; and together with the Pledged Collateral, being the "Subject Collateral").

          (c) The Secured Parties have a perfected security interest in those items of the Article 9 Collateral in which a security interest may be perfected under Article 9 of the Delaware UCC by the filing of a financing statement in the UCC Filing Office.

                                 IV. Exclusions

          1. General Exclusions. We call your attention to the following matters as to which we express no opinion:

          (a) Indemnification. Any agreement of the Company or Diomed in a Subject Document relating to indemnification, contribution or exculpation from costs, expenses or other liabilities that is contrary to public policy or applicable law;

          (b) Fraudulent  Transfer.  The effect,  if  applicable,  of fraudulent
     conveyance,   fraudulent  transfer  and  preferential   transfer  laws  and
     principles of equitable subordination;

          (c) Jurisdiction; Venue, etc. Any agreement of the Company or Diomed in a Subject Document to submit to the jurisdiction of federal courts located in the State of New York, to waive any objection to the laying of the venue, to waive the defense of forum non conveniens in any action or proceeding referred to therein, to waive trial by jury, to effect service of process in any particular manner or to establish evidentiary standards;

          (d) Trust Relationship. The creation of any trust relationship by the Company or Diomed on behalf of any Note Purchaser;

          (e) Certain Laws. Federal securities laws or regulations, state securities and Blue Sky laws or regulations, federal and state banking laws and regulations, pension and employee benefit laws and regulations, federal and state environmental laws and regulations, federal and state tax laws and regulations, federal and state health and occupational safety laws and regulations, building code, zoning, subdivision and other laws and regulations governing the development, use and occupancy of real property, the Hart-Scott-Rodino Antitrust Improvements

     Act of 1976 and other federal and state antitrust and unfair competition laws and regulations, the Assignment of Claims Act, and the effect of any of the foregoing on any of the opinions expressed;

          (f)  Local  Ordinances.  The  ordinances,   statutes,   administrative
     decisions, orders, rules and regulations of any municipality, county, special district or other political subdivision of the State of New York;

          (g) Certain Agreements of Company. Any agreement of the Company or Diomed in a Subject Document providing for:

               (i)   specific   performance   of  the   Company's   or  Diomed's
          obligations;

               (ii) establishment of a contractual rate of interest payable after judgment;

               (iii) rights of set off;

               (iv) the granting of any power of attorney;

               (v) survival of liabilities and obligations of any party under any of the Subject Documents arising after the effective date of termination of the Secured Loan Agreement; or

               (vi) obligations to make an agreement in the future;

          (h) Remedies. Any provision in any Subject Document to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to any other right or remedy, that the election of some particular remedy does not preclude recourse to one or more others or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy;

          (i) UCC Choice of Law. Any provision in any Subject Document with respect to governing law to the extent that such provision purports to affect the choice of law governing perfection and non-perfection of the security interests;

          (j) Sale of Collateral. Any provision in any Subject Document relating to the sale or other disposition of Collateral except in compliance with the New York UCC;

          (k) Custody of Collateral. Any provisions in any Subject Document providing for the care of collateral in the possession of the Designated Note Purchaser and the Designated Lender to the extent inconsistent with
     Section 9-207 of the New York UCC; and

          (l) Waivers. Any purported waiver, release, variation, disclaimer, consent or other agreement to similar effect (collectively, a "Waiver") by the Company or Diomed under any Subject Document to the extent limited by Sections 1-102(3) or 9-602 of the New York UCC or other provisions of applicable law (including judicial decisions), except to the extent that such

     Waiver is effective under and is not prohibited by or void or invalid under
     Section 9-602 of the New York UCC or other provisions of applicable law (including judicial decisions).

          2. Exclusions as to UCC Security Interests. We also express no opinion as to the following matters:

          (a) Title or Priority. Any person's ownership rights in or title to, or priority of any security interest or lien on or with respect to, any property or assets forming any part of the Subject Collateral;

          (b) Security Interest in Certain Types of Collateral. The creation of any security interest purported to be granted in or in respect of the following: (a) any real property or fixtures, equipment used in farming operations, farm products, crops, timber to be cut or as extracted collateral; or (b) policies of insurance, receivables due from any government or agency thereof, inventory which is subject to any negotiable documents of title (such as negotiable bills of lading or warehouse receipts), consumer goods, beneficial interests in a trust, letters of credit or accounts resulting from the sale of any of the foregoing; or (c) any other property or assets, the creation of a security interest in which is excluded from the coverage of Article 9 of the New York UCC (in the case of our opinion in paragraphs III-2(a), (b) and (c)) or Articles 8 and 9 of the New York UCC (in the case of our opinion in paragraph III-2(a), including such property or assets the creation, perfection or priority of a security in which are subject to (i) a statute or treaty of the United States which provides for a national or international registration or a national or international certificate of title for the perfection or recordation of a security interest therein or which specifies a place of filing different from that specified in the New York UCC for filing to perfect or record such security interest, (ii) a certificate of title statute or (iii) the laws of any jurisdiction other than the State of New York, Article 9 of the Delaware UCC or the United States; and

          (c) Enforceability of Lien on Certain Types of Collateral. The enforceability of any lien on or security interest in any Subject
     Collateral:

               (i) consisting of goods of a consignor who has delivered such goods to the Company under a true consignment (as distinguished from a consignment intended as security);

               (ii) as against a "buyer in the ordinary course of business" (within the meaning of Article 9 of the New York UCC) of the Subject Collateral; and

               (iii) consisting of inventory of Diomed in the event of any failure by Diomed to have fully complied with the Fair Labor Standards Act of 1932, as amended, including Sections 206 and 207 thereof; and

     (d) Security Interests. The creation, validity, perfection or enforceability of any security interest or lien purported to be granted in or in respect of any of the Article 9 Collateral, other than as expressly provided in paragraph III-2 above.

                       V. Qualifications and Limitations

          1. General Qualifications and Limitations. The opinions set forth above are subject to the following qualifications and limitations:

          (a) Applicable Law. Our opinions are limited to the federal law of the United States, Article 9 of the Delaware UCC, the General Corporate Law of the State of Delaware and the laws of the State of New York, and we do not express any opinion concerning any other law.

          (b) Bankruptcy. Our opinions are subject to the effect of any applicable bankruptcy, insolvency (including, without limitation, laws relating to preferences), reorganization, moratorium and other similar laws affecting creditors' rights generally.

          (c) Equitable Principles. Our opinions are subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing. In applying such principles, a court, among other things, might limit the availability of specific equitable remedies (such as injunctive relief and the remedy of specific performance), might not allow a creditor to accelerate maturity of debt or exercise other remedies upon the occurrence of a default deemed immaterial or for non-credit reasons or might decline to order a debtor to perform covenants in a Subject Document. Further, a court may refuse to enforce a covenant if and to the extent that it deems such covenant to be violative of applicable public policy, including, for example, provisions requiring indemnification of any Note Purchaser against liability for its own wrongful or negligent acts.

          (d) Unenforceability of Certain Provisions. Certain of the provisions contained in the Subject Documents may be unenforceable or ineffective, in whole or in part, but the inclusion of such provisions does not render any Subject Document invalid as a whole, and each of the Subject Documents contains, in our opinion, adequate remedial provisions for the ultimate practical realization of the principal benefits purported to be afforded by such Subject Document, subject to the other qualifications contained in this opinion letter. We note, however, that the unenforceability of such provisions may result in delays in enforcement of the rights and remedies of the Designated Note Purchaser and the Designated Lender under the Subject Documents, and we express no opinion as to the economic consequences, if any, of such delays.

          (e) Material Changes to Terms. Provisions in the Subject Documents which provide that any obligations of the Company or Diomed thereunder will not be affected by the action or failure to act on the part of any Note Purchaser or by an amendment or waiver of the provisions contained in the other Subject Documents might not be enforceable under circumstances in which such action, failure to act, amendment or waiver so materially changes the essential terms of the obligations that, in effect, a new contract has arisen between the Note Purchasers on the one hand and the Company and/or Diomed on the other hand.

          (f) Incorporated Documents. This opinion does not relate to (and we have not reviewed) any documents or instruments other than the Subject Documents, and we express no opinion as to such other documents or instruments (including, without limitation, any documents or instruments referenced or incorporated in any of the Subject Documents) or as to the interplay between the Subject Documents and any such other documents and instruments.

          2. Qualifications and Limitations as to UCC Security Interests. Our opinions in paragraph III-2 above are subject to the following:

          (a) Security Interest in Proceeds. The continuation and perfection of the Secured Parties' security interest in the proceeds of the Subject Collateral are limited to the extent set forth in Section 9-315 of the New York UCC; and Section 9-315 of the UCC, as applicable.

          (b) Actions to Continue Effectiveness. We express no opinion as to any actions that may be required to be taken periodically under the New York UCC, the Delaware UCC or any other applicable law for the effectiveness of any financing statements, or the validity or perfection of any security interest, to be maintained.

          (c) After-Acquired Property. A security interest in any Article 9 Collateral that constitutes after-acquired collateral does not attach until Diomed has rights in such after-acquired collateral.

          (d) Property Acquired after Commencement of Bankruptcy Case. In the case of property which becomes part of the Subject Collateral after the date hereof, Section 552 of the Bankruptcy Reform Act of 1978, as amended (the "Bankruptcy Code") limits the extent to which property acquired by a debtor after the commencement of a case under the Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case.

          (e) After-acquired Property as Voidable Preference. In the case of property which becomes part of the Subject Collateral after the date hereof, Section 547 of the Bankruptcy Code provides that a transfer is not made until the debtor has rights in the property transferred, so a security interest in after-acquired property which is security for other than a contemporaneous advance may be treated as a voidable preference under the conditions (and subject to the exceptions) provided by Section 547 of the Bankruptcy Code.

          (f) Rights of Third Parties in Certain Collateral. The rights of the Secured Parties with respect to Subject Collateral consisting of accounts, instruments, licenses, leases, contracts or other agreements will be subject to the claims, rights and defenses of the other parties thereto against the Company or Diomed.

          (g) Licenses or Permits as Collateral. In the case of any Subject Collateral consisting of licenses or permits issued by governmental authorities or other persons or entities, Diomed may not have sufficient rights therein for the security interest of the Secured Parties to attach and, even if Diomed has sufficient rights for the security interest of the Secured Parties to attach, the exercise of remedies may be limited by the terms of the license or permit or require the consent of the governmental authority issuing such license or permit.

          (h) Collateral  Evidenced by Instruments.  We note that, if any of the
     Article 9 Collateral is evidenced by instruments or tangible chattel paper or any other property in which a security interest may be perfected by taking possession (in each case as defined, and as provided for, in the New York UCC), the local law of the jurisdiction where such property is located will govern the priority of a possessory security interest in such property and the effect of perfection or non-perfection of a non-possessory security interest in such property.

          (i) Other UCC Limitations. Such opinions may also be limited by Sections 9-320, 9-323, 9-335 and 9-336 of the New York UCC and the Delaware UCC.

          (j) Pledged Securities. In the case of Pledged Securities:

          (i) we express no opinion as to the perfection of the security interest of the Secured Parties in any portion of the Pledged Securities, the continuous possession of which is not maintained by the Designated Note Purchaser and the Designated Lender for the benefit of the Secured Parties in the State of New York and, in addition, we call to your attention that perfection (and the effect of perfection and non-perfection) of the security interest of the Designated Note Purchaser and the Designated Lender in the Pledged Securities may be governed by laws other than those of the UCC to the extent the Pledged Securities become located in a jurisdiction other than the State of New York; and

               (ii) we call to your attention that in the case of the issuance of additional shares or other distributions in respect of the Pledged Securities, the security interests of the Secured Parties therein will be perfected only if possession thereof is obtained or other action appropriate to the nature of the distribution is taken, in either case, in accordance with the provisions of the UCC and other applicable law.

                            VI. Reliance on Opinions

     The foregoing opinions are being furnished to the Note Purchasers and the Lenders for the purpose referred to in the first paragraph of this opinion letter, and this opinion letter is not to be furnished to any other person or entity or used or relied upon for any other purpose without our prior written consent. The opinions set forth herein are made as of the date hereof, and we assume no obligation to supplement this opinion letter if any applicable laws change after the date hereof or if we become aware after the date hereof of any facts that might change the opinions expressed herein.

                                                          Very truly yours,

                                                          /s/ McGuireWoods LLP

                               EXCHANGE AGREEMENT


         THIS EXCHANGE AGREEMENT (this "AGREEMENT"), dated as of April 22, 2003, is entered into by and among Diomed Holdings, Inc., a Delaware corporation, with headquarters located at One Dundee Park, Andover, MA 01810 (the "COMPANY"), Diomed, Inc., a Delaware corporation and a wholly-owned subsidiary of the
Company  ("DIOMED"),  each entity named on the  signature  page hereto as a Note
Purchaser (each, a "NOTE PURCHASER") and Gibralt US, Inc., a Colorado corporation (the "DESIGNATED NOTE PURCHASER"). Capitalized terms used herein shall have their respective meanings set forth in SCHEDULE I attached hereto, unless the context clearly indicates otherwise.

                              W I T N E S S E T H:


         WHEREAS, the Company, Diomed, the Note Purchasers and the Designated Note Purchaser are executing and delivering this Agreement and the other Documents in accordance with and in reliance upon the exemption from securities registration afforded, INTER ALIA, by Rule 506 under Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT"), and
Section 4(2) of the 1933 Act; and

         WHEREAS, in a bridge financing transaction (the "DECEMBER 2002 FINANCING"), pursuant to the Note Purchase Agreement, dated as of December 27, 2002 (THE "NOTE AGREEMENT"), by and among the Company, Diomed, the Note
Purchasers and the Designated Note Purchaser, the Company sold to the Note Purchasers (i) an aggregate principal amount of $1,000,000 of Class A Secured Notes due January 1, 2004 of Diomed (the "CLASS A NOTES"), and (ii) an aggregate principal amount of $1,000,000 of Class B Unsecured Notes due January 1, 2004 of Diomed (the "CLASS B NOTES," and, together with the Class A Notes, the "DECEMBER 2002 NOTES"), which December 2002 Notes by their terms are convertible at the option of the Note Purchasers upon the occurrence of a Financing Transaction or a Liquidity Event, as described in the December 2002 Notes, into shares of Common Stock, upon the terms and subject to the conditions of the December 2002 Notes and the Note Agreement; and

         WHEREAS, pursuant to the December 2002 Financing, in consideration for the purchase of the December 2002 Notes by the Note Purchasers, the Company issued to the Note Purchasers warrants to purchase an aggregate of 8,333,333 shares of Common Stock (the "WARRANTS"), upon the terms and subject to the conditions of the Warrants and the Note Agreement; and

         WHEREAS, pursuant to the Note Agreement, the Company agreed that it would not consummate any Financing Transaction while any of the December 2002 Notes are outstanding without obtaining the Lenders' Approval (the "APPROVAL RIGHTS"); and

         WHEREAS, the Company and Diomed have proposed to the Note Purchasers that the terms of the December 2002 Financing be modified pursuant to this Agreement (the "EXCHANGE TRANSACTION"), such that (i) in exchange for shares of the Company's Class C Convertible Preferred Stock (the "EXCHANGE CONVERSION SHARES") convertible, on the terms and conditions set forth in the Certificate of Designations for the Exchange Conversion Shares attached as EXHIBIT B to this Agreement (the "EXCHANGE SHARE CERTIFICATE OF DESIGNATIONS"), into an aggregate of Eighteen Million Ninety Two Thousand Eight Hundred Forty Nine (18,092,849) shares of Common Stock to be issued by the Company to the Note Purchasers (the "NOTE EXCHANGE SHARES"), the Class A Notes and Class B Notes shall be exchanged for an equal principal amount of Class C Secured Notes due January 1, 2005 of Diomed, substantially in the form attached hereto as EXHIBIT A (the "CLASS C NOTES"), which Class C Notes shall not be convertible into Common Stock, and which Class C Notes shall not have Approval Rights, (ii) in exchange for Exchange Conversion Shares convertible, on the terms and conditions set forth in the Exchange Share Certificate of Designations into an aggregate of Nine Million Twenty Four Thousand Three Hundred Ninety One (9,024,391) shares of Common Stock (the "WARRANT EXCHANGE SHARES", and, together with the Note Exchange Shares, the "EXCHANGE SHARES"), the Warrants shall be surrendered to the Company for cancellation in accordance with the terms and conditions of this Agreement, and
(iii) the Note Purchasers shall vote all Exchange Shares and any other shares of Common Stock held by them in favor of all proposals that the Company submits to the stockholders of the Company at its 2003 annual meeting of stockholders; and

         WHEREAS, as a condition to their acceptance of the Exchange Transaction, the Note Purchasers require that they retain the right to rescind the Exchange Transaction if (i) the issuance of the Exchange Shares pursuant to this Agreement and the issuance of the Commitment Shares pursuant to the Secured Loan Agreement is not approved at the Company' s 2003 Annual Meeting of Stockholders, or (ii) the Company does not consummate a Financing Transaction which is an equity capital financing transaction Financing Transaction with aggregate gross proceeds to the Company of at least $5,000,000 prior to June 30, 2003 (the "CONTEMPLATED EQUITY FINANCING"), in the case of which rescission the Exchange Transaction shall be unwound, whereby (i) the Company shall cancel the Exchange Conversion Shares, (ii) the Class C Notes shall be exchanged for a like principal amount of reissued Class A Notes having the same provisions regarding conversion into Common Stock and Approval Rights as the Class A Notes had when initially issued under the Note Agreement, and (iii) the Warrants shall be redelivered to the Note Purchasers who had conditionally surrendered such Warrants; and

         WHEREAS,   simultaneously   with  the   consummation  of  the  Exchange
Transaction, pursuant to the Secured Loan Agreement, the Company and Diomed wish to borrow the principal amount of the Loans from the Lenders, and

         WHEREAS, the Lenders severally, and not jointly, wish to make the Loans, upon the terms and subject to the conditions of the Secured Loan Agreement, in the aggregate principal amount of $1,200,000, in exchange for which (i) Diomed shall issue to the Lenders an aggregate of $1,200,000 principal amount of Class D Notes (as defined in the Secured Loan Agreement), and (ii) the Company shall issue to the Lenders an aggregate of twenty four (24) Commitment Shares; and

         WHEREAS, it is a condition precedent to the consummation of the Exchange Transaction that the Lenders shall have made the Loans to the Company to be made at the Initial Installment under the Secured Loan Agreement contemporaneously with the Exchange Transaction, and it is condition precedent to Loans being made at the Initial Closing that the Exchange Transaction shall have occurred contemporaneously with the making of such Loans.

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. AGREEMENT TO CONSUMMATE EXCHANGE TRANSACTION; RESCISSION RIGHTS OF THE NOTE PURCHASERS; REINTSTATEMENT OF NOTE AGREEMENT.

(A) EXCHANGE TRANSACTION.

(i) The Note  Purchasers  hereby  severally  agree to consummate the transaction described in Section 1(a) (the "Exchange Transaction"), and the Company and Diomed hereby jointly and severally agree to consummate the Exchange Transaction, each on the terms and subject to the conditions set forth below in this Agreement and the other Documents.

(ii) At the Closing, each Note Purchaser shall deliver to the Company originals of all of the (a) Class A Notes, (b) Class B Notes and (c) Warrants held by it under the Note Agreement, which Class A Notes and Class B Notes shall be surrendered for cancellation and which Warrants shall be conditionally surrendered, subject to redelivery by the Company pursuant to Section 1(c).

(iii) In exchange therefor, the Company and Diomed shall issue to each Note Purchaser (a) Class C Notes in an aggregate principal amount equal to the aggregate principal amount of the Class A Notes and Class B Notes surrendered by such Note Purchaser, and (b) Exchange Conversion Shares convertible into One Million Three Hundred Fifty Five Thousand Eight Hundred Sixty Two (1,355,862) Exchange Shares for each One Hundred Thousand Dollars ($100,000) in principal amount of the Class C Notes issued pursuant to clause (a), above, (and, if issued in certificated form, Certificates representing same), all as set forth on SCHEDULE 1(A)(III).

(iv) After the consummation of the Exchange Transaction, the terms and conditions of the December 2002 Financing shall be governed by this Agreement and the Documents, and not by the Note Agreement, unless and until the Note Purchasers rescind the Exchange Transaction pursuant to Section 1(b) and, accordingly, the Note Agreement is reinstated pursuant to Section 1(c).

(v) After the consummation of the Exchange Transaction and prior to the consummation of the Contemplated Equity Financing, the Company shall hold the Warrants delivered by the Note Purchasers until the Note Purchasers' rescission rights set forth in Section 1(b) are terminated.

(B) RESCISSION RIGHTS. The Note Purchasers may rescind the Exchange Transaction by providing written notice with the Lenders' Approval to the Company (the "Rescission Notice") and surrendering therewith to the Company for cancellation the originally executed Class C Notes and the Exchange Conversion Shares within five (5) days, in the case of clause (i) below, or ten (10) days, in the case of clause (ii) below, after either of the following events occurs:

(i) the issuance of the Exchange Shares underlying the Exchange Conversion Shares and the Common Shares underlying the Commitment Shares shall not have been approved by the Company's stockholders at the Company's 2003 annual meeting of stockholders; or

(ii) the Company shall not have consummated the Contemplated Equity Financing on or prior to June 30, 2003.

(C) REINSTATEMENT OF NOTE AGREEMENT UPON RESCISSION. As of the date of the Company's receipt of a Rescission Notice, the Company and Diomed shall cancel the Exchange Conversion Shares and the Class C Notes, which shall thereafter no longer be outstanding and shall be null and void, and in lieu thereof the Company and Diomed shall deem the respective Note Purchasers to be the owner of a principal amount of Class A Notes and that number of Warrants equal to the aggregate principal amount of Class A Notes and Class B Notes and the number of Warrants held by such Note Purchaser immediately prior to the Closing, and shall afford to the Note Purchasers all rights (including without limitation the Approval Rights and the conversion feature of the Class A Notes and Class B Notes) as set forth in the Note Agreement. Within three (3) Business Days after the Company's receipt of the Rescission Notice and all outstanding Class C Notes and Exchange Conversion Shares, the Company shall (i) issue to each Note Purchaser a Class A Note in the aggregate principal amount of the Class C Notes surrendered by such Note Purchaser, substantially in the form of the Class A Notes initially issued under the Note Agreement pursuant to the December 2002 Financing (except for such changes thereto as are necessary to reflect there being only Class A Notes outstanding and no Class B Notes outstanding and similar changes to reflect the Exchange Transaction, the rescission thereof, the making of the Loans by the Lenders and similar interim events), (ii) redeliver the Warrants conditionally surrendered by the Note Purchaser upon the consummation of the Exchange Transaction and (iii) provide and deliver such additional documentation and/or certifications as the Designated Note Purchaser may reasonably request. The Note Purchasers shall execute and deliver to the Company such documentation and/or certifications as the Company may reasonably request to evidence the reissuance of the Class A Notes and redelivery of the Warrants as aforesaid, and shall timely comply with any SEC filings required as a result of the rescission of the Exchange Transaction, including without limitation the filing of SEC Form 4 and/or Schedule 13D/A, if required.

2. NOTE PURCHASERS' REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

         Each Note Purchaser represents and warrants to, and covenants and agrees with, the Company and Diomed as follows:

(A) Without limiting any Note Purchaser's right to sell the Exchange Shares pursuant to the Registration Statement, each Note Purchaser is acquiring Class C Notes and the Exchange Shares for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

(B) Each Note Purchaser is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the Documents, and (iv) able to afford the entire loss of its investment in the Securities.

(C) All subsequent offers and sales of the Securities by each Note Purchaser shall be made only pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration and compliance with applicable states' securities laws.

(D) Each Note Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Note Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Note Purchasers set forth herein in order to determine the availability of such exemptions and the eligibility of the Note Purchasers to acquire the Securities.

(E) Each Note Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Note Purchaser. Each Note Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, each Note Purchaser has also had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, (2) Quarterly Report on Form 10-QSB for the fiscal quarters ended March 31, 2002, June 30, 2002 and September 30, 2002, the notices on Form 8-K filed with the SEC on October 22, 2002 and December 30, 2002, (4) the Company's Registration Statement on Form SB-2 which became effective on October 24, 2002, (5) the Company's prospectus on Form 424B3 filed with the SEC on October 30, 2002, and (6) the Company's Registration Statement on Form SB-2 MEF filed with the SEC on November 1, 2002 (collectively, the "SEC DOCUMENTS").

(F) Each Note Purchaser understands that its investment in the Securities involves a high degree of risk.

(G) Each Note Purchaser understands that no federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

(H) Each Note Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. This Agreement and the Documents have been duly and validly authorized, executed and delivered on behalf of the Note Purchaser and create a valid and binding agreement of the Note Purchaser enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

(I) Such Note Purchaser has not employed any broker or finder in connection with the transactions contemplated by this Agreement.

(J) The jurisdiction in which any offer to purchase shares hereunder was made to or accepted by such Note Purchaser is the jurisdiction shown as the Note Purchaser's address on the signature pages hereof.

(K) Each Note Purchaser was not formed for the purpose of investing solely in the Securities which may be acquired hereunder.

(L) Each Note Purchaser is able to bear the complete loss of such Note Purchaser's investment in the Securities.

(M) Each Note Purchaser acknowledges and agrees that the information contained in the Documents, including the Exchange Transaction and the personal information of the Note Purchasers contained herein, may be disclosed by the Company in its discretion, including without limitation by way of a press release, the filing with the SEC of a Form 8-K which may contain counterparts of all or certain of the Documents, and hereby grants the Company permission to make any such public disclosure of said information.

(N) If any Note Purchaser is an "affiliate" of the Company (as defined in Section 16 of the Exchange Act), then such Note Purchaser shall timely comply with all SEC filings required of it under said Section 16, including without limitation the filing with the SEC of a statement of change in beneficial ownership of securities on Form 4, reflecting the acquisition of beneficial ownership of the Shares pursuant to such Note Purchaser's acquisition of the Notes at the Closing.

3. COMPANY REPRESENTATIONS, ETC.

         Each of the Company and Diomed, on behalf of itself and its respective subsidiaries, jointly and severally, represents and warrants to the Note Purchasers that, except as otherwise disclosed in the Company's SEC Documents:

(A) CONCERNING THE NOTES AND THE SHARES. There are no preemptive rights of any stockholder of the Company or Diomed to acquire the Class C Notes, the Exchange Conversion Shares or the Exchange Shares.

(B) REPORTING COMPANY STATUS. Each of the Company and Diomed is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and Diomed are each duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or condition (financial or otherwise) or results of operation of the Company and its subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT"). The Company has registered its Common Stock pursuant to Section 12 of the 1934 Act, and the Common Stock is listed and traded on the American Stock Exchange (the "AMEX"). The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing.

(C) AUTHORIZED SHARES. The authorized capital stock of the Company consists of 100,000,000 shares, of which 80,000,000 are shares of Common Stock, of which 29,711,749 shares are issued and outstanding as of the date of this Agreement (prior to the taking effect of the Exchange Transaction hereunder and the issuance of the Commitment Shares to the Lenders) and 20,000,000 are shares Preferred Stock, par value $0.001 per share (the "PREFERRED STOCK"), of which zero shares are issued and outstanding as of the date of this Agreement. All issued and outstanding shares of Common Stock and Preferred Stock have been duly authorized and validly issued and are fully paid and nonassessable. The Exchange Conversion Shares have been duly authorized and, when issued upon consummation of the Exchange Transaction will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. The Exchange Shares issuable on conversions of the Exchange Conversion Shares have been duly authorized and have been reserved for issuance thereof.

(D) EXCHANGE AGREEMENT AND OTHER DOCUMENTS. This Agreement and the other Documents, and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Company and Diomed by action of their respective Boards of Directors, and this Agreement and the other Documents will be executed and delivered at the Closing by the duly authorized officer(s) of the Company and Diomed. Each of the Documents, when executed and delivered by the Company, are and will be, valid, legal and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

(E) NON-CONTRAVENTION. The execution and delivery of the Documents by the Company and Diomed, the issuance of the Securities, and the consummation by the Company of the Exchange Transaction and the other transactions contemplated by the Documents do not and will not conflict with or result in a breach by the Company or Diomed of any of the terms or provisions of, or constitute a default under (i) the certificate of incorporation or by-laws of the Company or Diomed, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company or Diomed is a party or by which it or any of its properties or assets are bound, or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or Diomed or of any of its respective subsidiaries or the triggering of any preemptive or anti-dilution rights or rights of first refusal or first offer on the part of holders of the Company's securities, (iii) any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, or (iv) the Company's listing agreement for its Common Stock, except in the case of clauses (i) through (iv) such conflict, breach or default which would not have a Material Adverse Effect.

(F) APPROVALS. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company or Diomed is required to be obtained by the Company or Diomed for the issuance and sale of the Securities to the Note Purchasers as contemplated by this Agreement, except (i) such authorizations, approvals and consents that have been obtained, or such authorizations, approvals and consents, the failure of which to obtain would not have a Material Adverse Affect and (ii) the listing of the Exchange Shares and/or the Commitment Shares on the AMEX may require the affirmative vote of the Company's stockholders.

(G) SEC FILINGS. None of the Company's SEC Documents filed with respect to periods ending on or after February 14, 2002 contained, and to the best of the Company's knowledge, none of the Company's SEC Documents filed with respect to periods prior to February 14, 2002 contained, in either event at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. The Company has since February 14, 2002 timely filed all requisite forms, reports and exhibits thereto with the SEC. The Company is not aware of any event occurring on or prior to the Closing Date or the Delivery Date (other than the transactions effected hereby) that would require the filing of, or with respect to which the Company intends to file, a Form 8-K after such date.

(H) ABSENCE OF CERTAIN CHANGES. Since December 31, 2002, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), or results of operations of the Company, Diomed, or any of their respective subsidiaries. Since December 31, 2002, except as contemplated by the Documents, neither the Company nor any of its subsidiaries has (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to stockholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business consistent with past practices; (v) suffered any material losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any changes in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

(I) FULL DISCLOSURE. No representation or warranty by the Company in this Agreement, nor in any Document delivered or to be delivered in connection with this Agreement contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. To the knowledge of the Company, there is no information concerning the Company and its subsidiaries or their respective businesses which has not heretofore been disclosed to the Note Purchasers which could reasonably be expected to have a Material Adverse Effect.

(J) ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company and its subsidiaries taken as a whole to perform its obligations under, any of the Documents. Neither the Company nor any of its subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could reasonably be expected to have a Material Adverse Effect.

(K) ABSENCE OF EVENTS OF DEFAULT. No event of default (or its equivalent term), as defined in the respective agreement to which the Company or any of its subsidiaries is a party, and no event which, with the giving of notice or the passage of time or both, would become an event of default (or its equivalent term) (as so defined in such agreement), has occurred and is continuing, which would have a Material Adverse Effect.

(L) PRIOR ISSUES; PRIOR SECURITY INTERESTS. Since December 27, 2002, the Company has not issued any convertible securities or any shares of the Common Stock. Since December 27, 2002, neither the Company, Diomed nor any of their respective subsidiaries has entered into any transactions or agreements or otherwise incurred any indebtedness that would create a security interest in the personal property of the Company or Diomed, or any of their respective subsidiaries.

(M) NO UNDISCLOSED LIABILITIES OR EVENTS. Each of the Company and Diomed has no liabilities or obligations other than those set forth in the SEC Documents or incurred in the ordinary course of the Company's business since December 31, 2002, and which individually or in the aggregate, do not or would not have a Material Adverse Effect. No event or circumstances has occurred or exists with respect to the Company or Diomed or their respective properties, business, condition (financial or otherwise), or results of operations, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company or Diomed but which has not been so publicly announced or disclosed. Except for the transactions contemplated by the Documents, there are no proposals currently under consideration or currently anticipated to be under consideration by the board of directors or the executive officers of the Company or Diomed which proposal would (x) change the articles of incorporation, by-laws or any other charter document of the Company or Diomed, each as currently in effect, with or without shareholder approval, or
(y) materially or substantially change the business, assets or capital of the Company, including its interests in subsidiaries.

(N) NO DEFAULT. Neither the Company nor Diomed or any of the Company's other subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound.

(O) NO INTEGRATED OFFERING. Neither the Company or Diomed nor any of their respective affiliates nor any person acting on its or their behalf has, directly or indirectly, at any time since February 14, 2002, made any offer or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Rule 506 of Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

(P) DILUTION. The number of Exchange Conversion Shares to be issued by the Company to the Note Purchasers under this Agreement and the number of Commitment Shares to be issued by the Company to the Lenders pursuant to the Secured Loan Agreement will, upon conversion thereof into Exchange Shares and Common Shares, respectively, increase substantially the number of shares of Common Stock outstanding, which may substantially dilute the market price of the Common Stock. The Company's executive officers and directors have studied and fully understand the nature of the Securities being issued under this Agreement and the other Documents and recognize that they have a dilutive effect and further that the issuance of the Securities may have an adverse effect on the market price of the Common Stock. Additionally, the Common Stock or other equity securities to be issued by the Company in the Contemplated Equity Financing will cause additional, substantial dilution. The board of directors of the Company has concluded, in its good faith business judgment, that such issuances are in the best interests of the Company.

(Q) REGULATORY PERMITS. Each of the Company and Diomed has all such permits, easements, consents, licenses, franchises and other governmental and regulatory authorizations from all appropriate federal, state, local or other public authorities ("PERMITS") as are necessary to own and lease its respective properties and conduct its respective businesses in all material respects in the manner described in the SEC Documents and Diomed as currently being conducted. All such Permits are in full force and each of effect and the Company has fulfilled and performed all of its material obligations with respect to such Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or will result in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be disclosed in the SEC Documents. Such Permits contain no restrictions that would materially impair the ability of the Company or Diomed to conduct businesses in the manner consistent with its past practices. Neither the Company nor Diomed has received notice or otherwise has knowledge of any proceeding or action relating to the revocation or modification of any such Permit.

(R) INDEPENDENT PUBLIC ACCOUNTANTS. The audited consolidated financial statements of the Company, including the notes thereto, included in the SEC Documents, were duly certified by independent public accountants with respect to the Company, as required by the 1933 Act and the 1933 Act Regulations.

(S) INTERNAL ACCOUNTING CONTROLS. Each of the Company and Diomed maintains a system of internal accounting controls sufficient to provide reasonable assurances that (1) transactions are executed in accordance with management's general or specific authorization; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(T) TAX LIABILITIES. The Company has filed all material federal, state and local tax reports and returns required by any law or regulation to be filed by it and such returns are accurate and complete in all material respects, except for extensions duly obtained, and has either duly paid all taxes, duties and charges indicated due on the basis of such returns and reports, or made adequate provision for the payment thereof.

(U) HAZARDOUS MATERIALS. Each of the Company, Diomed and their respective subsidiaries is in compliance with all applicable Environmental Laws in all respects except where the failure to comply does not have and could not reasonably be expected to have a Material Adverse Effect. For purposes of the foregoing:

                  "ENVIRONMENTAL LAWS" means, collectively, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, as amended, the Clean Air Act, as amended, the Clean Water Act, as amended, any other "Superfund" or "Superlien" law or any other applicable federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, the environment or any Hazardous Material.

                  "HAZARDOUS MATERIAL" means and includes any hazardous, toxic or dangerous waste, substance or material, the generation, handling, storage, disposal, treatment or emission of which is subject to any Environmental Law.

(V) PENSION RELATED MATTERS. Each employee pension plan (other than a multiemployer plan within the meaning of Section 3(37) of ERISA and to which the Company or any ERISA Affiliate has or had any obligation to contribute (a "MULTIEMPLOYER PLAN")) maintained by the Company or any of its ERISA Affiliates to which Section 4021(a) of ERISA applies and (a) which is maintained for employees of the Company or any of its ERISA Affiliates or (b) to which the Company or any of its ERISA Affiliates made, or was required to make, contributions at any time within the preceding five (5) years (a "PLAN"), complies in all material respects, and is administered in accordance, with its terms and all material applicable requirements of ERISA and of the Internal Revenue Code of 1986 as amended (the "TAX CODE") and with all material applicable rulings and regulations issued under the provisions of ERISA and the Tax Code setting forth those requirements. No "Reportable Event" or "Prohibited Transaction" (as each is defined in ERISA) or withdrawal from a Multiemployer Plan caused by the Company has occurred and no funding deficiency described in
Section 302 of ERISA caused by the Company exists with respect to any Plan or Multiemployer Plan which could have a Material Adverse Effect. The Company and each ERISA Affiliate has satisfied all of their respective funding standards applicable to such Plans and Multiemployer Plans under Section 302 of ERISA and
Section 412 of the Tax Code and the Pension Benefit Guaranty Corporation ("PBGC") has not instituted any proceedings, and there exists no event or condition caused by the Company which would constitute grounds for the institution of proceedings by PBGC, to terminate any Plan or Multiemployer Plan under Section 4042 of ERISA which could have a material adverse effect on the assets, financial condition, results of operation or business of a Company or any ERISA Affiliate. For purposes of the foregoing:

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, together with the regulations thereunder.

                  "ERISA AFFILIATE" means any corporation, trade or business, which together with the Borrower would be treated as a single employer under
Section 4001 of ERISA.

(W) INTELLECTUAL PROPERTY. The Company and its subsidiaries own or have the right to use, under valid license agreements or otherwise, all material patents, licenses, franchises, trademarks, trademark rights, trade names, trade name rights, trade secrets and copyrights necessary to the conduct of its respective businesses as now conducted, without known conflict with any patent, license, franchise, trademark, trade secrets and confidential commercial or proprietary information, trade name, copyright, rights to trade secrets or other proprietary rights of any other person.

(X) TITLE TO PROPERTIES. Each of the Company and Diomed has good and marketable title to all its personal properties, subject to no transfer restrictions or Liens of any kind, except for Liens not prohibited by the Documents and the Axcan Lien. "Lien" means any interest in property securing any obligation owed to, or a claim by, a person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes.

4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

(A) TRANSFER RESTRICTIONS. The Note Purchasers acknowledge that (1) the Securities have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Exchange Conversion Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Note Purchasers shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Exchange Conversion Shares or Exchange Shares made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Exchange Shares under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company or Diomed nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

Furthermore, the Note Purchasers agree that the Note Purchasers may not sell, transfer, convey, pledge, grant any security interest in or assign, by operation of law or otherwise, any Securities to any Person that is engaged, or proposes to become engaged, in the business of developing, offering for sale or commercializing any products or services that (i) as of the date of this Agreement or as of the date of a proposed transfer, directly competes (or is reasonably anticipated by the Company to compete in the future) with any of the Company's or its subsidiaries' existing or proposed products or services, or
(ii) provide alternative clinical treatments for any of the medical procedures that utilize the Company's existing or proposed products or services, or (iii) substitute for or would tend to cause the obsolescence of any of the Company's existing or proposed products or services, or otherwise directly competes (or is reasonably anticipated to compete in the future) with the Company in any material respect.

(B) RESTRICTIVE LEGEND. The Note Purchasers acknowledge and agree that the Certificates or other instruments or documents representing the Class C Notes and the Exchange Conversion Shares Shares (together with the Common Shares issuable upon conversion of the Commitment Shares) until such time as the Exchange Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement and sold in accordance with an effective Registration Statement) shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities or Exchange Shares):

THESE SECURITIES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

(C) REGISTRATION RIGHTS AGREEMENT. The parties hereto agree to enter into the Registration Rights Agreement on or before the Closing Date.

(D) FILINGS. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Securities to the Note Purchasers required under any United States laws and regulations applicable to the Company or Diomed, or by any domestic securities exchange or trading market on which the Company's shares of capital stock are listed or eligible for trading, and to provide a copy thereof to the Note Purchasers promptly after such filing if so requested by the Note Purchasers.

(E) REPORTING STATUS. So long as the any of the Note Purchasers beneficially own any of the Securities, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. Except as otherwise set forth in this Agreement and the Documents, the Company will take all reasonable action under its control to obtain and to continue the listing and trading of its Common Stock (including, without limitation, all Registrable Securities) on the AMEX and will comply in all material respects with the Company's reporting, filing and other obligations under the by-laws or rules of the AMEX.

(F) DESIGNATION OF DIRECTOR. If from time to time while any Class C Notes remain outstanding the Designated Note Purchaser delivers to the Company a notice issued with the Lenders' Approval designating any individual Person to act as a director of the Company, then the Company's board of directors shall nominate such Person as a director, to be elected as a director in accordance with the Company's certificate of incorporation and by-laws as then in effect.

(G) AMEX LISTING OF EXCHANGE SHARES. The Company shall seek approval at its 2003 annual meeting of stockholders of the issuance of the Exchange Shares in the Exchange Transaction pursuant to the rules and regulations of the AMEX (specifically, Section 713 of the Listing Standards, Policies and Requirements of the AMEX).

(H) APPEARANCE AND VOTING AT 2003 ANNUAL STOCKHOLDERS' MEETING. The Note Purchasers each covenants and agrees to appear (in person or by proxy) at the Company's 2003 annual stockholders' meeting and to vote thereat all of the Exchange Shares and all other shares of Common Stock (if any) held by such Note Purchaser in favor of the proposals made by the Company at such stockholders' meeting, including without limitation proposals to increase the number of authorized shares of Common Stock and to effect a reverse stock split of the Common Stock.

(I) LENDERS' APPROVAL OF FINANCING TRANSACTIONS NOT REQUIRED. The Note Purchasers expressly acknowledge and agree that the Approval Rights originally granted to them under the Note Agreement are hereby terminated, and accordingly the Company may at any time after the Closing consummate any Financing
Transaction without obtaining the Lenders' Approval of such Financing Transaction. Notwithstanding the foregoing, the Company and Diomed agree that prior to June 30, 2003, they shall not consummate any Financing Transaction other than the Contemplated Equity Financing and the transactions contemplated hereby and by the Secured Loan Agreement and the other Documents.

(J) TAX ELECTION. Upon the request of the Designated Note Purchaser, Diomed and the Company agree to join with the Note Purchasers (or any of them) in making the election provided for in Section 1247A(c) of the Internal Revenue Code and Treas. Reg. ss.1274A-1(c) to account for interest attributable to the Class C Notes held by such Note Purchaser(s) under the cash method.

(K) INDEMNIFICATION OF NOTE PURCHASERS FOR BREACH BY THE COMPANY OR DIOMED. If the Company or Diomed breaches any of their respective representations, warranties and covenants contained herein, then the Company and Diomed will, jointly and severally, indemnify, defend and hold the Note Purchasers harmless from and against any actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses and fees, including court costs and reasonable attorneys' fees and expenses, that the Note Purchasers (or any of them) may suffer resulting from, arising out of, relating to, in the nature of or caused by such breach.

5.       TRANSFER AGENT INSTRUCTIONS.

         (A) Promptly following the Closing, the Company will irrevocably instruct its transfer agent to record the issuance of the Exchange Conversion Shares, bearing the restrictive legend specified in Section 4(b) prior to registration of the Shares under the 1933 Act, registered in the name of the respective Note Purchaser. The Company warrants to the Note Purchasers that if the Note Purchaser is not in breach of the representations and warranties contained in this Agreement or the Master Agreement, no instruction other than
(i) such instructions referred to in this Section 5, and (ii) stop transfer instructions to give effect to Section 4(a) prior to registration and sale of the Exchange Shares under the 1933 Act will be given by the Company to the transfer agent and that, subject to the transfer restrictions set forth in the last sentence of Section 4(a), the Exchange Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement and applicable law. Nothing in this Section shall affect in any way the Note Purchasers' obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If any Note Purchaser provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by such Note Purchaser of any of the Securities in accordance with clause
(1)(B) of Section 4(a) is not required under the 1933 Act, the Company shall (except to the extent provided in clause (2) of Section 4(a) of this Agreement) permit the transfer of the Securities and, in the case of the Shares, instruct the Company's transfer agent to issue one or more certificates for Common Stock without legend in such name and in such denominations as specified by the Note Purchaser; PROVIDED, HOWEVER, that no such transfer shall be permitted unless it complies with the transfer restrictions set forth in the last sentence of
Section 4(a).

6.       CLOSING; CLOSING DATE.

(A) The Exchange Transaction shall be consummated on the date hereof or as soon thereafter as the conditions contemplated by Sections 7 and 8 shall have either been satisfied or been waived by the party in whose favor such conditions run.

(B) The Closing of the Exchange Transaction (together with the making of the Loans by the Lenders at the Initial Closing pursuant to the Secured Loan Agreement) shall occur on the Closing Date at the offices of the Company's counsel, McGuireWoods LLP, 9 West 57th Street, Suite 1620, New York, NY and shall take place no later than 3:00 P.M., New York time, on such day or such other time as is mutually agreed upon by the Company, the Note Purchasers and the Lenders.
7. CONDITIONS TO THE COMPANY'S OBLIGATION TO CONSUMMATE EXCHANGE TRANSACTION.

         Diomed's  and  the  Company's   obligation   consummate   the  Exchange
Transaction pursuant to this Agreement and the Exchange Agreement on the Closing Date are conditioned upon:

(A) The execution and delivery of the Documents by the Note Purchasers.

(B) Delivery to the Company for cancellation of the originally executed December 2002 Notes and of the Warrants for the Company to hold pending cancellation or redelivery, as the case may be, pursuant to Section 1(a)(v);

(C) The accuracy on the Closing Date of the representations and warranties of the Note Purchasers contained in this Agreement, each as if made on such date, and the performance by the Note Purchasers on or before such date of all covenants and agreements of the Note Purchasers required to be performed hereunder on or before such date;

(D) The contemporaneous making of the Loan by the Lenders at the Initial Closing pursuant to the Secured Loan Agreement shall have occurred; and

(E) There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

8. CONDITIONS TO THE NOTE PURCHASERS' OBLIGATION TO CONSUMMATE EXCHANGE TRANSACTION.

         The obligations of the December 2003 Note Purchasers to consummate the Exchange Transaction is conditioned upon:

(A) The execution and delivery of the Documents by the Company and Diomed, as the case may be;

(B) The filing contemporaneously with the Closing of an amended UCC financing statement in respect of the Diomed Assets at the office of the Secretary of State of Delaware and, if requested by the Note Purchasers, an amended UCC fixture filing with the Secretary of State of Massachusetts, and, if so requested by the Note Purchasers, with the United States Patent and Trademark Office, the purpose of which amended filings is (i) to reflect the increased secured amount of the indebtedness of Diomed to the Note Purchasers represented by the Class C Notes, and (ii) to reflect the secured indebtedness to the Lenders represented by the Class D Notes;

(C) Delivery by the Company to the Note Purchasers of an opinion of legal counsel of the Company substantially in the form of EXHIBIT C.

(D) Delivery by the Company and Diomed to the Note Purchasers of the Class C Notes and, if not represented in electronic or "book entry" form, the Certificates representing the Exchange Shares;

(E) The contemporaneous making of the Loan by the Lenders at the Initial Closing pursuant to the Secured Loan Agreement shall have occurred;

(F) The accuracy in all material respects on the Closing Date of the representations and warranties of the Company and Diomed contained in this Agreement, each as if made on such date, and the performance by the Company and Diomed on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

(G) There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained; and

(H) The trading of the Common Stock shall not have been suspended by the SEC or the NASD and trading in securities generally on the AMEX shall not have been suspended or limited.

9. GOVERNING LAW: MISCELLANEOUS.

(A) With respect to governing law, jurisdiction and waiver of jury trial, the parties agree as follows:

(i) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST GRANTED TO THE SECURED PARTIES UNDER THE SECURITY AGREEMENT OR THE PLEDGE AGREEMENT, OR REMEDIES THEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

(ii) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY SHALL BE BROUGHT, AT THE DESIGNATED NOTE PURCHASER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY AND THE NOTE PURCHASERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANY AND THE NOTE PURCHASERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. EACH OF THE COMPANY AND THE NOTE PURCHASERS WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

(iii) EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY

TRANSACTION DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY TRANSACTION DOCUMENT OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(B) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(C) This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

(D) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

(E) A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

(F) This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

(G) The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(H) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

(I) This Agreement may be amended only by the written consent of a majority in interest of the holders of the Notes and an instrument in writing signed by the Company.

(J) This agreement and the other Documents represent the final Agreement among the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties or by prior or contemporaneous written agreements. There are no unwritten agreements among the parties.

10. DESIGNATED NOTE PURCHASER.

(A) APPOINTMENT AND AUTHORIZATION OF DESIGNATED NOTE PURCHASER. Each Note Purchaser hereby irrevocably appoints, designates and authorizes the Designated Note Purchaser to take such action on its behalf under the provisions of this Agreement and each other Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Document, the Designated Note Purchaser shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Designated Note Purchaser have or be deemed to have any fiduciary relationship with any Note Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Document or otherwise exist against the Designated Note Purchaser.

(B) DELEGATION OF DUTIES. The Designated Note Purchaser may execute any of its duties under this Agreement or any other Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Designated Note Purchaser shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

(C) LIABILITY OF DESIGNATED NOTE PURCHASER. The Designated Note Purchaser shall not (a) be liable for any action taken or omitted to be taken by it under or in connection with this Agreement or any other Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Note Purchaser for any recital, statement, representation or warranty made by the Company or any officer thereof, contained herein or in any other Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Designated Note Purchaser under or in connection with, this Agreement or any other Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Document, or for any failure of the Company or any other party to any Document to perform its obligations hereunder or thereunder.

(D) RELIANCE BY DESIGNATED NOTE PURCHASER. The Designated Note Purchaser shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Designated Note Purchaser. The Designated Note Purchaser shall be fully justified in failing or refusing to take any action under any Document unless it shall first receive such advice or concurrence of the Note Purchasers as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Note Purchasers against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Designated Note Purchaser shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Document in accordance with a request or consent of the Note Purchasers and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Note Purchasers.

(E) CREDIT DECISION; DISCLOSURE OF INFORMATION BY DESIGNATED NOTE PURCHASER. Each Note Purchaser acknowledges that the Designated Note Purchaser has not made any representation or warranty to it, and that no act by the Designated Note Purchaser hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of the Company or any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Designated Note Purchaser to any Note Purchaser as to any matter, including whether the
Designated Note Purchaser have disclosed material information in their possession. Each Note Purchaser represents to the Designated Note Purchaser that it has, independently and without reliance upon the Designated Note Purchaser and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its subsidiaries, and all applicable laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement.

(F)   INDEMNIFICATION   OF  DESIGNATED  NOTE  PURCHASER.   Whether  or  not  the
transactions contemplated hereby are consummated, the Note Purchasers shall indemnify upon demand the Designated Note Purchaser (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), pro rata, and hold harmless the Designated Note Purchaser from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Note Purchaser shall be liable for the payment to the Designated Note Purchaser of any portion of such Indemnified Liabilities to the extent determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from the Designated Note Purchaser's own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Note Purchasers shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section
10. Without limitation of the foregoing, each Note Purchaser shall reimburse the Designated Note Purchaser upon demand for its ratable share of any costs or out-of-pocket expenses incurred by the Designated Note Purchaser in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Document, or any document contemplated by or referred to herein, to the extent that the Designated Note Purchaser is not reimbursed for such expenses by or on behalf of the Company.

(G) SUCCESSOR DESIGNATED NOTE PURCHASER. The Designated Note Purchaser may resign as Designated Note Purchaser upon thirty (30) days notice to the Note Purchasers and to the Company. If the Designated Note Purchaser resigns under this Agreement, within fifteen (15) days after the delivery by the Designated Note Purchaser of its notice of resignation, the Note Purchasers shall appoint a successor Designated Note Purchaser from any of the other Note Purchasers, and shall notify the Company of the identity of and contact information for such successor Designated Note Purchaser within five (5) days of such successor Designated Note Purchaser's appointment.

11. NOTICES.

         Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of:

(A) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

(B) the seventh business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

(C) the third business day after mailing by next-day express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days' advance written notice similarly given to each of the other parties hereto):

COMPANY:                       Diomed Holdings, Inc.
                               One Dundee Park
                               Andover, MA  01810
                               ATTN: President and Chief Executive Officer
                               Telecopier No.  978-475-8488

                               With a copy to:
                               McGuireWoods LLP
                               9 West 57th Street, 16th Floor
                               New York, NY  10019
                               ATTN:  William A. Newman, Esq.
                               (212) 548-2160 (Telephone)
                               (212) 548-2150 (Facsimile)

NOTE PURCHASERS:         To the Designated Note Purchaser
                         at the following address:
                         Gibralt US, Inc.
                         2000-1177 West Hastings Street
                         Vancouver, B.C.  V6E 2K3

                         With a copy to:
                         Wollmuth Maher & Deutsch, LLP
                         500 Fifth Avenue
                         New York, NY  10110
                         ATTN:  Rory M. Deutsch, Esq.
                         (212) 382-3300 (Telephone)
                         (212) 382-0050 (Facsimile)

12.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         The Company's and the Note Purchasers' representations and warranties herein shall survive for a period of fifteen (15) months after the execution and delivery of this Agreement and shall inure to the benefit of the Note Purchasers and the Company and their respective successors and assigns.


                            [Signature page follows.]

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the Note Purchasers, the Designated Note Purchaser, Diomed and the Company as of the date set forth below.

Date:    April 22, 2003
                                   COMPANY:

                                   DIOMED HOLDINGS, INC.


                                        /S/   JAMES A. WYLIE, JR.
                                   By:  _______________________________
                                   Name:  James A. Wylie, Jr.
                                   Title:    Chief Executive Officer

                                   DIOMED:

                                   DIOMED, INC.


                                           /S/  JAMES A. WYLIE, JR.
                                   By:  _______________________________
                                   Name:  James A. Wylie, Jr.
                                   Title:    Chief Executive Officer

                                   DESIGNATED NOTE PURCHASER

                                   GIBRALT US, INC.

                                        /S/ JOHNNY CIAMPI

                                   By:  _________________________________

                                   Name: Johnny Ciampi
                                   Title:    Authorized Person

                            NOTE PURCHASER

                            GIBRALT US, INC.

                               /S/ JOHNNY CIAMPI

                            By:  _______________________________

                            Name: Johnny Ciampi
                            Title:    Authorized Person



                            Class A Notes to be Exchanged:  $  750,000
                            Class B Notes to be Exchanged:  $  750,000
                            Number of Warrants to be Surrendered: 6,249,999 Amount of Class C Notes to be Issued: $1,500,000 Amount of Exchange Conversion Shares to be Issued:15 Amount of Exchange Shares to be Issued: 20,337,930




                            NOTE PURCHASER

                            MORRIS BELZBERG

                            /S/ MORRIS BELZBERG
                            -------------------------------
                            Morris Belzberg




                            Class A Notes to be Exchanged:  $  150,000
                            Class B Notes to be Exchanged:  $  150,000
                            Number of Warrants to be Surrendered: 1,250,000 Amount of Class C Notes to be Issued: $300,000 Amount of Exchange Conversion Shares to be Issued: 3 Amount of Exchange Shares to be Issued: 4,067,586

                          NOTE PURCHASER

                          STEVEN SHRAIBERG

                          /S/ STEVEN SHRAIBERG
                           -------------------------------




                          Class A Notes to be Exchanged:  $  50,000
                          Class B Notes to be Exchanged:  $  50,000
                          Number of Warrants to be Surrendered:  416,667
                          Amount of Class C Notes to be Issued:  $100,000
                          Amount of Exchange Conversion Shares to be Issued: 1 Amount of Note Exchange Shares to be Issued: 1,355,862


                          NOTE PURCHASER

                          CHARLES DIAMOND

                          /S/ CHARLES DIAMOND
                          -------------------------------




                          Class A Notes to be Exchanged:  $  50,000
                          Class B Notes to be Exchanged:  $  50,000
                          Number of Warrants to be Surrendered: 416,667 Amount of Class C Notes to be Issued: $100,000 Amount of Note Exchange Shares to be Issued: 1 Amount of Exchange Shares to be Issued: 1,355,862

                             EXHIBITS AND SCHEDULES

SCHEDULE I                 DEFINITIONS AND RULES OF CONSTRUCTION
----------

EXHIBIT A                  FORM OF CLASS C NOTE
---------

EXHIBIT B                  EXCHANGE SHARE CERTIFICATE OF DESIGNATIONS
---------

SCHEDULE 1(A)(III) SCHEDULE OF CLASS A NOTES, CLASS B NOTES AND WARRANTS TO BE DELIVERED BY THE NOTE PURCHASERS AND OF EXCHANGE CONVERSION SHARES AND CLASS C NOTES TO BE ISSUED TO THE NOTE PURCHASERS

EXHIBIT C                  FORM OF LEGAL OPINION
---------

EXHIBIT D                  FORM OF SECURITY AGREEMENT
---------

EXHIBIT E                  FORM OF PLEDGE AGREEMENT
---------

EXHIBIT F                  FORM OF REGISTRATION RIGHTS AGREEMENT
---------

                 SCHEDULE I TO EXCHANGE AGREEMENT -- DEFINITIONS

Each of the following terms has the meaning set forth below, unless the context otherwise requires:

(i) "AFFILIATE" means, with respect to a specific Person referred to in the relevant provision, another Person who or which Controls or is Controlled by or is under common Control with such specified Person.

(ii) "APPROVAL RIGHTS" has the meaning set forth in the fourth recital of the Exchange Agreement.

(iii)         "AXCAN"  has the  meaning  ascribed  to such term in the  Security
              Agreement.

(iv)          "AXCAN LIEN" has the meaning ascribed to such term in the Security
              Agreement.

(v)           "AXCAN NOTE" has the meaning ascribed to such term in the Security
              Agreement.

(vi) "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's capital, whether now outstanding or issued after the Closing Date.

(vii) "CERTIFICATES" means the relevant Class C Notes, duly executed on behalf of the Company and issued in the name of the respective Note Purchaser at the Closing, and the relevant Class D Notes and Commitment Shares constituting the Units, duly executed on behalf of the Company and issued in the name of the respective Lender at the respective Closing.

(viii) "CLASS A NOTES" has the meaning set forth in the second recital of the Exchange Agreement.

(ix) "CLASS B NOTES" has the meaning set forth in the second recital of the Exchange Agreement.

(x) "CLASS C NOTES" has the meaning set forth in the fifth recital of the Exchange Agreement.

(xi) "CLASS D NOTES" has the meaning set forth in the second recital of the Secured Loan Agreement.

(xii) "CLOSING" means, in respect of the Exchange Transaction, the consummation of the Exchange Transaction, and, in respect of the purchase and sale of the Units under the Secured Loan Agreement, the Initial Closing or any Subsequent Loan Date, as the case may be.

(xiii) "CLOSING DATE" means, in respect of any Closing, the date on which such Closing is held.

(xiv)         "COMPANY" means Diomed Holdings, Inc., a Delaware corporation.

(xv) "COMMON STOCK" means the Company's Common Stock, par value $0.001 per share.

(xvi) "COMMITMENT SHARES" has the meaning set forth in the third recital of the Secured Loan Agreement.

(xvii) "COMMON SHARES" has the meaning set forth in the third recital of the Secured Loan Agreement.

(xviii) "CONTEMPLATED EQUITY FINANCING" has the meaning set forth in the sixth recital, above.

(xix)         "CONTROL" has the meaning given to such term in Rule 405
               promulgated under the 1933 Act.

(xx) "DECEMBER 2002 FINANCING" has the meaning set forth in the second recital, above.

(xxi) "DECEMBER 2002 NOTES" has the meaning set forth in the second recital, above.

(xxii) "NOTE PURCHASER" has the meaning set forth in the introductory paragraph, above.

(xxiii) "DESIGNATED LENDER" has the meaning set forth in the introductory paragraph of the Secured Loan Agreement.

(xxiv) "DESIGNATED NOTE PURCHASER" has the meaning set forth in the introductory paragraph of the Exchange Agreement.

(xxv)         "DIOMED" means Diomed, Inc., a Delaware corporation.

(xxvi)        "DIOMED ASSETS" means the  Collateral,  as defined in the Security
              Agreement.

(xxvii) "DOCUMENTS" means this Agreement, the Notes, the Warrants, the Registration Rights Agreement, the Security Agreement, the Pledge Agreement, the Commitment Shares Certificate of Designations and the Exchange Shares Certificate of Designations.

(xxviii) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

(xxix) "EXCHANGE AGREEMENT" has the meaning set forth in the introductory paragraph, above.

(xxx) "EXCHANGE CONVERSION SHARES" has the meaning set forth in the fifth recital of the Exchange Agreement.

(xxxi) "EXCHANGE CONVERSION SHARE CERTIFICATE OF DESIGNATIONS" has the meaning set forth in the fifth recital of the Exchange Agreement.

(xxxii) "EXCHANGE TRANSACTION" has the meaning set forth in the fifth recital, above.

(xxxiii) "EXCHANGE SHARES" has the meaning set forth in the fifth recital, above.

(xxxiv) "EVENT OF DEFAULT" shall have the meaning ascribed to such term in the Notes.

 (xxxv)        "FINANCING  TRANSACTION"  means  any  debt or  equity  capital financing transaction entered into by the Company after the Closing Date and consummated prior to January 1, 2004 consisting of any of (i) the issuance of the Company after the Closing Date of its equity securities in any transaction or series of transactions (A) not consummated pursuant to the exercise or conversion of any security of the Company which security was either (x) outstanding on the Closing Date (including the Notes and the Warrants) or (y) issued pursuant to any employee benefit, stock option, stock purchase or other similar plan of the Company of any of its subsidiaries or pursuant to an employment or similar agreement entered into with an employee or consultant of the Company or of its subsidiaries (in either case, whether existing as of the date of this Agreement or subsequently adopted or entered into) and (B) which results in gross cash proceeds to the Company of at least $50,000 in any rolling 30-day period;
               (ii) the issuance by the Company, Diomed or any of their respective subsidiaries of any notes, bonds, debentures or other evidences of debt (whether or not convertible into other securities of the Company; PROVIDED, HOWEVER, that any security issued upon conversion of any such instrument shall not constitute a separate Financing Transaction); or (iii) the incurrence of any indebtedness for borrowed money (other than pursuant to credit arrangements or lines of credit in existence and as in effect on the Closing Date) by the Company, Diomed or any of their respective subsidiaries in any transaction or a series of transactions resulting in gross cash proceeds to the Company, Diomed or any such subsidiary of at least $50,000 in any rolling 30-day period.

(xxxvi) "INITIAL CLOSING" has the meaning set forth in Section 1(a)(ii) of the Secured Loan Agreement.

(xxxvii) "INITIAL CLOSING DATE" has the meaning set forth in Section 1(a)(ii) of the Secured Loan Agreement.

(xxxviii)     "LENDERS" has the meaning set forth in the introductory  paragraph of the Secured Loan Agreement.

(xxxix) "LENDERS' APPROVAL" means, in respect of the Class C Notes, the approval of the Note Purchasers holding at least sixty-six and two-thirds per cent (66-2/3%) of the outstanding principal amount of the Class C Notes, and, in respect of the Class D Notes, the Lenders holding at least sixty-six and two-thirds per cent (66-2/3%) of the outstanding principal amount of the Class D Notes

(xl) "LENDER'S COMMITMENT" has the meaning set forth in Section 1(a)(i) of the Secured Loan Agreement.

(xli) "LIQUIDITY EVENT" means either one or a combination of the following events:

(a) any Person or group (within the meaning of Sections 13(d) and 14(d) under the Exchange Act) (other than any stockholder of the Company as of the Closing Date) shall become the ultimate "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of Capital Stock representing 51% of the voting Control of the Company;

(b) the sale of all or substantially all of the assets of the Company or Diomed to one or more Persons not an Affiliate; and

(c) the sale of the stock of PDTCo or the sale of all or substantially all of the business (whether by sale of equity, assets, property or a combination thereof) of the Company and its subsidiaries relating to photodynamic therapy products and services, either in a single transaction or a series of related transactions, to one or more Persons not an Affiliate.

(xlii) "LOANS" has the meaning set forth in the second recital of the Secured Loan Agreement.

(xliii)       "NOTE  AGREEMENT"  has the meaning  second recital of the Exchange
              Agreement.

(xliv) "NOTE EXCHANGE SHARES" has the meaning set forth in the fifth recital of the Exchange Agreement.

(xlv) "PDT" means photodynamic therapy, as used by the Company and its subsidiaries in certain of their products and procedures.

(xlvi) "PDTCO" means Diomed PDT, Inc., a Delaware corporation and a wholly-owned subsidiary of Diomed.

(xlvii) "PDTCO ASSETS" means the assets transferred to and/or held by PDTCo from time to time, which, as of the Closing Date shall consist of (i) all or substantially all of the assets of Diomed related to the manufacture, sale and use of PDT technology, including non-royalty bearing license rights to all intellectual property used or which could potentially be used in the manufacture, use and sale of PDT products and procedures, and (ii) all of the intellectual property rights of Diomed, Limited, a United Kingdom limited company and a wholly-owned subsidiary of the Company, that are used in the manufacture, use and sale of PDT products and procedures.

(xlviii) "PDTCO STOCK" means the Pledged Equity Interest, as defined in the Pledge Agreement.

(xlix)        "PERSON"  means any living person or any entity,  such as, but not
              necessarily  limited  to,  a  corporation,   partnership,  limited
              liability company or trust.

(l) "PLEDGE AGREEMENT" means the Amended and Restated Pledge Agreement dated as of the date hereof, by and among Diomed, the Designated Purchaser and the Designated Lender, substantially in the form attached to the Exchange Agreement as EXHIBIT E.

(li) "NOTES" means the Class C Notes and the Class D Notes, provided that if the Note Purchase Agreement is reinstated pursuant to the terms of the Exchange Agreement, then the the term "Notes" shall mean the Class A Notes and the Class D Notes.

(lii) "REGISTRATION RIGHTS AGREEMENT" means the Amended and Restated Registration Rights Agreement dated as of the date hereof by and among the Company, the Note Purchasers, the Designated Note Purchaser, the Lenders and the Designated Lender, substantially in the form attached to the Exchange Agreement as EXHIBIT F.

(liii) "SECURED LOAN AGREEMENT" means the Secured Loan Agreement dated as of April 22, 2003 by and among the Company, Diomed, the Lenders and the Designated Lender.

(liv) "SECURED PARTIES" has the meaning assigned to that term in the Security Agreement.

(lv) "SECURITIES" means the Class C Notes, the Exchange Conversion Shares, Exchange Shares, the Class D Notes, the Commitment Shares and the Common Shares.

(lvi) "SECURITY AGREEMENT" means the Amended and Restated Security Agreement, dated as of the date hereof, by and among Diomed, the Designated Note Purchaser and the Designated Lender, substantially in the form attached to the Exchange Agreement as EXHIBIT D.

(lvii) "SUBSEQUENT LOAN DATE" has the meaning set forth in Section 1(a)(ii) of the Secured Loan Agreement.

(lviii) "WARRANTS" has the meaning set forth in the third recital of the Exchange Agreement.

(lix) "WARRANT EXCHANGE SHARES" has the meaning set forth in the fifth recital of the Exchange Agreement.

                    SCHEDULE 1(A)(III) TO EXCHANGE AGREEMENT

                           SCHEDULE OF CLASS A NOTES, CLASS B NOTES AND WARRANTS TO BE DELIVERED BY THE NOTE PURCHASERS AND OF EXCHANGE CONVERSION SHARES AND CLASS C NOTES TO BE ISSUED TO THE NOTE PURCHASERS

                         NOTE PURCHASER

                         GIBRALT US, INC.

                         Class A Notes to be Exchanged:  $  750,000
                         Class B Notes to be Exchanged:  $  750,000
                         Number of Warrants to be Surrendered: 6,249,999 Amount of Class C Notes to be Issued: $1,500,000 Amount of Exchange Conversion Shares to be Issued: 15 Amount of Exchange Shares to be Issued: 20,337,930

                         NOTE PURCHASER

                         MORRIS BELZBERG

                         Class A Notes to be Exchanged:  $  150,000
                         Class B Notes to be Exchanged:  $  150,000
                         Number of Warrants to be Surrendered: 1,250,000 Amount of Class C Notes to be Issued: $300,000 Amount of Exchange Conversion Shares to be Issued: 3 Amount of Exchange Shares to be Issued: 4,067,586

                         NOTE PURCHASER

                         STEVEN SHRAIBERG

                         Class A Notes to be Exchanged:  $  50,000
                         Class B Notes to be Exchanged:  $  50,000
                         Number of Warrants to be Surrendered:  416,667
                         Amount of Class C Notes to be Issued:  $100,000
                         Amount of Exchange Conversion Shares to be Issued: 1 Amount of Note Exchange Shares to be Issued: 1,355,862

                         NOTE PURCHASER

                         CHARLES DIAMOND

                         Class A Notes to be Exchanged:  $  50,000
                         Class B Notes to be Exchanged:  $  50,000
                         Number of Warrants to be Surrendered: 416,667 Amount of Class C Notes to be Issued: $100,000 Amount of Note Exchange Shares to be Issued: 1 Amount of Exchange Shares to be Issued: 1,355,862

                                                EXHIBIT A TO EXCHANGE AGREEMENT

                                  CLASS C NOTE

         NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION REQUIREMENTS THEREOF OR EXEMPTION THEREFROM.

                                                         No.  ____
$----------------

                                  DIOMED, INC.

                    CLASS C SECURED NOTE DUE JANUARY 1, 2004

                  FOR VALUE RECEIVED, DIOMED, INC., a corporation organized and existing under the laws of the State of Delaware ("DIOMED"), a wholly-owned subsidiary of Diomed Holdings, Inc. (the "COMPANY") hereby promises to pay to
____________________________,         having        its        address        at
__________________________________________,  or its assigns  (the  "HOLDER"  and together with the other holders of Class C Secured Notes due January 1, 2004 (each, a "CLASS C NOTE" or a "NOTE" and together with the other Notes, the "CLASS C NOTES" or the "NOTES") issued pursuant to the Exchange Agreement (as defined below), the "HOLDERS"), the principal sum of ____________________ Thousand and 00/100 Dollars ($____,000.00) on January 1, 2004 (as such date may be extended or modified by the Company with the Lenders' Approval (as such term and all other capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Exchange Agreement), the "MATURITY DATE") and to pay simple interest on the principal sum outstanding from time to time as provided for herein in arrears at the rate of 8% per annum, calculated on the basis of a 360 day year and the number of days elapsed (but in no event in excess of the maximum rate permitted by applicable law) upon the Maturity Date or the date when the Company elects to prepay this Note in full prior to the Maturity Date pursuant to Section 3. Interest shall be deemed to accrue on this Note commencing on December 27, 2002 and shall continue to accrue on a daily basis until payment in full of the principal sum has been made or duly provided for in accordance with the provisions hereof.

                  This Note is the Class C Note referred to in the Exchange Agreement dated April 22, 2003, among the Company, Diomed, the Designated Note Purchaser (as defined therein) the Note Purchasers listed therein, the Lenders listed therein and the Designated Securities Purchaser (as defined therein) (the "EXCHANGE AGREEMENT"), and is being issued in exchange for certain Class A Notes and Class B Notes having an aggregate principal amount equal to the principal amount of this Note as part of the Exchange Transaction pursuant to the Exchange Agreement. By acceptance of this Note, the Holder accepts the terms and conditions set forth in the Exchange Agreement and irrevocably agrees to be bound thereby, including without limitation the appointment and authorization of the Designated Note Purchaser pursuant to Section 10 of the Exchange Agreement. In addition to the provisions of the Exchange Agreement, this Note is subject to the following additional provisions:

     1. This Note has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only (a) in compliance with the transfer restrictions prohibiting the transfer of Securities to certain Persons, as provided in Section 4(a) of the Exchange Agreement, and
(b) in compliance with the Securities Act and other applicable state and foreign securities laws. In the event of any proposed transfer of this Note to which the Company has granted its consent, the Company may require, prior to issuance of a new Note in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Note in such other name does not and will not cause a violation of the Securities Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Note to which the Company has consented, the Company, Diomed and any agent of the Company or Diomed may treat the person in whose name this
Note is duly registered on Diomed's Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company, Diomed nor any such agent shall be affected by notice to the contrary.

     2. Intentionally Omitted.


     3. Prepayment of Notes. Diomed may at its option call for prepayment all or part of the Class C Notes prior to the Maturity Date, as follows:

          (i) The Notes called for prepayment shall be redeemable for an amount (the "Prepayment Price") equal to (x) 100% of the principal amount called for prepayment, plus (y) interest accrued through the day immediately preceding the date of prepayment (the "Prepayment Date").

          (ii) If fewer than all outstanding Class C Notes are to be prepaid, then all Class C Notes shall be partially prepaid on a pro rata basis.

          (iii) Prior to the Prepayment Date, Diomed shall deposit into escrow an amount sufficient for the payment of the aggregate Prepayment Price of the Class C Notes being called for prepayment and shall make such funds available on and after the Prepayment Date for payment to the Holders who present their Class C Notes and otherwise comply with Diomed's instructions contained in the Prepayment Notice (as defined below).

          (iv) On the Prepayment Date, Diomed shall cause the Holders whose Class C Notes have been presented for prepayment to be issued payment of the Prepayment Price. In the case of a partial prepayment, Diomed shall also issue new Class C Notes to the Holders for the principal amount remaining outstanding after the Prepayment Date promptly after the Holders' presentation of the Class C Notes called for prepayment.

          (v) Not less than five (5) business days prior to the Prepayment Date, Diomed shall issue a notice (the "Prepayment Notice") to each Holder setting forth the following:

1.                the Prepayment Date;

2.                the Prepayment Price;

3. the aggregate principal amount of the Class C Notes being called for prepayment;

4. a statement instructing the Holders to surrender their Class C Notes for prepayment and payment of the Prepayment Price, including the name and address of Diomed or, if applicable, the paying agent of Diomed, where Class C Notes are to be surrendered for prepayment;

5. a statement advising the Holders that interest will cease to accrue on the Class C Notes (or, in the case of a partial prepayment, that portion of the Class C Notes being called for prepayment) as of the Prepayment Date; and

6. in the case of a partial prepayment, a statement advising the Holders that after the Prepayment Date a substitute Class C Note will be issued by Diomed after deduction the portion thereof called for prepayment, at no cost to the Holder.

4. That portion of the principal amount of the Class C Notes which is outstanding on the Maturity Date shall be payable, together with accrued interest thereon as provided herein, on the Maturity Date by payment accordance with Section 8. All payments made hereon shall be applied first towards accrued interest and second to the principal amount hereof.

5.                This Note is a direct obligation of Diomed.

6. The Holder of this Class C Note has the benefit of certain security provided to it as a Secured Party (as defined in the Exchange Agreement) under the Security Agreement and the Pledge Agreement as provided therein.

7.                Intentionally Omitted.

8. All payments contemplated hereby to be made "in cash" shall be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments of cash and each delivery of shares of Common Stock issuable to the Holder as contemplated hereby shall be made to the Holder to an account designated by the Holder to Diomed and if the Holder has not designated any such accounts at the address last appearing on the Note Register of Diomed as designated in writing by the Holder from time to time; except that the Holder may designate, by notice to Diomed, a different delivery address for any one or more specific payments or deliveries.

9. The Holder of this Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such

                  Holder will not offer, sell or otherwise dispose of this Note except in compliance with the terms of the Exchange Agreement and under circumstances which will not result in a violation of the Securities Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

10. With respect to governing law, jurisdiction and waiver of Jury trial:

               (a) THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE.

               (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTYOR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE. BY THE COMPANY'S EXECUTION AND DELIVERY OF THIS NOTE AND BY THE HOLDER'S ACCEPTANCE OF THIS NOTE, EACH OF THE COMPANY AND THE HOLDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS, AND IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS NOTE OR OTHER DOCUMENT RELATED THERETO. FURTHER, BY THE COMPANY'S EXECUTION AND DELIVERY OF THIS NOTE AND BY THE HOLDER'S ACCEPTANCE OF THIS NOTE, EACH OF THE COMPANY AND THE HOLDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

               (c) BY THE COMPANY'S EXECUTION AND DELIVERY OF THIS NOTE AND BY THE HOLDER'S ACCEPTANCE OF THIS NOTE, EACH OF THE COMPANY AND THE HOLDER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY DOCUMENT (AS DEFINED IN THE EXCHANGE AGREEMENT) OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE COMPANY AND THE HOLDER OR ANY OTHER HOLDER OF NOTES OR ANY OF THEM WITH RESPECT TO ANY TRANSACTION DOCUMENT OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH OF THE COMPANY AND THE HOLDER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE COMPANY, THE HOLDER AND ANY PARTY TO THE OTHER TRANSACTION

          DOCUMENTS MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE COMPANY, THE HOLDER OR ANY OTHER HOLDER OF NOTES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         11. The following shall constitute an "Event of Default":

               (A) Diomed fails in the payment of principal or interest on this Note as required hereunder and the same shall continue for a period of two (2) days; or

               (B) Any of the representations or warranties made by Diomed or the Company in this Note or in the Exchange Agreement, the Security Agreement, the Pledge Agreement or the Registration Rights Agreement, or in any certificate or other material written statement heretofore or hereafter furnished by Diomed or the Company in connection with the execution and delivery of this Note or the other Documents shall have been or shall be false or misleading in any material respect at the time made; or

               (C) Diomed or the Company shall fail to perform or observe, in any material respect, any covenant, term, provision, condition, agreement or obligation under this Note, the Exchange Agreement, the Security Agreement, the Pledge Agreement, or the Registration Rights Agreement and such failure shall continue uncured for a period of thirty (30) days after written notice of such failure from the Holder.

               (D) The voluntary or judicial dissolution or termination of the Company or Diomed, Inc.;

               (E) The Company or Diomed, Inc. shall (i) admit in writing its inability to pay its debts as they become due; (ii) file a petition in bankruptcy or for reorganization or for the adoption of an agreement under the Bankruptcy Code; (iii) make an assignment for the benefit of its creditors; (iv) have commenced against it a proceeding for the appointing of a receiver or trustee for all or a substantial part of its property which is not dismissed or stayed for a period of 30 days;
          (v) allow the assumption of custody or sequestration by a court of competent jurisdiction of all or a substantial part of its property;
          (vi) suffer an attachment on all or a substantial part of his property or (vii) take any action in furtherance of the foregoing; inability to pay its debts generally as they mature; or

               (F) Any declared default of the Company or Diomed under any Institutional Indebtedness that gives the holder thereof the right to accelerate such Institutional Indebtedness, and such Institutional Indebtedness is in fact accelerated by the holder. The term "INSTITUTIONAL INDEBTEDNESS" means the principal of and unpaid accrued interest on: (i) all indebtedness to banks, commercial finance lenders, insurance companies or other financial institutions regularly engaged in the business of lending money, which is for money borrowed by the Company or Diomed, as the case may be, (whether or not secured), (ii) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for or to refinance such Institutional Indebtedness, and (iii) any indebtedness arising from the satisfaction of such Institutional Indebtedness by a guarantor.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by a majority in interest of the Holders of the Notes (which waiver shall not be deemed to be a waiver of any subsequent default) at the option and in the discretion of Holders holding sixty-six and two-thirds percent (66-2/3%) of the principal amount of the Class C Notes, the Holders may declare this Note, together with all accrued and unpaid interest herein, to be immediately due and payable, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holders of sixty-six and two-thirds percent (66-2/3%) of the Class C Notes, with the Lenders' Approval, may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

              12 Nothing contained in this Note shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company.

              13. This Note may be amended only by the written consent of the parties hereto. In the absence of manifest error, the outstanding principal amount of the Note on the Company's books and records shall be the correct amount.

              14. No waivers or consents in regard to any provision of this Note may be given other than by an instrument in writing signed by the Holder.

              IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an officer thereunto duly authorized.

Dated:   May _____, 2003


                                       DIOMED, INC.

                                       By:  ________________________

                                       JAMES A. WYLIE, JR.
                                       -----------------------------
                                      (Print Name)
                                       CHIEF EXECUTIVE OFFICER
                                       (Title)

Acknowledged and Agreed:               DIOMED HOLDINGS, INC.
                                       By:  ________________________

                                       JAMES A. WYLIE, JR.
                                       -----------------------------
                                       (Print Name)
                                       CHIEF EXECUTIVE OFFICER
                                       (Title)

                                                EXHIBIT B TO EXCHANGE AGREEMENT

                              DIOMED HOLDINGS, INC.

                           ---------------------------

                         CERTIFICATE OF DESIGNATIONS OF
                      CLASS C CONVERTIBLE PREFERRED STOCK,
                           PAR VALUE $0.001 PER SHARE

                           ---------------------------

       Pursuant to Section 151(g) of the Delaware General Corporation Law

                           ---------------------------

IT IS HEREBY CERTIFIED that:

         1. The name of the company (hereinafter called the "CORPORATION") is Diomed Holdings, Inc., a corporation organized and now existing under the Delaware General Corporation Law ("DGCL").

         2.  The  Certificate  of   Incorporation   of  the   Corporation   (the
"CERTIFICATE OF INCORPORATION") authorizes the issuance of Twenty Million (20,000,000) shares of preferred stock, par value $0.001 per share (the "PREFERRED STOCK"), and expressly vests in the Board of Directors of the Corporation the authority to issue any or all of said shares by resolution or resolutions and to establish the designation and number of shares to be issued.

         3. The Board of Directors of the Corporation, pursuant to the authority expressly vested in it as aforesaid, and pursuant to the provisions of Section 151 of the DGCL, has adopted the resolution set forth below to create a series of Preferred Stock designated as Class C Stock. Pursuant to said Section 151, the approval of the Corporation's shareholders was not required.

         RESOLVED, That Twenty (20) shares of the Two Million (2,000,000) shares of Preferred Stock of the Corporation which are authorized but unissued shares as of the date of this certificate shall hereby be designated Class C Convertible Preferred Stock, par value $0.001 per share (the "CLASS C STOCK"), and shall possess the rights and preferences set forth below:

     1. DIVIDENDS. The holders of the Corporation's Class C Stock shall be entitled, when and if declared by the board of directors of the corporation (the "BOARD OF DIRECTORS"), to cash dividends and distributions out of funds of the corporation legally available for that purpose (collectively, "DISTRIBUTIONS") PRO RATA and PARI PASSU with the holders of the Corporation's common stock, par value $0.001 per share (the "COMMON STOCK"), such that the Distributions payable on each issued and outstanding share of the Class C Stock shall be equal to the amount paid on that number of shares of shares of Common Stock into which such Class C Stock is convertible, and all Distributions shall be declared, paid and set aside ratably on the foregoing basis among the holders of the Class C Stock and the holders of the Common Stock in proportion to the issued and outstanding shares of the Class C Stock and the Common Stock held by them.

2. VOTING.

     (a) The holders of the Class C Stock shall each be entitled to vote the number of votes equal to the number of shares of the Common Stock into which such shares are to be converted pursuant to Section 4 of this Certificate. Except as expressly set forth in Section 2(b) of this Certificate, any matter as to which the holders of Common Stock are entitled to vote shall require the affirmative vote of the holders of a majority of the issued and outstanding shares of the Corporation's capital stock entitled to vote thereon, including the Class C Stock (and any other outstanding capital stock of the of the Corporation convertible into Common Stock), with the holders of the shares of the Class C Stock (and any other outstanding capital stock of the of the Corporation convertible into Common Stock) and the holders of the shares of the Common Stock voting as one class.

     (b) The affirmative vote of the holders of a majority of the issued and outstanding shares of the Class C Stock, voting as a separate class, shall be required to change the powers, preferences or special rights of the shares of the Class C Stock in relation to the shares of the Common Stock.

3. LIQUIDATION.

     (a) Upon the occurrence of a Liquidating Event (as defined below in Section 3(c) of this Certificate), whether voluntary or involuntary, the holders of the Class C Stock and the Common Stock of all classes shall be entitled to receive, PRO RATA and PARI PASSU out of the assets of the Corporation available for distribution to its stockholders or from the net proceeds from a sale, lease, exchange or other disposition of the assets of the Corporation (in any such case, the "PROCEEDS"), as applicable, the following: all issued and outstanding shares of Class C Stock shall be automatically converted into shares of Common Stock pursuant to Section 4 and then and thereafter the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Common Stock (after giving effect to full conversion of the Class C Stock) in proportion to the issued and outstanding shares of the Common Stock held by them.

     (b) LIQUIDATING EVENT. Any of the following shall be considered a "LIQUIDATING EVENT" and shall entitle the holders of the Class C Stock and the Common Stock to receive promptly after the Corporation's realization thereof, in cash, securities or other property, those amounts specified in Section 3(a) of this Certificate:

          (i) any liquidation, dissolution or winding up of the Corporation; or

          (ii) any sale, lease, exchange or other disposition of all or substantially all the Corporation's assets.

     4. CONVERSION OF SHARES OF THE CLASS C STOCK. Shares of the Class C Stock shall automatically convert into shares of the Common Stock on the basis set forth in, and subject to the limitations of, this Section 4 of this Certificate:

     (a) CONVERSION RATIO.

          (i) Subject to and in compliance with the provisions of this Section 4, each one (1) share of the Class C Stock (or any fraction thereof) shall be converted into One Million Three Hundred Fifty Five Thousand Eight

     Hundred Sixty Two (1,355,862) fully paid and nonassessable shares (calculated as to each conversion to the nearest one-thousandth of a share) of the Common Stock. The ratio of 1:1,355,862, as adjusted pursuant to the
     Section 4(a)(ii) of this Certificate, is referred to as the "CLASS C CONVERSION RATIO."

               (ii) SUBDIVISION OR COMBINATION OF THE COMMON STOCK. If the Corporation at any time or from time to time shall declare or pay any dividend on the shares of the Common Stock payable in shares of the Common Stock or in any right to acquire shares of the Common Stock, or shall effect a subdivision of the outstanding shares of the Common Stock into a greater number of shares of the shares of any class of the Common Stock (by stock split, reclassification or otherwise), or if the outstanding shares of the Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of the Common Stock, then the Class C Conversion Ratio in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate, such that each share of the Class C Stock is converted into those shares of the Common Stock that represent the economic equivalent of the shares of the Common Stock into which each share of the Class C Stock was convertible immediately prior to such dividend, subdivision, combination or reclassification.

          (b) CONVERSION. All of the outstanding shares of the Class C Stock shall automatically convert into shares of the Common Stock on the date on which the holders of the Corporation's capital stock approve the issuance of the Common Stock into which the Class C Stock is convertible, if and to the extent such approval is required by the DGCL or the rules and regulations of the American Stock Exchange.

          (c) DETERMINATIONS BY THE CORPORATION. In determining Conversion Share Amounts, the determination of the Corporation shall be final, absent manifest error. All Conversion Share Amounts shall be rounded to the nearest one-thousandth of a share.

          (d) CONVERSION PROCEDURE.

               (i) The conversion of shares of Class C Stock shall be deemed to have been effected as of the close of business on the date on which such shares of the Class C Stock are converted pursuant to the terms of Section (b) of this Certificate. At the time any such conversion has occurred, the rights of the holder of the shares converted as a holder of shares of the Class C Stock shall cease, and the person or persons such shares of the Class C Stock shall become the holder or holders of record of the shares of the Common Stock into which such shares of the Class C Stock were converted.

               (ii) The issuance of certificates for shares of the Common Stock upon conversion of shares of the Class C Stock shall be made without charge to the holders of such shares of the Class C Stock for any issuance tax in respect thereof (so long as such certificates are issued in the name of the record holder of such shares of the Class C Stock) or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of the Common Stock. Upon conversion of each share of the Class C Stock, the Corporation shall take all such actions as are necessary in order to ensure that the shares of the Common Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes (other than any taxes relating to any dividends paid with respect thereto), liens, charges and encumbrances with respect to the issuance thereof.

               (iii) The Corporation shall not close its books against the transfer of Common Stock of any class issued or issuable upon conversion of shares of the Class C Stock in any manner which interferes with the timely conversion of Stock. The Corporation shall assist and cooperate with any holder of such shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of such shares hereunder (including, without limitation, making any filings required to be made by the Corporation). Shares of the Class C Stock that have been converted shall be cancelled and shall not be held in treasury or otherwise be available for reissuance.

          (e) EXTRAORDINARY EVENT. Prior to the consummation of any Extraordinary Event (as defined below), the Corporation shall make appropriate provisions to ensure that each of the holders of the shares of the Class C Stock shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore receivable upon the conversion of such holder's Class C Stock, such shares of stock, securities or assets as such holder would have received in connection with such Extraordinary Event if such holder had converted its shares of Class C Stock immediately prior to such Extraordinary Event. In each such case, the Corporation shall also make appropriate provisions to ensure that the provisions of this Section 4(e) shall thereafter be applicable to the shares of the Class C Stock (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation, an immediate adjustment of the Class C Conversion Ratio reflecting the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of the Common Stock acquirable and receivable upon conversion of shares of the Class C Stock). The Corporation shall not effect any Extraordinary Event, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from such consolidation or merger or the entity purchasing such assets assumes in writing the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. As used herein, "EXTRAORDINARY EVENT" means the occurrence or consummation of a transaction or series of related transactions resulting in: (i) a merger, consolidation, sale or reorganization in which the Corporation or any of its subsidiaries is not the surviving corporation; or (ii) a sale, lease or exchange, directly or indirectly, of all or substantially all of the property and assets of the Corporation, whether or not in the ordinary course of business.

          (f) NO IMPAIRMENT. The Corporation will not, by amendment of this Certificate or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action (other than actions taken in good faith), avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in carrying out all the provisions of this Section 4 and in taking all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the shares of the Class C Stock against impairment.

          (g) RESERVATION OF COMMON STOCK. The Corporation shall, at all times when shares of the Class C Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of shares of the Class C Stock, such number of its duly authorized shares of the Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Class C Stock. Before taking any action which would cause the effective purchase price for the shares of the Class C Stock to be less than the par value of the shares of the Class C Stock, the Corporation shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of such Common Stock at such effective purchase price.

          5. UNCERTIFICATED SHARES. The shares of the Class C Stock shall be uncertificated shares; PROVIDED, that in accordance with Section 158 of the DGCL every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of, the Corporation representing the number of shares owned of record by such holder in certificate form.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate of Designations as the act and deed of the corporation referenced above.



                                                     /S/ LISA M. BRUNEAU
                                                    ---------------------------
                                                    Name: Lisa M. Bruneau
                                                    Title:   Secretary

                                                 EXHIBIT C TO EXCHANGE AGREEMENT

                        [Letterhead of McGuireWoods LLP]


                                                                     May 7, 2003


To each of the Note Purchasers, party to the Exchange Agreement referred to below, and To each of the Lenders, party to the Secured Loan Agreement referred to below


                              DIOMED HOLDINGS, INC.

Ladies and Gentlemen:

                  We have acted as special New York counsel to Diomed Holdings, Inc., a Delaware corporation (the "COMPANY"), and Diomed, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("DIOMED"), in connection with the transactions contemplated by (i) the Exchange Agreement, dated as of the date hereof (the "EXCHANGE AGREEMENT"), among the Company, Diomed, the Note Purchasers signatory thereto (the "NOTE PURCHASERS") and Gibralt US, Inc., as designated purchaser for the Note Purchasers (the "DESIGNATED NOTE PURCHASER"), and (ii) the Secured Loan Agreement, dated as of the date hereof (the "SECURED LOAN AGREEMENT"), among the Company, Diomed, the Lenders signatory thereto (the "LENDERS") and Gibralt US, Inc., as designated lender for the Lenders (the "DESIGNATED LENDER"). This opinion letter is furnished to you pursuant to
Section 8(c) of the Exchange Agreement and Section 8(e) of the Secured Loan Agreement. Unless otherwise defined herein, terms used herein have the meanings provided in the Exchange Agreement. As used herein, "NEW YORK UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York and "DELAWARE UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Delaware.

                             I. DOCUMENTS REVIEWED

          In connection with this opinion letter, we have examined the following documents, each of which is dated on or as of the date of the Exchange Agreement and the Secured Loan Agreement unless otherwise indicated:

(a) the Exchange Agreement

(b) the Secured Loan Agreement;

(c) the Notes;

(d) the Certificate of Designations for the Exchange Conversion Shares;

(e) the Certificate of Designations for the Commitment Shares;

(f) the Security Agreement;

(g) the Pledge Agreement; and

(h) the Registration Rights Agreement.

The documents referred to in CLAUSES (A) through (H) above are referred to collectively as the "SUBJECT Documents".

     In addition we have examined the following:

               (i) originals, or copies identified to our satisfaction as being true copies, of such records, documents and other instruments as we have deemed necessary for the purposes of this opinion letter; and

               (ii) a copy of the UCC-1 Financing Statement (the "UCC FINANCING STATEMENT") naming Diomed as debtor and Gibralt US, Inc. as secured party, filed on December 30, 2002 with the Office of the Secretary of State of Delaware (the "UCC FILING OFFICE").

II.               ASSUMPTIONS UNDERLYING OUR OPINIONS

     For all purposes of the opinions expressed herein, we have assumed, without independent investigation, that:

     (a) FACTUAL MATTERS. With regard to factual matters, to the extent that we have reviewed and relied upon representations of the Company and Diomed set forth in the Subject Documents, such representations are true and correct;

     (b) CONTRARY KNOWLEDGE OF ADDRESSEE. No addressee of this opinion letter has any actual knowledge that any of our factual assumptions or opinions is inaccurate;

     (c) SIGNATURES. The signatures of individuals (other than individuals signing on behalf of the Company and Diomed) signing the Subject Documents are genuine and authorized;

     (d) AUTHENTIC AND CONFORMING DOCUMENTS. All documents submitted to us as originals are authentic, complete and accurate and all documents submitted to us as copies conform to authentic original documents;

     (e) CAPACITY OF CERTAIN PARTIES. All parties to the Subject Documents have the (i) capacity and (ii), except in the case of the Company and Diomed, full power and authority to execute, deliver and perform the Subject Documents and the documents required or permitted to be delivered and performed thereunder;

     (f) SUBJECT DOCUMENTS BINDING ON CERTAIN PARTIES. Except with respect to the Company and Diomed, all of the Subject Documents and the documents required or permitted to be delivered thereunder have been duly authorized by all necessary corporate or other action on the part of the parties thereto, have been duly executed and delivered by such parties and, except with respect to the Company and Diomed, are legal, valid and binding obligations enforceable against such parties in accordance with their terms;

     (g) CONSENTS FOR CERTAIN PARTIES. All necessary consents, authorizations (other than in the case of the Company and Diomed), approvals, permits or certificates (governmental and otherwise) which are required as a condition to the execution and delivery of the Subject Documents by the parties thereto and to the consummation by such parties of the transactions contemplated thereby have been obtained; and

     (h) ACCURATE DESCRIPTION OF PARTIES' UNDERSTANDING. The Subject Documents accurately describe and contain the mutual understanding of the parties, and there are no oral or written statements or agreements that modify, amend or vary, or purport to modify, amend or vary, any of the terms thereof.

                               III. OUR OPINIONS

     Based  on  and  subject  to  the  foregoing  and  the  other   limitations,
assumptions, qualifications and exclusions set forth in this opinion letter, we are of the opinion that:

     1. EXECUTION, VALIDITY AND ENFORCEABILITY.  The Company and Diomed each has
(i) the corporate power and authority to execute, deliver and perform the provisions of each Subject document to which it is a party, (ii) taken all corporate action necessary to authorize the execution and delivery thereof and
(iii) duly executed and delivered each Subject Document to which it is party, and each such Subject Document constitutes its valid, binding and enforceable obligation.

     2. CAPITALIZATION OF THE COMPANY. The authorized capital stock of the Parent consists of 100,000,000 shares, of which 80,000,000 shares are shares of Common Stock, par value $0.001 per share, and of which 20,000,000 shares are shares of preferred stock, par value $0.001 per share, of which 20 shares are designated as Class C Convertible Preferred Stock (the "Class C Stock") and 24 shares are designated as Class D Convertible Preferred Stock (the "Class D Stock"). The Company has duly reserved 27,117,240 shares of Common Stock for issuance upon the conversion of the Class C Stock in accordance with its terms, and has duly reserved 3,021,552 shares of Common Stock for issuance upon the conversion of the Class D Stock. Upon conversion of the Class C Stock and the Class D Stock in accordance with their respective terms, the Common Stock so issued will be validly issued, fully paid and non-assessable.

     3. UCC MATTERS. (a) The Pledge Agreement is effective to create a valid security interest in favor of the Designated Note Purchaser and the Designated Lender (for the benefit of the Secured Parties), to secure the indebtedness described therein, in all right, title and interest of Diomed in and to all certificated securities (as defined in Section 8-102(a)(4) of the UCC, the "PLEDGED SECURITIES") and all other personal property included within the term "Collateral" (as defined in the Pledge Agreement) in which a security interest can be granted under Article 9 of the UCC (collectively, the "PLEDGED COLLATERAL"). The Designated Note Purchaser and the Designated Lender, for the benefit of the Secured Parties, will have a perfected security interest in the Pledged Securities upon delivery to the Designated Note Purchaser and the Designated Lender, for the benefit of the Secured Parties, in the State of New York of the certificates representing such Pledged Securities in registered form, issued or indorsed in the name of the Designated Note Purchaser and the Designated Lender or in blank by an effective indorsement, or accompanied by undated stock powers with respect thereto duly indorsed in blank by an effective indorsement. We understand that the certificates representing the Pledged Securities have previously been delivered to the Designated Note Purchaser and the Designated Lender, so indorsed.

     (b) The Security Agreement is effective to create a valid security interest in favor of the Secured Parties to secure the Secured Obligations in all right, title and interest of Diomed in and to all personal property included within the term "Collateral" (as defined in the Security Agreement) in which a security interest can be granted under Article 9 of the New York UCC (collectively, the "ARTICLE 9 COLLATERAL"; and together with the Pledged Collateral, being the "SUBJECT COLLATERAL").

     (c) The Secured Parties have a perfected security interest in those items of the Article 9 Collateral in which a security interest may be perfected under
Article 9 of the Delaware UCC by the filing of a financing statement in the UCC Filing Office.

                                 IV. EXCLUSIONS

     1. GENERAL EXCLUSIONS. We call your attention to the following matters as to which we express no opinion:

          (a) INDEMNIFICATION. Any agreement of the Company or Diomed in a Subject Document relating to indemnification, contribution or exculpation from costs, expenses or other liabilities that is contrary to public policy or applicable law;

          (b) FRAUDULENT  TRANSFER.  The effect,  if  applicable,  of fraudulent
     conveyance,   fraudulent  transfer  and  preferential   transfer  laws  and
     principles of equitable subordination;

          (c) JURISDICTION; VENUE, ETC. Any agreement of the Company or Diomed in a Subject Document to submit to the jurisdiction of federal courts located in the State of New York, to waive any objection to the laying of the venue, to waive the defense of forum non conveniens in any action or proceeding referred to therein, to waive trial by jury, to effect service of process in any particular manner or to establish evidentiary standards;

          (d) TRUST RELATIONSHIP. The creation of any trust relationship by the Company or Diomed on behalf of any Note Purchaser;

          (e) CERTAIN LAWS. Federal securities laws or regulations, state securities and Blue Sky laws or regulations, federal and state banking laws and regulations, pension and employee benefit laws and regulations, federal and state environmental laws and regulations, federal and state tax laws and regulations, federal and state health and occupational safety laws and regulations, building code, zoning, subdivision and other laws and regulations governing the development, use and occupancy of real property, the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other federal and state antitrust and unfair competition laws and regulations, the Assignment of Claims Act, and the effect of any of the foregoing on any of the opinions expressed;

          (f)  LOCAL  ORDINANCES.  The  ordinances,   statutes,   administrative
     decisions, orders, rules and regulations of any municipality, county, special district or other political subdivision of the State of New York;

          (g) CERTAIN AGREEMENTS OF COMPANY. Any agreement of the Company or Diomed in a Subject Document providing for:

               (i)   specific   performance   of  the   Company's   or  Diomed's
          obligations;

               (ii) establishment of a contractual rate of interest payable after judgment;

               (iii) rights of set off;

               (iv) the granting of any power of attorney;

               (v) survival of liabilities and obligations of any party under any of the Subject Documents arising after the effective date of termination of the Secured Loan Agreement; or

               (vi) obligations to make an agreement in the future;

          (h) REMEDIES. Any provision in any Subject Document to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to any other right or remedy, that the election of some particular remedy does not preclude recourse to one or more others or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy;

          (i) UCC CHOICE OF LAW. Any provision in any Subject Document with respect to governing law to the extent that such provision purports to affect the choice of law governing perfection and non-perfection of the security interests;

          (j) SALE OF COLLATERAL. Any provision in any Subject Document relating to the sale or other disposition of Collateral except in compliance with the New York UCC;

          (k) CUSTODY OF COLLATERAL. Any provisions in any Subject Document providing for the care of collateral in the possession of the Designated Note Purchaser and the Designated Lender to the extent inconsistent with
     Section 9-207 of the New York UCC; and

          (l) WAIVERS. Any purported waiver, release, variation, disclaimer, consent or other agreement to similar effect (collectively, a "WAIVER") by the Company or Diomed under any Subject Document to the extent limited by Sections 1-102(3) or 9-602 of the New York UCC or other provisions of applicable law (including judicial decisions), except to the extent that such Waiver is effective under and is not prohibited by or void or invalid under Section 9-602 of the New York UCC or other provisions of applicable law (including judicial decisions).

     2. EXCLUSIONS AS TO UCC SECURITY INTERESTS. We also express no opinion as to the following matters:

          (a) TITLE OR PRIORITY. Any person's ownership rights in or title to, or priority of any security interest or lien on or with respect to, any property or assets forming any part of the Subject Collateral;

          (b) SECURITY INTEREST IN CERTAIN TYPES OF COLLATERAL. The creation of any security interest purported to be granted in or in respect of the following: (a) any real property or fixtures, equipment used in farming operations, farm products, crops, timber to be cut or as extracted collateral; or (b) policies of insurance, receivables due from any government or agency thereof, inventory which is subject to any negotiable documents of title (such as negotiable bills of lading or warehouse receipts), consumer goods, beneficial interests in a trust, letters of credit or accounts resulting from the sale of any of the foregoing; or (c) any other property or assets, the creation of a security interest in which is excluded from the coverage of Article 9 of the New York UCC (in the case of our opinion in PARAGRAPHS III-2(A), (B) AND (C)) or Articles 8 and 9 of the New York UCC (in the case of our opinion in PARAGRAPH III-2(A), including such property or assets the creation, perfection or priority of a security in which are subject to (i) a statute or treaty of the United States which provides for a national or international registration or a national or international certificate of title for the perfection or recordation of a security interest therein or which specifies a place of filing different from that specified in the New York UCC for filing to perfect or record such security interest, (ii) a certificate of title statute or (iii) the laws of any jurisdiction other than the State of New York, Article 9 of the Delaware UCC or the United States; and

          (c) ENFORCEABILITY OF LIEN ON CERTAIN TYPES OF COLLATERAL. The enforceability of any lien on or security interest in any Subject
     Collateral:

               (i) consisting of goods of a consignor who has delivered such goods to the Company under a true consignment (as distinguished from a consignment intended as security);

               (ii) as against a "buyer in the ordinary course of business" (within the meaning of Article 9 of the New York UCC) of the Subject Collateral; and

               (iii) consisting of inventory of Diomed in the event of any failure by Diomed to have fully complied with the Fair Labor Standards Act of 1932, as amended, including Sections 206 and 207 thereof; and

          (d) SECURITY INTERESTS. The creation, validity, perfection or enforceability of any security interest or lien purported to be granted in or in respect of any of the Article 9 Collateral, other than as expressly provided in PARAGRAPH III-2 above.

     V. QUALIFICATIONS AND LIMITATIONS

     1. GENERAL QUALIFICATIONS AND LIMITATIONS. The opinions set forth above are subject to the following qualifications and limitations:

          (a) APPLICABLE LAW. Our opinions are limited to the federal law of the United States, Article 9 of the Delaware UCC, the General Corporate Law of the State of Delaware and the laws of the State of New York, and we do not express any opinion concerning any other law.

          (b) BANKRUPTCY. Our opinions are subject to the effect of any applicable bankruptcy, insolvency (including, without limitation, laws relating to preferences), reorganization, moratorium and other similar laws affecting creditors' rights generally.

          (c) EQUITABLE PRINCIPLES. Our opinions are subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing. In applying such principles, a court, among other things, might limit the availability of specific equitable remedies (such as injunctive relief and the remedy of specific performance), might not allow a creditor to accelerate maturity of debt or exercise other remedies upon the occurrence of a default deemed immaterial or for non-credit reasons or might decline to order a debtor to perform covenants in a Subject Document. Further, a court may refuse to enforce a covenant if and to the extent that it deems such covenant to be violative of applicable public policy, including, for example, provisions requiring indemnification of any Note Purchaser against liability for its own wrongful or negligent acts.

          (d) UNENFORCEABILITY OF CERTAIN PROVISIONS. Certain of the provisions contained in the Subject Documents may be unenforceable or ineffective, in whole or in part, but the inclusion of such provisions does not render any Subject Document invalid as a whole, and each of the Subject Documents contains, in our opinion, adequate remedial provisions for the ultimate practical realization of the principal benefits purported to be afforded by such Subject Document, subject to the other qualifications contained in this opinion letter. We note, however, that the unenforceability of such provisions may result in delays in enforcement of the rights and remedies of the Designated Note Purchaser and the Designated Lender under the Subject Documents, and we express no opinion as to the economic consequences, if any, of such delays.

          (e) MATERIAL CHANGES TO TERMS. Provisions in the Subject Documents which provide that any obligations of the Company or Diomed thereunder will not be affected by the action or failure to act on the part of any Note Purchaser or by an amendment or waiver of the provisions contained in the other Subject Documents might not be enforceable under circumstances in which such action, failure to act, amendment or waiver so materially changes the essential terms of the obligations that, in effect, a new contract has arisen between the Note Purchasers on the one hand and the Company and/or Diomed on the other hand.

          (f) INCORPORATED DOCUMENTS. This opinion does not relate to (and we have not reviewed) any documents or instruments other than the Subject Documents, and we express no opinion as to such other documents or instruments (including, without limitation, any documents or instruments referenced or incorporated in any of the Subject Documents) or as to the interplay between the Subject Documents and any such other documents and instruments.

     2. QUALIFICATIONS AND LIMITATIONS AS TO UCC SECURITY INTERESTS. Our opinions in paragraph III-2 above are subject to the following:

          (a) SECURITY INTEREST IN PROCEEDS. The continuation and perfection of the Secured Parties' security interest in the proceeds of the Subject Collateral are limited to the extent set forth in Section 9-315 of the New York UCC; and Section 9-315 of the UCC, as applicable.

          (b) ACTIONS TO CONTINUE EFFECTIVENESS. We express no opinion as to any actions that may be required to be taken periodically under the New York UCC, the Delaware UCC or any other applicable law for the effectiveness of any financing statements, or the validity or perfection of any security interest, to be maintained.

          (c) AFTER-ACQUIRED PROPERTY. A security interest in any Article 9 Collateral that constitutes after-acquired collateral does not attach until Diomed has rights in such after-acquired collateral.

          (d) PROPERTY ACQUIRED AFTER COMMENCEMENT OF BANKRUPTCY CASE. In the case of property which becomes part of the Subject Collateral after the date hereof, Section 552 of the Bankruptcy Reform Act of 1978, as amended (the "BANKRUPTCY CODE") limits the extent to which property acquired by a debtor after the commencement of a case under the Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case.

          (e) AFTER-ACQUIRED PROPERTY AS VOIDABLE PREFERENCE. In the case of property which becomes part of the Subject Collateral after the date hereof, Section 547 of the Bankruptcy Code provides that a transfer is not made until the debtor has rights in the property transferred, so a security interest in after-acquired property which is security for other than a contemporaneous advance may be treated as a voidable preference under the conditions (and subject to the exceptions) provided by Section 547 of the Bankruptcy Code.

          (f) RIGHTS OF THIRD PARTIES IN CERTAIN COLLATERAL. The rights of the Secured Parties with respect to Subject Collateral consisting of accounts, instruments, licenses, leases, contracts or other agreements will be subject to the claims, rights and defenses of the other parties thereto against the Company or Diomed.

          (g) LICENSES OR PERMITS AS COLLATERAL. In the case of any Subject Collateral consisting of licenses or permits issued by governmental authorities or other persons or entities, Diomed may not have sufficient rights therein for the security interest of the Secured Parties to attach and, even if Diomed has sufficient rights for the security interest of the Secured Parties to attach, the exercise of remedies may be limited by the terms of the license or permit or require the consent of the governmental authority issuing such license or permit.

          (h) COLLATERAL  EVIDENCED BY INSTRUMENTS.  We note that, if any of the
     Article 9 Collateral is evidenced by instruments or tangible chattel paper or any other property in which a security interest may be perfected by taking possession (in each case as defined, and as provided for, in the New York UCC), the local law of the jurisdiction where such property is located will govern the priority of a possessory security interest in such property and the effect of perfection or non-perfection of a non-possessory security interest in such property.

          (i) OTHER UCC LIMITATIONS. Such opinions may also be limited by Sections 9-320, 9-323, 9-335 and 9-336 of the New York UCC and the Delaware UCC.

          (j) PLEDGED SECURITIES. In the case of Pledged Securities:

               (i) we express no opinion as to the perfection of the security interest of the Secured Parties in any portion of the Pledged Securities, the continuous possession of which is not maintained by the Designated Note Purchaser and the Designated Lender for the benefit of the Secured Parties in the State of New York and, in addition, we call to your attention that perfection (and the effect of perfection and non-perfection) of the security interest of the Designated Note Purchaser and the Designated Lender in the Pledged Securities may be governed by laws other than those of the UCC to the extent the Pledged Securities become located in a jurisdiction other than the State of New York; and

               (ii) we call to your attention that in the case of the issuance of additional shares or other distributions in respect of the Pledged Securities, the security interests of the Secured Parties therein will be perfected only if possession thereof is obtained or other action appropriate to the nature of the distribution is taken, in either case, in accordance with the provisions of the UCC and other applicable law.

     VI. RELIANCE ON OPINIONS

     The foregoing opinions are being furnished to the Note Purchasers and the Lenders for the purpose referred to in the first paragraph of this opinion letter, and this opinion letter is not to be furnished to any other person or entity or used or relied upon for any other purpose without our prior written consent. The opinions set forth herein are made as of the date hereof, and we assume no obligation to supplement this opinion letter if any applicable laws change after the date hereof or if we become aware after the date hereof of any facts that might change the opinions expressed herein.

                                             Very truly yours,

                                             /s/ McGuireWoods LLP

                                                EXHIBIT D TO EXCHANGE AGREEMENT

                     AMENDED AND RESTATED SECURITY AGREEMENT

         THIS AMENDED AND RESTATED SECURITY AGREEMENT, dated as of April 22, 2003 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this "AGREEMENT"), is made by DIOMED, INC., a Delaware corporation (the "Grantor"), in favor of GIBRALT US, INC., a Colorado corporation (the "DESIGNATED NOTE PURCHASER" and the "DESIGNATED LENDER") for the benefit of the Secured Parties (such capitalized term and all other capitalized terms not otherwise defined herein to have the meanings provided for in ARTICLE I) set forth on the signature pages hereto and their permitted successors and assigns, and amends and restates in its entirety the Security Agreement dated December 27, 2002 entered into by the Grantor.

                              W I T N E S S E T H:

   WHEREAS, pursuant to the Note Purchase Agreement, dated as of December 27, 2002 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "NOTE AGREEMENT") among the Note Purchasers listed therein, the Designated Purchaser (as defined therein), the Grantor and Diomed Holdings, Inc., a Delaware corporation ("HOLDINGS") (the "NOTE AGREEMENT") Diomed issued to the Note Purchasers one or more Notes of the Company, in an aggregate principal amount of $2,000,000, consisting of $1,000,000 aggregate principal amount of Class A Notes and $1,000,000 aggregate principal amount of Class B Notes; and

         WHEREAS, as a condition precedent to the Exchange Transaction under the Exchange Agreement and the making of those Loans under the Secured Loan Agreement to be made on the Initial Closing Date (as defined in the Secured Loan Agreement), Grantor is required to execute and deliver this Agreement in order to effect the grant of certain security to the indebtedness under the Class C Notes to be issued under the Exchange Agreement and the Class D Notes to be issued under the Secured Loan Agreement; and

         WHEREAS, Grantor will derive substantial benefits from the transactions contemplated by the Exchange Agreement and the Secured Loan Agreement and has duly authorized the execution, delivery and performance of this Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the to Secured Parties to purchase the Notes, Grantor agrees, for the benefit of the Designated Purchaser and the Designated Lender and each Secured Party, as follows:

                                   ARTICLE I
                                   DEFINITIONS

1.1 DEFINITIONS. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "ACCOUNT" means a right to payment of a monetary obligation, whether or not earned by performance (and shall include invoices, contracts, rights, accounts receivable, notes, refunds, indemnities, interest, late charges, fees, undertakings, and all other obligations and amounts owing to Grantor from any Person):

(a) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of;

(b) for services rendered or to be rendered;

(c) for a policy of insurance issued or to be issued;

(d) for a secondary obligation incurred or to be incurred;

(e) for energy provided or to be provided;

(f) for the use or hire of a vessel under a charter or other contract;

(g) arising out of the use of a credit or charge card or information contained on or for use with the card; or

(h) as winnings in a lottery or other game of chance operated or sponsored by a state, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State.

                           "ACCOUNT CONTROL  AGREEMENT" means an account control
agreement in form and substance satisfactory to the Designated Purchaser, entered into among Grantor, the Designated Purchaser and the bank or Securities Intermediary where a Deposit Account or Securities Account, respectively, of Grantor is maintained, as such agreement may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

                  "AGREEMENT" is defined in the PREAMBLE.

                  "ASSIGNED AGREEMENT" means each agreement more particularly described on SCHEDULE VI hereto (as such Schedule may be supplemented from time to time pursuant to SECTION 4.12 hereof), in each case, as such agreement may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

                  "AUTHENTICATE" means

(a) to sign; or

(b) to execute or otherwise adopt a symbol, or encrypt or similarly process a record in whole or in part, with the present intent of the authenticating person to identify the person and adopt or accept a record.

         "AXCAN" means Axcan Pharma, Inc., a Canadian company.

         "AXCAN NOTE" means that certain promissory note, dated as of September 24, 2001, of Grantor in favor of Axcan, in the original principal amount of $936,000.

         "AXCAN LIEN" means the lien on inventory of Grantor created in favor of Axcan pursuant to the Axcan Note.

          "CHATTEL PAPER" means a record or records that evidence both a monetary obligation and a security interest in specific goods, a security interest in specific goods and software used in the goods, a security interest in specific goods and license of software used in the goods, a lease of specific goods, or a lease of specific goods and license of software used in the goods.

           "COLLATERAL" is defined in SECTION 2.1.

           "COLLATERAL ACCOUNT" means, for Grantor, a deposit account in the name of the Designated Purchaser and subject to the sole dominion and control of the Designated Purchaser.

            "COMMERCIAL TORT CLAIM" means a claim arising in tort with respect to which:

(a) the claimant is an organization; or

(b) the claimant is an individual and the claim:

     (i)  arose in the course of the claimant's business or profession; and

     (ii) does not include damages arising out of personal injury to or the death of an individual.

            "COMMODITY   ACCOUNT"   means   an   account
maintained by a Commodity Intermediary in which a Commodity
Contract is carried out for a Commodity Customer.

             "COMMODITY CONTRACT" means a commodity futures contract, an option on a commodity futures contract, a commodity option or any other contract that, in each case, is

          (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws; or

          (b) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

                  "COMMODITY CUSTOMER" means a person for whom a Commodity Intermediary carries a Commodity Contract on its books.

                  "COMMODITY INTERMEDIARY" means

          (a) a Person who is registered as a futures commission merchant under the federal commodities laws; or

          (b) a Person who in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to federal commodities laws.

                   "COMPUTER HARDWARE AND SOFTWARE COLLATERAL" means:

          (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

          (b) all software programs (including both source code, object code and all related applications and data files), whether now owned or hereafter acquired by Grantor, designed for use on the computers and electronic data processing hardware described in CLAUSE (A) above;

          (c) all licenses and leases of software programs;

          (d) all firmware associated therewith;

          (e) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding CLAUSES (A) through (D); and

          (f) all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions, modifications or model conversions of any of the foregoing.

                  "CONTROL" means any appropriate method of gaining control of collateral under the U.C.C.

                  "COPYRIGHT COLLATERAL" means:

          (a) all copyrights of Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in ITEM A of SCHEDULE IV attached hereto (as such Schedule may be supplemented from time to time pursuant to SECTION 4.12 hereof), and all applications for registration thereof, whether pending or in preparation;

          (b) all copyright licenses, including each copyright license referred to in ITEM B of SCHEDULE IV attached hereto (as such Schedule may be supplemented from time to time pursuant to SECTION 4.12 hereof); and

          (c) the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

                   "DEPOSIT ACCOUNT" means a demand, time, savings, passbook, or similar account (including all bank accounts, collection accounts and concentration accounts, together with all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such accounts) maintained with a bank.

                  "DESIGNATED PURCHASER" is defined in the PREAMBLE.

                  "DOCUMENTS" means a document of title or a receipt of the type described in Section 7-201(2) of the U.C.C.

                  "ELECTRONIC CHATTEL PAPER" means Chattel Paper evidenced by a record or records consisting of information stored in an electronic medium.

                  "ENTITLEMENT HOLDER" means a Person identified in the records of a Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary. If a person acquires a Security Entitlement by virtue of Section 8-501(b)(2) or (3) of the U.C.C., such person is the Entitlement Holder.

                  "EQUIPMENT" means all machinery, equipment in all its forms, wherever located, including all computers, furniture and furnishings, all other property similar to the foregoing (including tools, parts, rolling stock and supplies of every kind and description), components, parts and accessories installed thereon or affixed thereto and all parts thereof, and all Fixtures and all accessories, additions, attachments, improvements, substitutions and replacements thereto and therefor.

                  "EXCHANGE AGREEMENT" means the Exchange Agreement dated as of April 22, 2003 by and among Holdings, Diomed, the Note Purchasers (as defined therein) and the Designated Note Purchaser (as defined therein).

                  "FINANCIAL ASSET" means

               (a) a Security;

               (b) an obligation of a Person or a share, participation or other interest in a Person or in property or an enterprise of a Person, which is, or is of a type, dealt with in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment; or

               (c) any property that is held by a Securities Intermediary for another person in a Securities Account if the Securities Intermediary has expressly agreed with the other Person that the property is to be treated as a Financial Asset under Article 8 of the U.C.C. As the context requires, the term Financial Asset shall mean either the interest itself or the means by which a Person's claim to it is evidenced, including a certificated or uncertificated Security, a certificate representing a Security or a Security Entitlement.

                  "FIXTURES" means all items of Equipment, whether now owned or hereafter acquired, of Grantor that become so related to particular real estate that an interest in them arises under any real estate law applicable thereto.

                  "GENERAL INTANGIBLE" means any personal property, including things in action, Payment Intangibles and software, other than Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Goods, Instruments, Investment Property, Letter-of-Credit Rights, Letters of Credit, money, and oil, as, or other minerals before extraction.

                  "GOODS" means all things that are movable when a security interest attaches, including computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program if (i) the program is associated with the goods in such a manner that is customarily is considered part of the goods, or (ii) by becoming the owner of the goods, a person acquires a right to use the program in connection with the goods.

                  "GRANTOR" is defined in the PREAMBLE.

                  "INTELLECTUAL PROPERTY COLLATERAL" means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

                  "INTELLECTUAL PROPERTY SECURITY AGREEMENT" means a memorandum agreement with respect to the security interest granted by Grantor pursuant to this Agreement in the Copyright Collateral, Patent Collateral or Trademark Collateral of Grantor which is registered under the federal laws of the United States of America or the laws of any foreign country, which agreement shall be in form and substance satisfactory to the Designated Purchaser and in form suitable for filing in the United States Patent and Trademark Office, the United States Copyright Office or in the corresponding filing office under the laws of such foreign jurisdiction, as applicable, from Grantor, as such agreement may be amended, restated, amended and restated, supplemented or otherwise modified form time to time.

                  "INSTRUMENT" means a negotiable instrument or any other writing that evidences a right to the payment of a monetary obligation, is not itself a security agreement or lease, and is of a type that in ordinary course of business is transferred by delivery with any necessary endorsement or assignment.

                  "INVENTORY" means Goods, other than farm products, which:

(a) are leased by a Person as lessor;

(b) are held by a Person for sale or lease or to be furnished under a contract of service;

(c) are furnished by a Person under a contract of service; or

(d) consist of raw materials, work in process, or materials used or consumed in a business,

and includes, without limitation, (i) finished goods, returned goods and materials and supplies of any kind, nature or description which are or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of any of the foregoing; (ii) all goods in which Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which Grantor has an interest or right as consignee); (iii) all goods which are returned to or repossessed by Grantor; and (iv) all accessions thereto, products thereof and documents therefor, except to the extent that a security interest therein which is deemed necessary by the Grantor or Holdings is granted to any third party by the Grantor or Holdings pursuant to a factoring or other asset-based financing transaction entered into from time to time by the Grantor and/or Holdings.

                   "INVESTMENT   PROPERTY"  means  all  Securities   (whether
certificated or uncertificated), Security Entitlements,
Securities Accounts, Financial Assets, Commodity Contracts and Commodity Accounts of Grantor; PROVIDED, HOWEVER, that Investment Property shall not include any certificated Securities constituting Collateral (as defined in the Pledge Agreement).

                  "LETTER-OF-CREDIT RIGHT" means a right to payment or performance under a letter of credit, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance, but excludes the right of a beneficiary to demand payment or performance under a letter of credit.

                   "NOTE AGREEMENT" is defined in the FIRST RECITAL.

                  "PATENT COLLATERAL" means:

(a) all letters patent and applications for letters patent throughout the world (including all patent applications in preparation for filing anywhere in the world), including each patent and patent application referred to in ITEM A of
SCHEDULE II attached hereto (as such Schedule may be supplemented from time to time pursuant to SECTION 4.12 hereof);

(b) all patent licenses,  including each patent license referred to in ITEM B of
SCHEDULE II attached hereto (as such Schedule may be supplemented from time to time pursuant to SECTION 4.12 hereof);

(c) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in CLAUSES (A) and (B) above; and

(d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in ITEM A of
SCHEDULE II attached hereto (as such Schedule may be supplemented from time to time pursuant to SECTION 4.12 hereof), and for breach or enforcement of any patent license, including any patent license referred to in ITEM B of SCHEDULE II attached hereto (as such Schedule may be supplemented from time to time pursuant to SECTION 4.12 hereof), and all rights corresponding thereto throughout the world.

                  "PAYMENT INTANGIBLE" means a general intangible under which the account debtor's principal obligation is a monetary obligation.

                  "PROCEEDS" means the following property:

(a) whatever is acquired upon the sale, lease, license, exchange, or other disposition of the Collateral;

(b) whatever is collected on, or distributed on account of, the Collateral;

(c) rights arising out of the Collateral; and

(d) to the extent of the value of the Collateral and to the extent payable to the debtor or the secured party, insurance payable by reason of the loss or nonconformity of, defects or infringement of rights in, or damage to, the Collateral.

                  "RECEIVABLES COLLATERAL" means, collectively,
Accounts, Documents, Instruments and Chattel Paper, except to the extent that a security interest therein is granted to any third party by the Grantor or Holdings pursuant to a factoring or other asset-based financing transaction entered into from time to time by the Grantor and/or Holdings.

                  "SECURED LOAN AGREEMENT" means the Secured Loan Agreement dated as of April 22, 2003 by and among Holdings, Diomed, the Lenders (as defined therein) and the Designated Lender (as defined therein).

                  "SECURED OBLIGATIONS" is defined in SECTION 2.2.

                  "SECURED PARTIES" means the holders of the Class C Notes and the Class D Notes, provided that if the Note Purchasers rescind the Exchange Transaction pursuant to the Exchange Agreement and, accordingly, the Note Agreement is reinstated and the Class C Notes are cancelled and Class A Notes issued in lieu thereof, then "Secured Parties" shall mean the holders of the reissued Class A Notes and the Class D Notes.

                  "SECURITIES" means any obligations of an issuer or any shares, participations or other interests in an issuer or in property or an enterprise of an issuer which

               (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer;

               (b) are one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations; and

(c) (i) are, or are of a type, dealt with or trade on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the U.C.C.

                  "SECURITIES ACCOUNT" shall mean an account to which a Financial Asset is or may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.

                  "SECURITY ENTITLEMENTS" means the rights and property interests of an Entitlement Holder with respect to a Financial Asset.

                  "SECURITY INTERMEDIARY" means

               (a) a clearing corporation; or

               (b) a Person, including a bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.

                  "SUPPORTING   OBLIGATION"  means  a  Letter-of-Credit
Right or secondary obligation that supports the payment or performance
of  an  Account,  Chattel  Paper,  Document,   General  Intangible,
Instrument or Investment Property, including, without limitation, all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such Accounts, Chattel Paper, Documents, General Intangible, Instruments or Investment Property, including Goods represented by the sale or lease of delivery which gave rise to any of the foregoing, returned or repossessed merchandise and rights of stoppage in transit, replevin, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party.

                  "TANGIBLE CHATTEL PAPER" means Chattel Paper evidenced by a record or records consisting of information that is inscribed on a tangible medium.

                  "TERMINATION DATE" means the date on which the payment in full in cash of the Secured Obligations is made, PROVIDED, that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Secured Obligations is rescinded or must otherwise be restored by any Secured Party upon the insolvency, bankruptcy or reorganization of the Grantor, Holdings or otherwise, all as though such payment had not been made.

                  "TRADEMARK COLLATERAL" means:

               (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this CLAUSE (A) being collectively called a "TRADEMARK"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in ITEM A of SCHEDULE III attached hereto (as such Schedule may be supplemented from time to time pursuant to SECTION 4.12);

               (b) all Trademark licenses, including each Trademark license referred to in ITEM B of SCHEDULE III attached hereto (as such Schedule may be supplemented from time to time pursuant to SECTION 4.12);

               (c) all reissues, extensions or renewals of any of the items described in CLAUSES (A) and (B) above;

               (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, CLAUSES (A) and (B) above; and

               (e) all proceeds of, and rights associated with, the foregoing, including any claim by Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in ITEM B of SCHEDULE III attached hereto (as such Schedule may be supplemented from time to time pursuant to SECTION 4.12), or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

     "TRADE SECRETS COLLATERAL" means common law and statutory trade secrets and all other confidential or proprietary information and all know-how obtained by or used in or contemplated at any time for use in the business of Grantor (all of the foregoing being collectively called a "TRADE SECRET"), whether or not such Trade Secret has been reduced to a writing or other tangible form (including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses), including each Trade Secret license referred to in SCHEDULE V attached hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

     "TRANSACTION DOCUMENT" has the meaning given to the term "Documents" in the Exchange Agreement.

     "U.C.C." means the Uniform Commercial Code as from time to time in effect in the State of New York or, with respect to any Collateral located in any state or jurisdiction other than the State of New York, the Uniform Commercial Code as from time to time in effect in such state or jurisdiction.

     "WAIVER AGREEMENT" means a waiver agreement with a landlord or bailee of Grantor in form and substance satisfactory to the Designated Purchaser, entered into among such landlord or bailee, as the case may be, Grantor and the Designated Purchaser, as such agreement may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

1.2 EXCHANGE AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Exchange Agreement.

1.3 U.C.C. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement, including its preamble and recitals, with such meanings.

1.4 OTHER INTERPRETIVE PROVISIONS. The rules of construction in Sections 9(d) of the Exchange Agreement shall be equally applicable to this Agreement.

ARTICLE II
                                SECURITY INTEREST

2.1 GRANT OF SECURITY. Grantor hereby assigns and pledges to the ratable benefit of each of the Secured Parties, and hereby grants to the ratable benefit of each of the Secured Parties a security interest in, all of its right, title and interest in and to the following, whether now or hereafter existing or acquired (collectively, the "COLLATERAL"):

     (a) all Equipment in all of its forms of Grantor;

     (b) all Inventory in all of its forms of Grantor, PROVIDED, HOWEVER, that the Lien created hereby in such Inventory shall be junior and subordinate to the Axcan Lien (and no other Liens) so long as the Axcan Note remains outstanding;

     (c) all Receivables Collateral in all of its forms, including all Accounts, Documents, Instruments and Chattel Paper, of Grantor;

     (d) all General Intangibles in all of its forms, including all Payment Intangibles, of Grantor;

     (e) all Assigned Agreements to which Grantor is now or may hereafter become a party and all Accounts thereunder, including (i) all rights of Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

     (f) all Supporting Obligations of Grantor;

     (g) all Intellectual Property Collateral in all of its forms of Grantor;

     (h) all Investment Property in all of its forms, including all Securities Accounts, of Grantor;

     (i) all Deposit Accounts of Grantor;

     (j) all Commercial Tort Claims of Grantor described in PART E of SCHEDULE I hereto (as such Schedule may be supplemented from time to time pursuant to SECTION 4.12 or otherwise);

     (k) all other Goods of Grantor;

     (l) all of Grantor's books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this SECTION 2.1;

     (m) all of Grantor's other property and rights of every kind and description and interests therein, including all moneys, securities and other property, now or hereafter held or received by, or in transit to, the Designated Purchaser from or for Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise; and

     (n) all Proceeds of any and all of the foregoing Collateral.

For the avoidance of doubt, the Collateral shall not be deemed for any reason to include any real property interest of the Grantor.

2.2 SECURITY FOR SECURED OBLIGATIONS. The Collateral of Grantor under this Agreement secures the prompt payment in full of all obligations of Holdings and Grantor under the Exchange Agreement, the Secured Loan Agreement and the Transaction Documents, in respect of the Class C Notes and the Class D Notes, whether for principal, interest, costs, fees, expenses, indemnities or otherwise and whether now or hereafter existing (all of such obligations being the "SECURED OBLIGATIONS"). Notwithstanding the foregoing, or any other provision of the Transaction Documents to the contrary, no obligation of Grantor or Holdings in respect of the Class B Notes shall constitute Secured Obligations.

2.3 CONTINUING SECURITY INTEREST; TRANSFER OF CREDIT EXTENSIONS. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the Termination Date, be binding upon Grantor, its successors, transferees and assigns, and inure, together with the rights and remedies of the Designated Purchaser hereunder, for the benefit of each Secured Party. Without limiting the generality of the foregoing, any Secured Party may assign or otherwise transfer (in whole or in part) any Note held by it to any other Person, and such other Person shall thereupon become vested with all the rights and benefits in respect thereof granted to such Secured Party under any Transaction Document (including this Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 4(a) of the Note Agreement (in the case of Class A Notes), Section 4(a) of the Exchange Agreement (in the case of Class C Notes) or Section 4(a) of the Secured Loan Agreement (in the case of Class D Notes), as the case may be. Upon the payment in full in cash of all Secured Obligations the security interest granted herein shall terminate and all rights to the Collateral shall revert to Grantor.

2.4  GRANTOR  REMAINS  LIABLE.  Anything  herein to the contrary notwithstanding

     (a) Grantor shall remain liable under the contracts and agreements included in the Collateral (including the Assigned Agreements) to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Agreement had not been executed,

(b) Grantor will comply in all material respects with all laws relating to the ownership and operation of the Collateral, including all registration requirements under applicable laws, and shall pay when due all taxes, fees and assessments imposed on or with respect to the Collateral, except to the extent the validity thereof is being contested in good faith by appropriate proceedings for which adequate reserves in accordance with GAAP have been set aside by Grantor,

(c) the exercise by the Designated Purchaser or the Secured Parties of any of their rights hereunder shall not release Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral and

(d) neither the Designated Purchaser nor any Secured Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

2.5 SECURITY INTEREST ABSOLUTE. All rights of the Designated Purchaser and the Secured Parties and the security interests granted to the Secured Parties hereunder, and all obligations of Grantor hereunder, shall be absolute and unconditional, irrespective of any of the following conditions, occurrences or events:

     (a) any lack of validity or enforceability of any Transaction Document;

     (b) the failure of the Designated Purchaser or any Secured Party to assert any claim or demand or to enforce any right or remedy against Grantor or any other Person under the provisions of any Transaction Document or otherwise or to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligation;

     (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation, including any increase in the Secured Obligations resulting from the extension of additional credit to Grantor or any other obligor or otherwise;

     (d) any reduction, limitation, impairment or termination of any Secured Obligation for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligation or otherwise;

     (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of any Transaction Document;

     (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or

(g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, Grantor or otherwise.

2.6 WAIVER OF SUBROGATION. Until the Termination Date, Grantor shall not exercise any claim or other rights which it may now or hereafter acquire against any other Person that arises from the existence, payment, performance or enforcement of Grantor's obligations under this Agreement, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy against Holdings or any collateral which any Secured Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from Holdings, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to Grantor in violation of the preceding sentence, such amount shall be deemed to have been paid for the benefit of the Secured Parties, and shall forthwith be paid to the Designated Purchaser to be credited and applied upon the Secured Obligations, whether matured or unmatured. Grantor acknowledges that it will receive direct and indirect benefits for the financing arrangements contemplated by the Transaction Documents and that the agreement set forth in this Section is knowingly made in contemplation of such benefits.

2.7      RELEASE; TERMINATION.

  (a) Upon any sale, transfer or other disposition of any item of Collateral of Grantor, the Designated Purchaser on behalf of the Secured Parties will, at Grantor's expense and without any representations, warranties or recourse of any kind whatsoever, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; PROVIDED, HOWEVER, that (i) at the time of such request and such release no Event of Default shall have occurred and be continuing, (ii) Grantor shall have delivered to the Designated Purchaser, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Designated Purchaser (which release shall be in form and substance satisfactory to the Designated Purchaser) and a certificate of Grantor to the effect that the transaction is in compliance with the Transaction Documents and as to such other matters as the Designated Purchaser may reasonably request and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied, at the discretion of Grantor, to either reinvestment in the business of Grantor or to redemption of the Notes in accordance with the terms and conditions of the Notes. Notwithstanding the foregoing, it is understood and agreed that all sales of goods and inventory (including laser systems, disposables and related items) made in the ordinary course of business shall automatically be released from the liens created by this Agreement and shall not require any further act by or notice to the Designated Purchaser or the Designated Purchaser.

    (b) Upon the Termination Date, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination, the Designated Purchaser will, at Grantor's expense and without any representations, warranties or recourse of any kind whatsoever, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination and deliver to Grantor all Instruments, Tangible Chattel Paper and negotiable documents representing or evidencing the Collateral, if any, then held by the Designated Purchaser.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         Grantor represents and warrants unto the Designated Purchaser and each Secured Party as set forth in this Article.

3.1 LOCATION OF GRANTOR; COLLATERAL, ETC. (a) ITEM A of SCHEDULE I hereto identifies for Grantor (i) the state in which it is organized, (ii) the relevant organizational identification number (or states that one does not exist), and
(iii) the principal place of business and chief executive office of Grantor and the office where Grantor keeps its records concerning the Collateral, and where the original copies of each Assigned Agreement and all originals of all Tangible Chattel Paper are located.


     (b) Except as disclosed in ITEM C of SCHEDULE I hereto (as such Schedule may be supplemented from time to time pursuant to SECTION 4.12 hereof), all of the Equipment and Inventory of Grantor are located at the places specified in ITEM B of SCHEDULE I hereto (as such Schedule may be supplemented from time to time pursuant to SECTION 4.12 hereof), each of which locations is owned by Grantor.

     (c) Except as disclosed in ITEM C of SCHEDULE I hereto (as such Schedule may be supplemented from time to time pursuant to SECTION 4.12 hereof), none of the Collateral is in the possession of any consignee, bailee, warehouseman, agent or processor, located on any leased property or subject to the Control of any Person, other than any Secured Party or Grantor.

     (d) Except as set forth in ITEM D of SCHEDULE I hereto, Grantor has no trade names and has not been known by any legal name different from the one set forth on the signature page hereto.

     (e) ITEM E of SCHEDULE I hereto (as such Schedule may be supplemented from time to time pursuant to SECTION 4.12 hereof), describes all Commercial Tort Claims owned by Grantor as of the date hereof and as of the date of each supplement to such Schedule delivered pursuant to SECTION 4.12 hereof.

     (f) Except as notified by Grantor to the Designated Purchaser in writing, Grantor is not a party to any one or more Federal, state or local government contracts.

3.2      OWNERSHIP.  Grantor owns the Collateral.

3.3 NEGOTIABLE DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND ASSIGNED AGREEMENTS. Grantor shall keep in its sole possession, free of the Control of any Person other than the Secured Parties, all originals of all negotiable documents, Instruments and Tangible Chattel Paper currently owned or held by Grantor, and true and correct copies of each Assigned Agreement.

3.4 INTELLECTUAL PROPERTY COLLATERAL. (a) With respect to any Intellectual Property Collateral that is material to the operations of Grantor:

     (i) Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and is valid and enforceable;

     (ii) Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and in corresponding offices throughout the world and its claims to the Copyright Collateral in the United States Copyright Office and in corresponding offices throughout the world;

     (iii) in the case of any such Intellectual Property Collateral that is owned by Grantor, Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral other than licenses of such Intellectual Property Collateral in favor of Grantor's subsidiaries and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party;

     (iv) in the case of any such Intellectual Property Collateral that is licensed by Grantor, Grantor is in compliance with all the material terms of such license; and

     (v) Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of such Intellectual Property Collateral in full force and effect throughout the world, as applicable.

(b) Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in or necessary for the conduct of Grantor's business.

3.5 VALIDITY, ETC. This Agreement creates a valid and perfected security interest in the Collateral and all Proceeds thereof, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

3.6 AUTHORIZATION, APPROVAL, ETC. No authorization, approval or other action by, and no notice to or filing with, any governmental authority (other than the filing of financing statements in the U.C.C. filing offices of each jurisdiction referred to in SECTION 3.1(A)(I) and any local U.C.C. filing relating to Fixtures and, if there is any Intellectual Property Collateral, the filing of this Agreement or Intellectual Property Security Agreements with the United States Patent and Trademark Office, the United States Copyright Office and the comparable filing office of any foreign jurisdiction, as the case may be) is required either (a) for the grant by Grantor of the security interest granted hereby or for the execution, delivery and performance of this Agreement by Grantor or (b) for the perfection of or the exercise by the Designated Purchaser of the rights and remedies hereunder.

3.7 DUE EXECUTION, VALIDITY, ETC. Grantor has full power and authority, and holds all requisite governmental licenses, permits and other approvals, to enter into and perform its obligations under this Agreement. The execution, delivery and performance by Grantor of this Agreement does not contravene or result in a default under Grantor's articles of incorporation or by-laws or contravene or result in a default under any material contractual restriction, Lien or law binding on Grantor. This Agreement has been duly executed and delivered on behalf of Grantor and constitutes the legal, valid and binding obligation of Grantor enforceable in accordance with its terms subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditor's right generally, and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

3.8      ASSIGNED AGREEMENTS.

     (a) SCHEDULE VI hereto accurately identifies for Grantor each agreement which is material to Grantor to which Grantor is a party as of the date hereof and as of the date of each supplement thereto delivered pursuant to SECTION
4.12. For purposes of this SECTION 3.8(A), any agreement pursuant to which Grantor reasonably expects to recognize aggregate future revenues in excess of $100,000 or to receive indemnity or other payments in excess of $100,000 shall be deemed to be material.

     (b) The Assigned Agreements of Grantor, true and complete copies of which have been furnished to the Designated Purchaser, have been duly authorized, executed and delivered by Grantor and (to the best knowledge of Grantor) each other party thereto, are in full force and effect and are binding upon and enforceable against Grantor and (to the best knowledge of Grantor) each other party thereto, in accordance with their terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditor's right generally, and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

     (c) To the knowledge of Grantor, there exists no default under any Assigned Agreement by any party thereto.

3.9 COMMERCIAL TORT CLAIMS. Except for matters disclosed in ITEM E of SCHEDULE I hereto (as such Schedule may be supplemented from time to time pursuant to SECTION 4.12 hereof), Grantor does not own any Commercial Tort Claims.

3.10 DEPOSIT ACCOUNTS; SECURITIES ACCOUNTS. SCHEDULE VII hereto (as such Schedule may be supplemented from time to time pursuant to SECTION 4.12 hereof) accurately identifies each Deposit Account and each Securities Account of Grantor as of the date hereof and as of the date of each supplement to such Schedule delivered pursuant to SECTION 4.12 hereof.

                                   ARTICLE IV
                                    COVENANTS

         Grantor covenants and agrees that, until the Termination Date, Grantor will, unless the Designated Purchaser shall otherwise agree in writing, perform the obligations set forth in this Section.

4.1 AS TO EQUIPMENT AND INVENTORY. Grantor hereby agrees that it shall, except in the ordinary course of its business or in the exercise of its reasonable business judgment,

     (a) keep all the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in SECTION 3.1 unless Grantor has given at least 30 days' prior written notice to the Designated Purchaser of another location, whether by delivery of a supplement to
SCHEDULE I hereto delivered pursuant to SECTION 4.12 hereto or otherwise, and all action, if any, necessary to maintain in accordance with the terms hereof the Designated Purchaser' perfected first priority security interest therein (including any action requested pursuant to CLAUSE (E) of this SECTION 4.1) shall have been taken with respect to the Equipment and Inventory;

     (b) cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary so that Grantor may properly conduct its business;

     (c) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside;

     (d) not sell any Inventory to any customer on approval or on any other basis which entitles the customer to return, or which may obligate Grantor to repurchase, such Inventory; and

     (e) at the request of the Designated Purchaser, cause the landlord, bailee, warehouseman or processor at any location identified on PART C of SCHEDULE I with Control over any Equipment or Inventory of Grantor to enter into a Waiver Agreement with Grantor and the Designated Purchaser.

4.2      AS TO ACCOUNTS, CHATTEL PAPER, DOCUMENTS AND INSTRUMENTS.

     (a) Grantor shall: (i) keep its principal place of business and chief executive office and the office where it keeps its records concerning the Receivables Collateral and all originals of all Tangible Chattel Paper, located at the places therefor specified in SECTION 3.1 unless Grantor has given at least 30 days' prior written notice to the Designated Purchaser, and all actions, if any, necessary to maintain the Designated Purchaser's perfected first priority security interest shall have been taken with respect to such Collateral; (ii) not change its name or jurisdiction of organization unless Grantor has given at least 30 days' prior written notice to the Designated Purchaser, and all actions necessary to maintain the Designated Purchaser's perfected first priority security interest shall have taken with respect to the Collateral of Grantor; (iii) hold and preserve such records and Chattel Paper; and (iv) permit representatives of the Designated Purchaser at any time during normal business hours, upon reasonable notice, to inspect and make abstracts from such records and such copies or originals of such Chattel Paper.

     (b) Upon written notice by the Designated Purchaser to Grantor pursuant to this SECTION 4.2(B), all Proceeds received by Grantor shall be delivered in kind to the Designated Purchaser for deposit to the Collateral Account, and Grantor shall not commingle any such Proceeds, and shall hold separate and apart from all other property, all such Proceeds in express trust for the benefit of the Secured Parties until delivery thereof is made to the Designated Purchaser. The Designated Purchaser will not give the notice referred to in the preceding sentence unless there shall have occurred and be continuing any Event of Default. No funds, other than proceeds of Collateral of Grantor, will be deposited in the Collateral Account.

     (c) The Designated Purchaser shall have the right to apply any amount in the Collateral Account to the payment of any Secured Obligations which are due and payable or payable upon demand, or to the payment of any Secured Obligations at any time that any Event of Default shall exist. Subject to the rights of the Designated Purchaser, Grantor shall have the right on each Business Day, with respect to and to the extent of collected funds in the Collateral Account, to require the Designated Purchaser to purchase cash equivalent investments. The Designated Purchaser may at any time and shall promptly following Grantor's request therefor, so long as no Event of Default has occurred and is continuing, transfer to Grantor's general demand deposit account at its bank any or all of the collected funds in the Collateral Account; PROVIDED, HOWEVER, that any such transfer shall not be deemed to be a waiver or modification of any of the Designated Purchaser's or Secured Parties' rights under this Section. Grantor will not, after the occurrence and during the continuance of an Event of Default, without the Designated Purchaser's prior written consent, grant any extension of the time of payment of any Receivables Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which Grantor is engaged.

4.3      AS TO COLLATERAL.

     (a) Until such time as the Designated Purchaser shall notify Grantor of the revocation of such power and authority after the occurrence and during the continuance of any Event of Default, Grantor (i) may sell, lease or furnish under the contracts of service any of the Inventory normally held by Grantor for such purpose, and use and consume any raw materials, work in process or materials normally held by Grantor for such purpose, and sell or otherwise dispose of any other Collateral, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Designated Purchaser may reasonably request or, in the absence of such request, as Grantor may deem advisable; and (iii) may grant to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral. The

Designated Purchaser, however, may, at any time following the occurrence and during the continuance of any Event of Default, whether before or after any revocation of such power and authority or the maturity of any of the Secured Obligations, notify any parties obligated on any of the Collateral to make payment to the Designated Purchaser of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Designated Purchaser after the occurrence and during the continuance of any Event of Default, Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Secured Parties of any amounts due or to become due thereunder.

     (b) The Designated Purchaser is authorized to endorse, in the name of Grantor, any item, howsoever received by the Designated Purchaser, representing any payment on or other proceeds of any of the Collateral.

4.4      AS TO INTELLECTUAL PROPERTY COLLATERAL.

     (a) Grantor shall not, unless Grantor shall either (i) reasonably and in good faith determine that any of the Patent Collateral is of negligible economic value to Grantor or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

     (b) Grantor shall not, and Grantor shall not permit any of its licensees to, unless Grantor shall either (i) reasonably and in good faith determine that any of the Trademark Collateral is of negligible economic value to Grantor or
(ii) have a valid business purpose to do otherwise,

(A) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use;

(B) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral;

(C) fail to employ all of the Trademark Collateral registered with any Federal or state or foreign authority with an appropriate notice of such registration; or

(D) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable.

     (c) Grantor shall not, unless Grantor shall either reasonably and in good faith determine that any of the Copyright Collateral or any of the Trade Secrets Collateral is of negligible economic value to Grantor or have a valid business purpose do otherwise, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof.

     (d) Grantor shall notify the Designated Purchaser immediately if it knows that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding Grantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

     (e) In no event shall Grantor nor any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Designated Purchaser and, upon request of the Designated Purchaser, executes and delivers any and all agreements, instruments, documents and papers as the Designated Purchaser may reasonably request to evidence the Secured Parties' security interest in such Intellectual Property Collateral and the goodwill and general intangibles of Grantor relating thereto or represented thereby.

     (f) Grantor shall take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing CLAUSES (A), (B) and (C)).

4.5 INSURANCE. Grantor will maintain or cause to be maintained such insurance as it deems necessary for the reasonable conduct of its business.

4.6      [INTENTIONALLY OMITTED].(a)

4.7      AS TO THE ASSIGNED AGREEMENTS.

(a)      Grantor shall at its expense:

     (i) perform and observe in all material respects all the terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with their terms and take all such action to such end as may be from time to time reasonably requested by the Designated Purchaser ; and

     (ii) furnish to the Designated Purchaser promptly upon receipt thereof copies of all material notices, requests and other documents received by Grantor under or pursuant to the Assigned Agreements, and from time to time furnish to the Designated Purchaser such information and reports regarding the Assigned Agreements as the Designated Purchaser may reasonably request.

(b) Grantor shall not, unless it has reasonably and in good faith determined that it has a valid business purpose and upon written notification to the Designated Purchaser:

     (i) cancel or terminate any Assigned Agreement or consent to or accept any cancellation or termination thereof;

     (ii) amend or otherwise modify any Assigned Agreement or give any consent, waiver or approval thereunder;

     (iii) waive any default under or breach of any Assigned Agreement; or

     (iv) take any other action in connection with any Assigned Agreement that would impair in any material respect the value of the interest or rights of Grantor thereunder or that would impair in any material respect the interest or rights of any Secured Party.

4.8 INSPECTIONS AND VERIFICATION. Upon the occurrence and during the continuance of an Event of Default, the Designated Purchaser shall have the right, at Grantor's own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the other Collateral is located, to discuss Grantor's affairs with the officers of Grantor and its independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or other Collateral in the possession of any third Person, by contacting Account Debtors or the third person possessing such other Collateral for the purpose of making such a verification.

4.9 BAILEES, WAREHOUSES AND LEASED PREMISES. Except in the ordinary course of Grantor's business, no Collateral shall at any time be in the possession or Control of any warehouseman, bailee or Grantor's agents or processors or located on any leased premises without the Designated Purchaser's prior written consent and unless the Designated Purchaser, if the Designated Purchaser has so requested, has received a Waiver Agreement, or warehouse receipts or other bailee lien waivers satisfactory to the Designated Purchaser prior to the commencement of such possession or Control. Grantor shall, upon the request of the Designated Purchaser, notify any such warehouseman, bailee, agent, processor or lessor of the Liens granted to the Secured Parties hereunder, shall instruct such Person to hold all such Collateral for the Designated Purchaser's account subject to the Designated Purchaser's instructions and shall obtain a Waiver Agreement or other acknowledgement satisfactory to the Designated Purchaser from such Person that such Person holds the Collateral for the Secured Parties' benefit.

4.10 COMMERCIAL TORT CLAIMS. Grantor shall advise the Designated Purchaser promptly upon Grantor becoming aware, after the date hereof, that it owns any additional Commercial Tort Claims. With respect to any such Commercial Tort Claims, Grantor will execute and deliver such documents as the Designated
Purchaser deems necessary to create, perfect and protect the Designated Purchaser's first priority security interest in such Commercial Tort Claim.

4.11 BANK ACCOUNTS; SECURITIES ACCOUNTS. Upon request by the Designated Purchaser, Grantor shall enter into an Account Control Agreement with each financial institution with which Grantor maintains from time to time any Deposit Account or any Securities Account. Grantor hereby grants to the Designated Purchaser, a continuing security interest in all such Deposit Accounts and

Securities Accounts and all funds and Investment Property at any time paid, deposited, credited or held in such Deposit Accounts and Securities Accounts (whether for collection, provisionally or otherwise) or otherwise in the possession of such financial institutions, and each such financial institution shall act as the Designated Purchasers' agent in connection therewith.

4.12 FURTHER ASSURANCES, ETC.(i) Grantor agrees that, from time to time at its own expense, Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that the Designated Purchaser may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Designated Purchaser to exercise and enforce its rights and remedies hereunder with respect to any Collateral. With respect to the foregoing and the grant of the security interest hereunder, Grantor hereby authorizes the Designated Purchaser to Authenticate and to file one or more financing or continuation statements, and amendments thereto, and make filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country), in each case for the purpose of perfecting, continuing, enforcing or protecting the security interest granted by Grantor, without the signature of Grantor, and naming Grantor as debtor and the Secured Parties as secured parties. A carbon, photographic, telecopied or other reproduction of this Agreement, any Intellectual Property Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Grantor shall from time to time amend the Schedules hereto to reflect the addition of Collateral hereunder or to reflect the disposition of Collateral pursuant to transactions permitted under any Transaction Document, PROVIDED that the Company's failure to so amend any such schedule to reflect the addition of Collateral shall not render the security interest granted to the Secured Parties in and to such Collateral invalid or unenforceable. Grantor shall deliver to the Designated Purchaser copies of such revised Schedules and, upon such delivery, such Schedules shall be deemed to be the Schedules hereunder.

                                   ARTICLE V
                                    REMEDIES

         If any Event of Default shall have occurred and be continuing:

     (a) The Designated Purchaser on behalf of the Secured Parties may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C.

     (b) All cash proceeds received by the Designated Purchaser in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Designated Purchaser, be held, to the extent permitted under applicable law, by the Designated Purchaser as additional collateral security for all or any part of the Secured Obligations, and/or then or at any time thereafter shall be applied (after payment of any amounts payable to the Designated Purchaser pursuant to Section 5.2) in whole or in part by the Designated Purchaser for the ratable benefit of the Secured Parties. Any surplus of such cash or cash proceeds held by the Designated Purchaser and remaining after payment in full of all the Secured Obligations, shall be paid over to Grantor or to whomsoever may be lawfully entitled to receive such surplus.

     (c) The Designated Purchaser may exercise any and all rights and remedies of Grantor under or in connection with the Collateral, including the right to sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of Grantor for the Secured Obligations or under this Agreement or any other Transaction Document and the Assigned Agreements or otherwise in respect of the Collateral, including any and all rights of Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, any Collateral.

5.2 INDEMNITY AND EXPENSES. Grantor agrees to indemnify the Designated Purchaser from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement and the other Transaction Documents (including enforcement of this Agreement and other Transaction Documents), except claims, losses or liabilities resulting from the Designated Purchaser's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Grantor will upon demand pay to the Designated Purchaser the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and Designated Purchaser, which the Designated Purchaser may incur in connection with the following:

     (a) the administration of this Agreement;

     (b) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

     (c) the exercise or enforcement of any of the rights of the Secured Parties hereunder; or

     (d) the failure by Grantor to perform or observe any of the provisions hereof.

5.3 WAIVERS. Grantor hereby waives any right, to the extent permitted by applicable law, to receive prior notice of or a judicial or other hearing with respect to any action or prejudgment remedy or proceeding by the Designated Purchaser to take possession, exercise control over or dispose of any item of Collateral where such action is permitted under the terms of this Agreement or any other Transaction Document or by applicable laws or the time, place or terms of sale in connection with the exercise of the Designated Purchaser's rights hereunder. Grantor waives, to the extent permitted by applicable laws, any bonds, security or sureties required by the Designated Purchaser with respect to any of the Collateral. Grantor also waives any damages (direct, consequential or otherwise) occasioned by the enforcement of the Secured Parties' rights under this Agreement or any other Transaction Document, including, the taking of possession of any Collateral or the giving of notice to any Account Debtor or the collection of any Receivables Collateral, all to the extent that such waiver is permitted by laws. Grantor also consents that the Designated Purchaser, in connection with the enforcement of the Designated Purchaser' rights and remedies under this Agreement, may enter upon any premises owned by or leased to it without obligations to pay rent or for use and occupancy, through self-help, without judicial process and without having first obtained an order of any court. These waivers and all other waivers provided for in this Agreement and the other Transaction Documents have been negotiated by the parties and Grantor acknowledges that it has been represented by counsel of its own choice and has consulted such counsel with respect to its rights hereunder.

                                   ARTICLE VI
                            THE DESIGNATED PURCHASER

6.1 APPOINTMENT AS ATTORNEY-IN-FACT. The Grantor hereby irrevocably constitutes and appoints the Designated Purchaser and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take, upon the occurrence and during the continuance of any Event of Default, any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement. Upon the occurrence and during the continuance of an Event of Default, the Grantor hereby gives the Designated Purchaser the power and right, on behalf of the Grantor, without notice to or assent by the Grantor, to do any or all of the following:

     (a) in the name of Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under or in respect of any Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Designated Purchaser for the purpose of collecting any and all such moneys due under or in respect of any Collateral whenever payable; and

     (b) (i) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Designated Purchaser or as the Designated Purchaser shall direct; (ii) ask or demand for, collect, and receive payment of and give receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) receive, collect, sign and endorse any drafts or other instruments, documents and chattel paper in connection with any of the Collateral; (iv) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (v) defend any suit, action or proceeding brought against the Grantor with respect to any Collateral; (vi) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Designated Purchaser may deem appropriate; and (vii) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Designated Purchaser (for the benefit of the Secured Parties) were the absolute owner thereof for all purposes, and do, at the option of the Secured Parties and at their expense, at any time, or from time to time, all acts and things that the Secured Parties deem necessary to protect, preserve or realize upon the Collateral and the Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as Grantor might do.

Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

6.2 SECURED PARTIES MAY PERFORM. If the Grantor fails to perform any agreement contained herein, the Designated Purchaser may perform, or cause performance of, such agreement and the reasonable expenses of the Designated Purchaser incurred in connection therewith shall be payable by Grantor pursuant to SECTION 6.5.

6.3 DESIGNATED PURCHASER HAS NO DUTY. (a) In addition to, the powers conferred on the Designated Purchaser hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Neither the Designated Purchaser nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof (including the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral). Neither the Designated Purchaser nor any of its officers, directors, employees or agents shall be responsible to Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

     (b) Grantor assumes all responsibility and liability arising from or relating to the use, sale or other disposition of the Collateral. The Secured Obligations shall not be affected by any failure of the Designated Purchaser to take any steps to perfect the pledge and security interest granted hereunder or to collect or realize upon the Collateral, nor shall loss or damage to the Collateral release the Grantor from any Secured Obligations.

                                  ARTICLE VII
                            MISCELLANEOUS PROVISIONS

7.1 TRANSACTION DOCUMENT. (a) This Agreement is a Transaction Document executed pursuant to the Note Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     (b) Concurrently herewith Grantor is executing and delivering the Pledge Agreement pursuant to which Grantor is pledging all the certificated Investment Property of Grantor. Such pledges shall be governed by the terms of the Pledge Agreement and not by this Agreement.

7.2      AMENDMENTS, ETC.; SUCCESSORS AND ASSIGNS.

     (a) No amendment to or waiver of any provision of this Agreement nor consent to any departure by Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Designated Purchaser and, with respect to any such amendment, by Grantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     (b) Upon the delivery by Grantor of supplements to the Schedules to this Agreement pursuant to SECTION 4.12 the schedule supplements attached to each such certificate shall be incorporated into and become a part of and supplement SCHEDULES I through VII hereto, as appropriate, and the Designated Purchaser may attach such schedule supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules, as supplemented pursuant hereto.

     (c) This Agreement shall be binding upon Grantor and its successors, transferees and assigns and shall inure to the benefit the Designated Purchaser and the Secured Parties and their respective successors, transferees and assigns; PROVIDED, HOWEVER, that Grantor may not assign its obligations hereunder without the prior written consent of the Designated Purchaser.

7.3 ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing and mailed, delivered or transmitted by facsimile to each party hereto at the address set forth in Section 11 of the Note Agreement. All such notices and other communications shall be deemed to be given or made at the times provided in Section 11 of the Note Agreement.

7.4  SECTION  CAPTIONS.   Section  captions  used  in  this  Agreement  are  for
convenience of reference only, and shall not affect the construction of this Agreement.

7.5 SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.6 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

7.7 GOVERNING LAW, ETC. (A) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  (B) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER

PROPERTY SHALL BE BROUGHT, AT THE DESIGNATED PURCHASER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. GRANTOR AND THE GRANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

7.8 WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY TRANSACTION DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY TRANSACTION DOCUMENT OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

7.9 ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES OR BY PRIOR OR CONTEMPORANEONS WRITTEN AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.


                            [Signature page follows.]

         IN WITNESS WHEREOF, Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                  DIOMED, INC.

                                            /s/   JAMES A. WYLIE, JR.
                                     By:  ___________________________
                                         Name:  James A. Wylie, Jr.
                                         Title:  Chief Executive Officer


ACKNOWLEDGED AND ACCEPTED:

GIBRALT US, INC.,
     as the Designated Purchaser
     and the Designated Lender

       /s/  JOHNNY CIAMPI
By:  _________________________
      Name:  Johnny Ciampi
      Title:   Authorized Officer

                                                                      SCHEDULE I
                                                                              to
                                                              Security Agreement


Item A.  STATE OF ORGANIZATION, IDENTIFICATION NUMBER, CHIEF EXECUTIVE OFFICE

CHIEF EXECUTIVE OFFICE                           STATE OF ORGANIZATION
---------------------                             --------------------
1 Dundee Park                                      Delaware
Andover, MA 01810


Item B. LOCATION OF EQUIPMENT & INVENTORY (OWNED LOCATIONS)

MAILING ADDRESS                           COUNTY                        STATE
----------------                        ----------                     -------
                          1 Dundee Park Rockingham MA
                               Andover, MA 01810


Item C.  LEASED PROPERTY; BAILEES

               NAME OF                                         RELATIONSHIP
             LANDLORD/BAILEE                    ADDRESS         TO GRANTOR
            -----------------                  ---------        ------------
               None


Item D.  TRADE NAMES

                            TRADE NAME
                           ------------
                             None


Item E.  COMMERCIAL TORT CLAIMS

                                 DESCRIPTION OF COMMERCIAL
                                        TORT CLAIM
                                --------------------------
                                        None

                                                                     SCHEDULE II
                                                                              to
                                                              Security Agreement
Item A.  PATENTS


1)       Solid State Laser Diode Light Source          (filed:  February 1991)

                  A method and apparatus for coupling light into small diameter fibres thereby providing high brightness.

Granted: Australia,  Brazil, Canada, UK, USA, Austria, Denmark, France, Germany,
         Italy, Switzerland

Pending: Japan

Opposed: Europe



------------------------------------------ --------------------- ---------------
Country             Status                 Number                Expiry
------------------------------------------ --------------------- ---------------
Australia           Granted                646660                February 2011
------------------------------------------ --------------------- ---------------
Brazil              Granted                PI9106032-0           February 2011
------------------------------------------ --------------------- ---------------
Canada              Granted                2074834               February 2011
------------------------------------------ --------------------- ---------------
UK                  Granted                2256503               February 2011
------------------------------------------ --------------------- ---------------
Japan               Pending                3-503921              February 2011
------------------------------------------ --------------------- ---------------
USA                 Granted                5258989               February 2011
------------------------------------------ --------------------- ---------------
European Patent (EP)Opposed                0515410               February 2011
------------------------------------------ --------------------- ---------------
UK (EP)             Granted                0515410               February 2011
------------------------------------------ --------------------- ---------------
Austria (EP)        Granted                E115783               February 2011
------------------------------------------ --------------------- ---------------
Denmark (EP)        Granted                0515410               February 2011
------------------------------------------ --------------------- ---------------
France (EP)         Granted                0515410               February 2011
------------------------------------------ --------------------- ---------------
Germany (EP)        Granted                P69105952.7           February 2011
------------------------------------------ --------------------- ---------------
Italy (EP)          Granted                0515410               February 2011
------------------------------------------ --------------------- ---------------
Switzerland (EP)    Granted                0515410               February 2011
------------------------------------------ --------------------- ---------------

         2)       High Power Light Source                 (filed:  August 1991)

                  Using multiple small spot sizes of high brightness light sources (as in the prior patent) to be multiplexed onto a common fibre

Granted: Australia,  Brazil, Canada, UK, Japan, USA, Austria,  Belgium, Denmark,
         France,  Germany,  Greece,  Italy,  Luxembourg,   Holland,  Spain,
         Sweden, Switzerland

Opposed: Europe



-------------------- ---------------------- --------------------- -------------
Country              Status                 Number                Expiry
-------------------- ---------------------- --------------------- -------------
Australia            Granted                649707                August 2011
-------------------- ---------------------- --------------------- -------------
Brazil               Granted                PI9106718-9           August 2011
-------------------- ---------------------- --------------------- -------------
Canada               Granted                2088497               August 2011
-------------------- ---------------------- --------------------- -------------
UK                   Granted                2261528               August 2011
-------------------- ---------------------- --------------------- -------------
Japan                Granted                3078836               August 2011
-------------------- ---------------------- --------------------- -------------
USA                  Granted                5319528               August 2011
-------------------- ---------------------- --------------------- -------------
European Patent (EP) Opposed                0541658               August 2011
-------------------- ---------------------- --------------------- -------------
UK (EP)              Granted                0541658               August 2011
-------------------- ---------------------- --------------------- -------------
Austria (EP)         Granted                E190733               August 2011
-------------------- ---------------------- --------------------- -------------
Belgium (EP)         Granted                0541658               August 2011
-------------------- ---------------------- --------------------- -------------
Denmark (EP)         Granted                0541658               August 2011
-------------------- ---------------------- --------------------- -------------
France (EP)          Granted                0541658               August 2011
-------------------- ---------------------- --------------------- -------------
Germany (EP)         Granted                0541658               August 2011
-------------------- ---------------------- --------------------- -------------
Greece (EP)          Granted                0541658               August 2011
-------------------- ---------------------- --------------------- -------------
Italy (EP)           Granted                0541658               August 2011
-------------------- ---------------------- --------------------- -------------
Luxembourg (EP)      Granted                0541658               August 2011
-------------------- ---------------------- --------------------- -------------
Netherlands (EP)     Granted                0541658               August 2011
-------------------- ---------------------- --------------------- -------------
Spain (EP)           Granted                0541658               August 2011
-------------------- ---------------------- --------------------- -------------
Sweden (EP)          Granted                0541658               August 2011
-------------------- ---------------------- --------------------- -------------
Switzerland (EP)     Granted                0541658               August 2011
-------------------- ---------------------- --------------------- -------------
USA (continuation)   Granted                5463534               October 2012
-------------------- ---------------------- --------------------- -------------

3)                Laser Diode Drive Circuit            (filed:  September 1993)

                  A low-noise switch-mode power supply for driving laser diodes with high linearity even at low drive currents

Granted:          Australia, USA, UK, France, Germany, Ireland, Italy,
                  Switzerland

Pending:          Canada, Japan



---------------------- ---------------------- -------------- ----------------
Country                Status                 Number         Expiry
---------------------- ---------------------- -------------- ----------------
Australia              Granted                674882         September 2013
---------------------- ---------------------- -------------- ----------------
Canada                 Pending                2146555        September 2013
---------------------- ---------------------- -------------- ----------------
Japan                  Pending                6-508806       September 2013
---------------------- ---------------------- -------------- ----------------
USA                    Granted                5734668        March 2015
---------------------- ---------------------- -------------- ----------------
European Patent (EP)   Granted                0664058        September 2013
---------------------- ---------------------- -------------- ----------------
UK (EP)                Granted                0664058        September 2013
---------------------- ---------------------- -------------- ----------------
France (EP)            Granted                0664058        September 2013
---------------------- ---------------------- -------------- ----------------
Germany (EP)           Granted                69315851.4     September 2013
---------------------- ---------------------- -------------- ----------------
Ireland (EP)           Granted                0664058        September 2013
---------------------- ---------------------- -------------- ----------------
Italy (EP)             Granted                0664058        September 2013
---------------------- ---------------------- -------------- ----------------
Switzerland (EP)       Granted                0664058        September 2013
---------------------- ---------------------- -------------- ----------------


4) Peltier Cooled Apparatus and Methods for Dermatological Treatment

                                                          (Filed:  January 1998)

                  A means of cooling the treatment area of a patient's skin when illuminated with high power lasers

Granted:          USA

Pending:          Canada, Japan, Europe



------------------------ ------------ --------------------- -----------------
Country                  Status       Number                Expiry
------------------------ ------------ --------------------- -----------------
USA                      Granted      5830208               January 2017
------------------------ ------------ --------------------- -----------------
Japan                    Pending      10-532905             January 2018
------------------------ ------------ --------------------- -----------------
European Patent (EP)     Pending      98902500.2            January 2018
------------------------ ------------ --------------------- -----------------

5)   Medical Spacing Guide                               (filed: January 1998)

                  A means of accurately positioning a delivery optical fibre a known distance from a treatment site whilst protecting the optics from debris

Granted:          USA



-------------- ---------------------- --------------------- -------------
Country        Status                 Number                Expiry
-------------- ---------------------- --------------------- -------------
USA            Granted                5885275               January 2018
-------------- ---------------------- --------------------- -------------




6)   Medical Laser Device (EVLT)                   (filed: June 2001)

                  A means of accurately locating optical fibres within the body for delivering energy to tissue

Filed: UK (global filings will be made following the defined timescales)



--------- ---------------------- --------------------- ----------------------
Country   Status                 Number                Expiry
--------- ---------------------- --------------------- ----------------------
UK        Pending                0114687.7             June 2021
--------- ---------------------- --------------------- ----------------------
USA       Pending                60/369256             April 2022
--------- ---------------------- --------------------- ----------------------



Item B.  PATENT LICENSES:

     Fiber Optic Diffusers                               (filed: March 1990)

     Assignee / Licensee:  Health Research Inc. (HRI), Buffalo, NY

                  A means of improving fibre optic diffusers for use in PDT applications, and methods to manufacture such devices

Filed:            USA, Canada



---------- ---------------------- --------------------- ----------------------
Country    Status                 Number                Expiry
---------- ---------------------- --------------------- ----------------------
USA        Granted                5074632               March 2010
---------- ---------------------- --------------------- ----------------------
Canada     Granted                2028757               March 2010
---------- ---------------------- --------------------- ----------------------

                                                           SCHEDULE III
                                                                    to
                                                     Security Agreement
Item A.  TRADEMARKS:

DIOMED HAS THE FOLLOWING TRADEMARK REGISTRATIONS:
Diomed:                    Australia,  Benelux, Brazil, Canada, France, Italy,
                           Japan, Korea (South), South Africa, Spain,
                           Switzerland, UK, USA
Diomed & Device:           UK
Dioscan:                   UK
Diomed Litescan            UK
EVLT:                      UK (USA application pending)
Optiguide:                 Benelux, Canada, France, Italy, USA
SummerLegs:                UK (USA application pending)
SummerLegs logo:           UK (USA application pending)

DIOMED USES THE FOLLOWING LOGOS:
-------------------------------
Diomed logo with and without "Diomed"
SummerLegs logo with and without "SummerLegs"
Fibersdirect logo with and without "fibersdirect.com"

DIOMED USES THE FOLLOWING SLOGANS:
---------------------------------
"Diomed - Making Light Work"
"SummerLegs - A welcome ray of sunshine for varicose vein sufferers"

DIOMED  HAS   REGISTERED   THE   FOLLOWING   DOMAIN   NAMES:
--------------------------------------------------------------
diomed-lasers.com
diomedlasers.com
lasercures.net
lasercures.com
lasermiracles.net
lasermiracles.com
fibersdirect.com
fibresdirect.com
summerlegs.com evlt.net
skinsmooth.com permaclear.com
entlaser.com entlasers.com
pdtlaser.com

TRADEMARK APPLICATIONS IN PREPARATION:  NONE

Item B.  TRADEMARK LICENSES:  NONE

                                                             SCHEDULE IV
                                                                      to
                                                      Security Agreement


Item A.  COPYRIGHTS


                           REGISTERED COPYRIGHTS: NONE




               COPYRIGHTS PENDING REGISTRATION APPLICATIONS: NONE




            COPYRIGHT REGISTRATION APPLICATIONS IN PREPARATION: NONE


Item B.  COPYRIGHT LICENSES:  NONE

                                                                      SCHEDULE V
                                                                              to
                                                              Security Agreement




                     TRADE SECRET OR KNOW-HOW LICENSES: NONE

                                                               SCHEDULE VI
                                                                        to
                                                        Security Agreement


                               ASSIGNED AGREEMENTS

Laser Development and Supply Agreement dated February 16, 2000 between Diomed, Inc. and QLT Phototherapeutics Inc.

Laser Development and Supply Agreement dated August 1, 2000 between Diomed, Inc. and Axcan Pharma (Ireland) Limited

Laser Development and Supply Agreement dated September 4, 2002 between Diomed, Inc. and LDI, Inc.

                                                                    SCHEDULE VII
                                                                              to
                                                              Security Agreement

                                DEPOSIT ACCOUNTS

                         BANK                         ACCOUNT TYPE
                         ----                         ------------
                  BOSTON PRIVATE BANK          OPERATING CHECKING ACCOUNT
                 10 POST OFFICE SQUARE
                   BOSTON, MA 02109

                  BOSTON PRIVATE BANK             MONEY MARKET ACCOUNT
                 10 POST OFFICE SQUARE
                   BOSTON, MA 02109




                            SECURITIES ACCOUNTS: NONE

                                              EXHIBIT E TO EXCHANGE AGREEMENT

                      AMENDED AND RESTATED PLEDGE AGREEMENT

         This AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of April 22, 2003 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this "AGREEMENT"), is made by DIOMED, INC., a Delaware corporation (the "PLEDGOR"), in favor of GIBRALT US, INC., a Colorado corporation (the "DESIGNATED NOTE PURCHASER" and the "DESIGNATED LENDER") for the benefit of the Secured Parties (such capitalized term and the other capitalized terms not otherwise defined herein have the meanings provided for in
ARTICLE I of this Agreement), and amends and restates in its entirety the Pledge Agreement dated as of December 27, 2002 by Pledgor in favor of the Designated Note Purchaser and the Designated Lender.

                              W I T N E S S E T H:

         WHEREAS, pursuant to (i) an Exchange Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "EXCHANGE AGREEMENT"), among the Pledgor, Diomed Holdings, Inc., a Delaware corporation ("HOLDINGS"), the Note Purchasers (as defined therein) and the Designated Note Purchaser, (ii) a Secured Loan Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "SECURED LOAN AGREEMENT") among the Pledgor, Holdings, the Lenders (as defined therein) and the Designated Lender and (iii) the other Documents referred to therein, the Pledgor and the Secured Parties have agreed to enter into this Agreement; and

         WHEREAS, as a condition precedent to the consummation of the Exchange Transaction by the Note Purchasers under the Exchange Agreement and the making of the Loans by the Lenders under the Secured Loan Agreement, the Pledgor is required to execute and deliver this Agreement; and

         WHEREAS, the Pledgor will derive substantial benefits from the transactions contemplated by the Exchange Agreement and the Secured Loan Agreement, and has duly authorized the execution, delivery and performance of this Agreement;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Secured Parties to consummate the Exchange Transaction pursuant to the Exchange Agreement and make the Loans pursuant to the Secured Loan Agreement, the Pledgor agrees, for the benefit of each Secured Party, as follows:

ARTICLE I
                                   DEFINITIONS

1.1 DEFINITIONS. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

                  "AGREEMENT" is defined in the PREAMBLE.

                  "COLLATERAL" is defined in SECTION 2.1.

                  "DESIGNATED LENDER" is defined in the PREAMBLE.

                   "DESIGNATED NOTE PURCHASER" is defined in the PREAMBLE.

                  "DESIGNATED NOTE PURCHASER AND THE DESIGNATED LENDER" shall mean (i) so long as the Designated Note Purchaser and the Designated Lender are Gibralt US, Inc., the Designated Note Purchaser or the Designated Lender, and
(ii) if Gibralt US, Inc. is not both the Designated Note Purchaser and the Designated Lender, then the party determined by the Designated Note Purchaser and the Designated Lender to so act.

                  "DISTRIBUTIONS" means all Equity Interest dividends, other dividends, including liquidating dividends, Equity Interests resulting from (or in connection with the exercise of) splits, reclassifications, warrants, options, non-cash dividends and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Equity Interests or other Equity Interests constituting Collateral, but shall not include Dividends.

                  "DIVIDENDS" means cash dividends and cash distributions with respect to any Pledged Equity Interests made in the ordinary course of business and not as a liquidating dividend.

                  "EQUITY INTERESTS" means, with respect to any Person, all shares, interests, participations or other equivalents (however, designated, whether voting or non-voting) of such Person's capital, whether now outstanding or issued after the Closing Date.

                  "EXCHANGE AGREEMENT" is defined in the FIRST RECITAL.

                  "HOLDINGS" is defined in the FIRST RECITAL.

                  "PERSON" is defined in the Exchange Agreement.

                  "PLEDGED EQUITY INTERESTS" means all Pledged Shares.

                  "PLEDGED SHARES" is defined in CLAUSE (B) of SECTION 2.1.

                  "PLEDGOR" is defined in the PREAMBLE.

                  "PROCEEDS" is defined in the Security Agreement.

                  "SECURED LOAN AGREEMENT" is defined in the FIRST RECITAL.

                  "SECURED OBLIGATIONS" is defined in the Security Agreement.

                  "SECURED PARTY" is defined in the Exchange Agreement.

                  "SECURITIES ACT" is defined in SECTION 6.2.

                  "SECURITIES  ISSUER"  means  Diomed  PDT,  Inc.,  a  Delaware corporation  and  a  wholly-owned subsidiary of the Pledgor.

                  "SECURITY AGREEMENT" is defined in the Exchange Agreement.

                  "TERMINATION DATE" is defined in the Security Agreement.

                  "U.C.C." is defined in the Security Agreement.


1.2 EXCHANGE AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Exchange Agreement.

1.3 U.C.C. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement, including its preamble and recitals, with such meanings.

1.4 OTHER INTERPRETIVE PROVISIONS. The rules of construction in Sections 9(d) of the Exchange Agreement shall be equally applicable to this Agreement.

                                   ARTICLE II
                                     PLEDGE

2.1 GRANT OF SECURITY INTEREST. The Pledgor hereby pledges, assigns, charges, mortgages, delivers, and transfers to the Designated Note Purchaser and the Designated Lender, and hereby grants to the Designated Note Purchaser and the Designated Lender and each of the Secured Parties, a continuing security interest in all of its right, title and interest in and to the following property of the Pledgor, whether now or hereafter existing or acquired (collectively, the "COLLATERAL"):

(a) all issued and outstanding shares of capital stock of the Securities Issuer as identified in SCHEDULE I hereto (as such Schedule may be supplemented from time to time pursuant to SECTION 4.1(B)) opposite the name of the Pledgor and all additional shares of capital stock of any the Securities Issuer from time to time acquired by the Pledgor in any manner, and the certificates representing such shares of capital stock (such shares of capital stock being referred to herein as the "PLEDGED SHARES");

(b) all Dividends, Distributions, other payments and rights with respect to the items listed in CLAUSE (A) above; and

(c) all Proceeds of any and all of the foregoing Collateral.

2.2 SECURITY FOR SECURED OBLIGATIONS. The Collateral of the Pledgor under this Agreement secures the prompt payment in full of all Secured Obligations under the Documents.

2.3 DELIVERY OF COLLATERAL. All certificates representing or evidencing any Collateral, including all Pledged Equity Interests, shall be delivered to the Designated Note Purchaser to be held by the Designated Note Purchaser on behalf of the Secured Parties pursuant hereto and as provided in the Exchange Agreement and the Secured Loan Agreement, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank. The Designated Note Purchaser and the Designated Lender acknowledge that such certificate and instrument has previously been delivered to Gibralt US, Inc.

2.4 DIVIDENDS ON PLEDGED EQUITY INTERESTS. In the event that any Dividend is to be paid on any Pledged Equity Interest at a time when no Event of Default has occurred and is continuing, such Dividend may be paid directly to the Pledgor. If any such Event of Default has occurred and is continuing, then any such Dividend or payment shall be paid directly to the Designated Note Purchaser and the Designated Lender to be held as a part of the Collateral.

2.5 CONTINUING SECURITY INTEREST; TRANSFER OF NOTES. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the Termination Date, be binding upon the Pledgor and its successors, transferees and assigns, and inure, together with the rights and remedies of the Designated Note Purchaser and the Designated Lender hereunder, to the benefit of the Designated Note Purchaser and the Designated Lender and each Secured Party. Without limiting the generality of the foregoing, each Secured Party may assign or otherwise transfer (in whole or in part) any Note held by it to any other Person, and such other Person shall thereupon become vested with all the rights and benefits in respect thereof granted to such Secured Party under any Document (including this Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer.

2.6 SECURITY INTEREST ABSOLUTE. All rights of the Designated Note Purchaser and the Designated Lender and the security interests granted to the Secured Parties hereunder, and all obligations of the Pledgor hereunder, shall be, absolute and unconditional, irrespective of any of the following conditions, occurrences or events:

(a) any lack of validity or enforceability of any Document;

(b) the failure of the Designated Note Purchaser and the Designated Lender or any Secured Party to assert any claim or demand or to enforce any right or remedy against Holdings, the Pledgor or any other Person under the provisions of any Document, or otherwise or to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligation;

(c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation, including any increase in the Secured Obligations resulting from the extension of additional credit to Holdings, the Pledgor or otherwise;

(d) any reduction, limitation, impairment or termination of any Secured Obligation for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligation or otherwise;

(e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of any Document;

(f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or

(g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, Holdings, the Pledgor or otherwise.

2.7 SUBROGATION. Until the Termination Date, the Pledgor shall not exercise any claim or other rights which it may now or hereafter acquire against Holdings that arises from the existence, payment, performance or enforcement of the Pledgor's obligations under this Agreement, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy against Holdings or any collateral which the Designated Note Purchaser and the Designated Lender or any Secured Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from Holdings, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Pledgor in violation of the preceding sentence, such amount shall be deemed to have been paid for the benefit of the Secured Parties, and shall forthwith be paid to the Designated Note Purchaser and the Designated Lender to be held as additional Collateral. The Pledgor acknowledges that it will receive direct and indirect benefits for the financing arrangements contemplated by the Documents and that the agreement set forth in this Section is knowingly made in contemplation of such benefits.

2.8      RELEASE; TERMINATION.

(a) Upon any sale, transfer or other disposition of any item of Collateral of the Pledgor, the Designated Note Purchaser and the Designated Lender will, at the Pledgor's expense and without any representations, warranties or recourse of any kind whatsoever, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the release of such item of Collateral from the pledge, assignment and security interest granted hereby; PROVIDED, HOWEVER, that (i) at the time of such request and such release no Event of Default shall have occurred and be continuing, (ii) the Pledgor shall have delivered to the each Secured Party, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and any expenses in connection therewith, together with a form of release for execution by the Designated Note Purchaser and the Designated Lender (which release shall be in from and substance satisfactory to the Designated Note Purchaser and the Designated Lender) and a certificate of the Pledgor to the effect that the transaction is in compliance with the Documents and as to such other matters as the Designated Note Purchaser and the Designated Lender may reasonably request and (iii) the proceeds of any such sale, lease, transfer or other disposition shall be used to redeem the Notes in accordance with the terms and conditions of the Notes. Notwithstanding the foregoing, the Pledgor agrees that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Secured Obligations is rescinded or must otherwise be restored by any Secured Party upon the insolvency, bankruptcy or reorganization of the Pledgor, Holdings or otherwise, all as though such payment had not been made.(b) Upon the Termination Date, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Designated Note Purchaser and the Designated Lender will, at the Pledgor's expense and without any representations, warranties or recourse of any kind whatsoever, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination and deliver to the Pledgor all certificates and instruments representing or evidencing the Collateral then held by the Designated Note Purchaser and the Designated Lender.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         The Pledgor represents and warrants unto the Designated Note Purchaser and the Designated Lender and each Secured Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of a Pledged Equity Interest) by the Pledgor to the Designated Note Purchaser and the Designated Lender of any Collateral, as set forth in this Article.

3.1 OWNERSHIP; NO LIENS, ETC. The Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all Liens, except for this security interest granted pursuant hereto in favor of the Secured Parties.

3.2 VALID SECURITY INTEREST. The delivery of such Collateral to the Designated Note Purchaser and the Designated Lender, to hold for the benefit of the Secured Parties, is effective to create a valid, perfected, first priority security interest in such Collateral and all Proceeds thereof, subject to no other Liens, securing the payment of the Secured Obligations. No filing or other action will be necessary to perfect or protect such security interest.

3.3 AS TO PLEDGED SHARES. All of such Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding voting capital stock and all of the non-voting shares of capital stock of the Securities Issuer thereof. The Pledgor has no Subsidiaries other than the Securities Issuer.

3.4 AUTHORIZATION, APPROVAL, ETC. No authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required either:

(a) for the pledge by the Pledgor of any Collateral pursuant to this Agreement or for the execution, delivery, and performance of this Agreement by the Pledgor; or

(b) for the exercise by any Secured Party of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except, with respect to the Pledged Equity Interests, as may be required in connection with a disposition of such Pledged Equity Interests by laws affecting the offering and sale of securities generally.

3.5 DUE EXECUTION, VALIDITY, ETC. The Pledgor has full power and authority, and holds all requisite governmental licenses, permits and other approvals, to enter into and perform its obligations under this Agreement. The execution, delivery and performance by the Pledgor of this Agreement does not contravene or result in a default under the Pledgor's articles of incorporation or by-laws or contravene or result in a default under any material contractual restriction, Lien or applicable law binding on the Pledgor. This Agreement has been duly authorized by the Pledgor, has been duly executed and delivered on behalf of the Pledgor and constitutes the legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency or similar applicable law affecting creditor's right generally, and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

3.6 OTHER DOCUMENTS. Each representation and warranty of the Pledgor contained in each Document to which it is a party is true and correct in all material respects as of such date (unless such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty is true and correct in all material respects as of such earlier date).

ARTICLE IV
                                    COVENANTS

         The Pledgor covenants and agrees that, until the Termination Date, the Pledgor will, unless the Designated Note Purchaser and the Designated Lender shall otherwise agree in writing, perform the obligations set forth in this Section.

4.1 PROTECT COLLATERAL; FURTHER ASSURANCES, ETC. (a) (a) The Pledgor will not create or suffer to exist any Lien on the Collateral (except a Lien in favor of the Secured Parties). The Pledgor will warrant and defend the right and title herein granted unto the Secured Parties in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever.

(b) The Pledgor agrees that at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary, or that the Designated Note Purchaser and the Designated Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Designated Note Purchaser and the Designated Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

(c) The Pledgor will not permit the Securities Issuer to issue any Equity Interest unless the same is immediately delivered in pledge to the Designated Note Purchaser and the Designated Lender hereunder.

4.2 POWERS, CONTROL, ETC. (a) The Pledgor agrees that all Pledged Equity Interests delivered by the Pledgor pursuant to this Agreement will be accompanied by duly executed undated blank powers, or other equivalent instruments of transfer acceptable to the Designated Note Purchaser and the Designated Lender.

(a) (b) The Pledgor will, from time to time upon the request of the Designated Note Purchaser and the Designated Lender, promptly deliver to the Designated Note Purchaser and the Designated Lender such powers, instruments, and similar documents, satisfactory in form and substance to the Designated Note Purchaser and the Designated Lender, with respect to the Collateral as the Designated Note Purchaser and the Designated Lender may reasonably request and will, from time to time upon the request of the Designated Note Purchaser and the Designated Lender after the occurrence of any Event of Default, promptly transfer any Pledged Equity Interests into the name of any nominee designated by the Designated Note Purchaser and the Designated Lender.

4.3 CONTINUOUS PLEDGE. Subject to SECTION 2.4, the Pledgor will, at all times, keep pledged to the Designated Note Purchaser and the Designated Lender pursuant hereto all Pledged Equity Interests and all other Equity Interests constituting Collateral, all Dividends and Distributions with respect thereto, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral.

4.4      VOTING RIGHTS; DIVIDENDS, ETC.  The Pledgor agrees:

(a) after any Event of Default shall have occurred and be continuing, promptly upon receipt thereof by the Pledgor and without any request therefor by the Designated Note Purchaser and the Designated Lender, to deliver (properly endorsed where required hereby or requested by the Designated Note Purchaser and the Designated Lender) to the Designated Note Purchaser and the Designated Lender all Dividends, Distributions, other cash payments, and proceeds of the Collateral, all of which shall be held by the Designated Note Purchaser and the Designated Lender as additional Collateral for use in accordance with SECTION 6.4; and

(b) after any Event of Default shall have occurred and be continuing and the Designated Note Purchaser and the Designated Lender has notified the Pledgor of the Designated Note Purchaser and the Designated Lender's intention to exercise its voting power under this clause:

(i) the Designated Note Purchaser and the Designated Lender may exercise (to the exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Equity Interests and the Pledgor hereby grants the Designated Note Purchaser and the Designated Lender an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Equity Interests; and

(ii) the Pledgor shall promptly deliver to the Designated Note Purchaser and the Designated Lender such additional proxies and other documents as may be necessary to allow the Designated Note Purchaser and the Designated Lender to exercise such voting power.

(c) All Dividends, Distributions, cash payments, and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Designated Note Purchaser and the Designated Lender, shall, until delivery to the Designated Note Purchaser and the Designated Lender, be held by the Pledgor separate and apart from its other property in trust for the Secured Parties. Until an Event of Default shall have occurred and be continuing and the Designated Note Purchaser and the Designated Lender shall have given the notice referred to in CLAUSE (B) above, the Pledgor shall have the exclusive voting power with respect to any Equity Interests constituting Collateral and the Designated Note Purchaser and the Designated Lender shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any such Equity Interests constituting Collateral; PROVIDED, HOWEVER, that no vote shall be cast, or consent, waiver, or ratification given, or action taken or any action not taken by the Pledgor that would materially impair any Collateral.

                                   ARTICLE V
             THE DESIGNATED NOTE PURCHASER AND THE DESIGNATED LENDER

5.1 APPOINTMENT AS ATTORNEY-IN-FACT. The Pledgor hereby irrevocably constitutes and appoints the Designated Note Purchaser and the Designated Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, for the purpose of carrying out the terms of this Agreement, to take, upon the occurrence and during the continuance of any Event of Default, any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement. Upon the occurrence and during the continuance of an Event of Default, the Pledgor hereby gives the Designated Note Purchaser and the Designated Lender the power and right, on behalf of the Pledgor, without notice to or assent by the Pledgor, to do any or all of the following:

(a) in the name of the Pledgor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under or in respect of any Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Parties for the purpose of collecting any and all such moneys due under or in respect of any Collateral whenever payable; and

(b) (i) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Designated Note Purchaser and the Designated Lender or as the Designated Note Purchaser and the Designated Lender shall direct; (ii) ask or demand for, collect, and receive payment of and give receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) receive, collect, sign and endorse any drafts or other instruments, documents and chattel paper in connection with any of the Collateral; (iv) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral;
(v) defend any suit, action or proceeding brought against the Pledgor with respect to any Collateral; (vi) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Designated Note Purchaser and the Designated Lender (at the direction of the Secured Parties) may deem appropriate; and (vii) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Designated Note Purchaser and the Designated Lender (for the benefit of the Secured Parties) were the absolute owner thereof for all purposes, and do, at the option of the Designated Note Purchaser and the Designated Lender and at the Pledgors' expense, at any time, or from time to time, all acts and things that the Designated Note Purchaser and the Designated Lender deems necessary to protect, preserve or realize upon the Collateral and the Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as the Pledgor might do.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

5.2 SECURED PARTIES MAY PERFORM. If the Pledgor fails to perform any agreement contained herein, the Designated Note Purchaser and the Designated Lender may perform, or cause performance of, such agreement and the reasonable expenses of the Designated Note Purchaser and the Designated Lender incurred in connection therewith shall be payable by the Pledgor pursuant to SECTION 6.5.

5.3 DESIGNATED NOTE PURCHASER AND THE DESIGNATED LENDER HAVE NO DUTY. (a) In addition to, and not in limitation of, SECTION 2.7, the powers conferred on the Designated Note Purchaser and the Designated Lender hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Neither the
Designated Note Purchaser and the Designated Lender nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof (including the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral). Neither the Designated Note Purchaser and the Designated Lender nor any of its officers, directors, employees or agents shall be responsible to the Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.(b) The Pledgor assumes all responsibility and liability arising from or relating to the use, sale or other disposition of the Collateral. The Secured Obligations shall not be affected by any failure of the Designated Note Purchaser and the Designated Lender to take any steps to perfect the pledge and security interest granted hereunder or to collect or realize upon the Collateral, nor shall loss or damage to the Collateral release the Pledgor from any Secured Obligations.



                                   ARTICLE VI
                                    REMEDIES

6.1 CERTAIN REMEDIES. If any Event of Default shall have occurred and be continuing:

(a) The Designated Note Purchaser and the Designated Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to them, all the rights and remedies of a secured party on default under the U.C.C.

(b) The Designated Note Purchaser and the Designated Lender may:

          (i) transfer all or any part of the Collateral into the name of the Designated Note Purchaser and the Designated Lender (on behalf of the Secured Parties) or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder;

          (ii) notify the parties obligated on any of the Collateral to make payment to the Designated Note Purchaser and the Designated Lender of any amount due or to become due thereunder;

          (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

          (iv) endorse any checks, drafts, or other writings in the Pledgor's name to allow collection of the Collateral;

          (v) take control of any proceeds of the Collateral; and

          (vi)   execute  (in  the  name,   place  and  stead  of  the  Pledgor)
     endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.



6.2 APPLICABLE LAWS. If the Designated Note Purchaser and the Designated Lender shall determine to exercise their right to sell all or any of the Collateral pursuant to SECTION 6.1, the Pledgor agrees that, upon request of the Designated Note Purchaser and the Designated Lender, the Pledgor will, at its own expense do or cause to be done all such acts and things as may be reasonably requested by the Designated Note Purchaser and the Designated Lender necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

6.3 COMPLIANCE WITH RESTRICTIONS. The Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Designated Note Purchaser and the Designated Lender is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Designated Note Purchaser and the Designated Lender be liable nor accountable to the Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

6.4 APPLICATION OF PROCEEDS. All cash proceeds received by the Designated Note Purchaser and the Designated Lender in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied (after payment of any amounts payable to the Designated Note Purchaser and the Designated Lender pursuant to Section 6.5 below) in whole or in part by the Designated Note Purchaser and the Designated Lender for the ratable benefit of the Secured Parties against all or any part of the Secured Obligations. Any surplus of such cash or cash proceeds held by the Designated Note Purchaser and the Designated Lender and remaining after payment in full in cash of all the Secured Obligations and the termination of this Agreement as provided in SECTION 2.8(B) hereof, shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

6.5 INDEMNITY AND EXPENSES. The Pledgor agrees to indemnify and hold harmless the Designated Note Purchaser and the Designated Lender and the Designated Note Purchaser and the Designated Lender from and against any and all claims, losses, and liabilities arising out of or resulting from this Agreement and the other Documents (including enforcement of this Agreement and the other Documents), except claims, losses, or liabilities resulting from the Designated Note Purchaser and the Designated Lender's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. The Pledgor will, upon demand, pay to the Designated Note Purchaser and the Designated Lender the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Designated Note Purchaser and the Designated Lender may incur in connection with the following:

          (a) the administration of this Agreement and the other Documents;

          (b) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

          (c) the exercise or enforcement of any of the rights of the Designated Note Purchaser and the Designated Lender hereunder; or

          (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

6.6 WAIVERS. The Pledgor hereby waives any right, to the extent permitted by applicable law, to receive prior notice of or a judicial or other hearing with respect to any action or prejudgment remedy or proceeding by the Designated Note Purchaser and the Designated Lender to take possession, exercise control over or dispose of any item of Collateral where such action is permitted under the terms of this Agreement or any other Document or by applicable laws or the time, place or terms of sale in connection with the exercise of the Designated Note Purchaser and the Designated Lender's rights hereunder. The Pledgor waives, to the extent permitted by applicable laws, any bonds, security or sureties required by the Designated Note Purchaser and the Designated Lender with respect to any of the Collateral. The Pledgor also waives any damages (direct, consequential or otherwise) occasioned by the enforcement of the Designated Note Purchaser and the Designated Lender's rights under this Agreement or any other Document, including, the taking of possession of any Collateral, all to the extent that such waiver is permitted by applicable laws. These waivers and all other waivers provided for in this Agreement and the other Documents have been negotiated by the parties and the Pledgor acknowledges that it has been represented by counsel of its own choice and has consulted such counsel with respect to its rights hereunder.

                                  ARTICLE VII
                            MISCELLANEOUS PROVISIONS

7.1 DOCUMENT. (a) This Agreement is a Document executed pursuant to the Exchange Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

(a) (b) Concurrently herewith the Pledgor is executing and delivering the Security Agreement pursuant to which the Pledgor is granting a security interest to the Secured Parties in all of the properties and assets of the Pledgor (other than the Collateral hereunder). Such security interests shall be governed by the terms of the Security Agreement and not by this Agreement.

7.2      AMENDMENTS, ETC.; SUCCESSORS AND ASSIGNS.

(a) No amendment to or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Designated Note Purchaser and the Designated Lender holding a majority in principal amount of the Notes and, with respect to any such amendment, by the Pledgor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b) Upon  delivery  by the  Pledgor of a  supplement  to  SCHEDULE I pursuant to
SECTION 4.1(B), the schedule supplement attached to each such certificate shall be incorporated into and become part of and supplement SCHEDULE I hereto, and the Designated Note Purchaser and the Designated Lender may attach such schedule supplement to such Schedule and each reference to such Schedule shall mean and be a reference to such Schedule, as supplemented pursuant hereto.

(c) This Agreement shall be binding upon the Pledgor and its successors, transferees and assigns and shall inure to the benefit of the Designated Note Purchaser and the Designated Lender and each Secured Parties and their respective successors, transferees and assigns; PROVIDED, HOWEVER, that the Pledgor may not assign its obligations hereunder without the prior written consent of the Designated Note Purchaser and the Designated Lender.

7.3 ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing and mailed, delivered or transmitted by facsimile to any party hereto at the address set forth in Section 11 of the Exchange Agreement (with any notice to the Pledgor being delivered to the Pledgor in care of Holdings). All such notices and other communications shall be deemed to be given or made at the times provided in Section 11 of the Exchange Agreement.

7.4  SECTION  CAPTIONS.   Section  captions  used  in  this  Agreement  are  for
convenience of reference only, and shall not affect the construction of this Agreement.

7.5 SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.6 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

7.7 GOVERNING LAW, ETC. (A) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK OR ANY SECURED PARTY.

(a) (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY SHALL BE BROUGHT, AT THE OPTION OF THE DESIGNATED NOTE PURCHASER AND THE DESIGNATED LENDER, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE PLEDGOR, THE DESIGNATED NOTE PURCHASER AND THE DESIGNATED LENDER IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER
PROCESS,  WHICH  MAY BE MADE BY ANY  OTHER  MEANS  PERMITTED  BY THE LAW OF SUCH
STATE.

7.8 WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING

OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

7.9 ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES OR BY PRIOR OR CONTEMPORANEOUS WRITTEN AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.



                            [Signature page follows.]

         IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed and delivered by its respective officer thereunto duly authorized as of the date first above written.

                                          DIOMED, INC.

                                                 /s/  JAMES A. WYLIE, JR.
                                          By:  _____________________________
                                          Name:  James A. Wylie, Jr.
                                          Title:  Chief Executive Officer









ACKNOWLEDGED AND ACCEPTED:

GIBRALT US, INC.,
     as the Designated Note Purchaser
     and the Designated Lender

        /s/  JOHNNY CIAMPI
By:  __________________________
      Name:  Johnny Ciampi
      Title:   Authorized Officer




                                                                      SCHEDULE I
                                                                              to
                                                                Pledge Agreement

                                 PLEDGED SHARES


                 Securities Issuer
                 (Jurisdiction of   Authorized  Outstanding       % of Shares       Certificate
                   ORGANIZATION)    SHARES        SHARES           PLEDGED                NO.
                   -------------     ------        ------           -------              ----

 Diomed PDT, Inc. ( a                 100           100               100                  1
Delaware Corporation)




                                                 EXHIBIT F TO EXCHANGE AGREEMENT

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


                  THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of April 22, 2003 (this "Agreement"), is made by and between DIOMED HOLDINGS, INC., a Delaware corporation, with headquarters located at One Dundee Park, Andover, MA 01801 (the "COMPANY"), and each entity named on Schedule I hereto as "Investors" (each, an "INVESTOR"), amends and restates in its entirety the Registration Rights Agreement dated as of December 27, 2002 (the "2002 REGISTRATION RIGHTS AGREEMENT") entered into by the Company and certain and the Note Purchasers (as defined in the Note Agreement, as defined below).

                              W I T N E S S E T H:

                  WHEREAS, upon the terms and subject to the conditions of the Note Purchase Agreement, dated as of December 27, 2002, among the Note
Purchasers listed therein, the Designated Purchaser (as defined therein), Diomed, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("DIOMED") and the Company (the "NOTE AGREEMENT"); terms not otherwise defined herein shall have the meanings ascribed to them in the Exchange Agreement (as defined below), Diomed issued to those Investors who are Note Purchasers one or more Notes of the Company, in an aggregate principal amount of $2,000,000, consisting of $1,000,000 aggregate principal amount of Class A Notes and $1,000,000 aggregate principal amount of Class B Notes; and

                  WHEREAS, pursuant to the Exchange Agreement dated as of April 22, 2003 by and among the Company, Diomed, the Note Purchasers and the Designated Note Purchaser (the "EXCHANGE AGREEMENT"), (i) the Class A Notes and Class B Notes were exchanged for Class C Notes, (ii) the Company issued the Exchange Conversion Shares representing the Note Exchange Shares to the Note Purchasers, (iii) Warrants held by the Note Purchasers were conditionally delivered to the Company, and (iv) the Company issued the Exchange Conversion shares representing the Warrant Exchange Shares to the Note Purchasers; and

                  WHEREAS, pursuant to the Secured Loan Agreement dated as of April 22, 2003 by and among the Company, Diomed, the Lenders and the Designated Lender (the "SECURED LOAN AGREEMENT"), the Lenders made the Lender's Commitment, and the Company issued the Commitment Shares and the Class D Notes; and

                  WHEREAS, to induce the Investors to execute and deliver the Exchange Agreement and the Secured Loan Agreement, respectively, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 ACT"), with respect to the Exchange Conversion Shares, the Exchange Shares, the Commitment Shares and the Common Shares; and

                  WHEREAS, pursuant to the Exchange Agreement and the Secured Loan Agreement, the Company agreed to amend and restate this Agreement such that the registration rights granted by the Company pursuant to the 2002 Registration Rights Agreement, in order to extend such registration rights to the holders of the Exchange Conversion Shares, the Note Exchange Shares, the Warrant Exchange Shares, the Commitment Shares and the Common Shares, and make such other changes as necessary to reflect the Exchange Transaction and the making of the Loans.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

1. DEFINITIONS. Capitalized terms not defined herein shall have their respective meanings under the Exchange Agreement, unless the context clearly indicates otherwise. In addition, as used in this Agreement, the following terms shall have the following meanings:

(a) "INVESTOR" means an Investor and any permitted transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof and who holds Registrable Securities.

(b) "POTENTIAL MATERIAL EVENT" means any of the following: (i) the possession by the Company of material information not ripe for disclosure in a Registration Statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the Registration Statement would be detrimental to the business and affairs of the Company; or
          (ii) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a Registration Statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the Registration Statement would be materially misleading absent the inclusion of such information.

(c) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

(d) "REGISTRABLE SECURITIES" means the Exchange Conversion Shares, the Exchange Shares, the Commitment Shares and the Common Shares, provided that if the Note Purchasers rescind the Exchange Transaction pursuant to the Exchange Agreement and the Note Agreement shall, accordingly, be reinstated, then the term "Registrable Securities" shall mean the Shares (as defined in the Note Agreement), the Commitment Shares and the Common Shares.

(e) "REGISTRATION STATEMENT" means a Registration Statement of the Company under the 1933 Act.

(f)      "SEC" means the United States Securities and Exchange Commission.

2.       REGISTRATION.

     (a) REQUEST FOR REGISTRATION. Subject to the conditions of this Section 2, if from and after the date which is thirty (30) days after the earlier of the final closing under the Contemplated Equity Financing and the termination of the private offering pursuant to which the Contemplated Equity Financing is made until the third anniversary date of this Agreement, and so long as any of the Registrable Securities are outstanding and are not the subject of an effective Registration Statement, if the Company shall receive a written request from the holders of fifty percent (50%) or more of the Registrable Securities then outstanding (for purposes of this Section 1.2, the "INITIATING INVESTORS") that the Company file a registration statement under the Act covering the registration of Registrable Securities with an anticipated aggregate offering price of at least $1,000,000, then the Company shall, within twenty (20) days of the receipt thereof, give written notice of such request to all Investors, and subject to the limitations of this Section 2, use its commercial best efforts to effect, as soon as practicable, the registration under the 1933 Act of all Registrable Securities that the Investors request to be registered in a written request received by the Company within twenty (20) days of the mailing of the Company's notice pursuant to this Section 2(a). If the Initiating Investors intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2(a), and the Company shall include such information in the written notice referred to in this Section 2(a). In such event the right of any Investor to include its Registrable Securities in such registration shall be conditioned upon such Investor's participation in such underwriting and the inclusion of such Investor's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Investors and such Investor) to the extent provided herein. All Investors proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (which underwriter or underwriters shall be reasonably acceptable to a majority in interest of the Initiating Investors). Notwithstanding any other provision of this Section 2(a), if the underwriter advises the Company that marketing factors require a limitation on the number of securities underwritten (including Registrable Securities), then the Company shall so advise all Investors whose securities would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Investors pro rata based on the number of Registrable Securities held by all such Investors (including the Initiating Investors). In no event shall any Registrable Securities be excluded from such underwriting unless all other securities are first excluded. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration. Notwithstanding the foregoing, the Company shall not be required to effect a registration pursuant to this Section 2(a):

          (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Act; or

          (ii) after the Company has effected two (2) registrations  pursuant to
     Section 2(a), and such registrations have been declared or ordered effective; or

          (iii) during (a) the one hundred eighty (180) days following the effective date of a Company-initiated registration subject to Section 2(b) below or (b) if the Company shall furnish to Investors requesting a registration statement pursuant to this Section 2(a) a certificate signed by the Company's Chief Executive Officer or Chairman of the Board within thirty (30) days of such Investor's request notifying such Investors of the Company's bona fide intent to file a Company-initiated registration statement within ninety (90) days following such notice, provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective; or

          (iv) if the Company shall furnish to Investors requesting a registration statement pursuant to this Section 2(a) a certificate signed by the Company's Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than one hundred eighty (180) days after receipt of the request of the Initiating Investors, provided that such right shall be exercised by the Company not more than once in any twelve (12)-month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such one hundred eighty (180) day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the 1933 Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered).

          (b) From and after the date hereof and so long as any of the Registrable Securities are outstanding and are not the subject of an effective Registration Statement, if the Company contemplates making an offering of Common Stock (or other equity securities convertible into or exchangeable for Common Stock) registered for sale under the 1933 Act (in connection with any Financing Transaction or otherwise), or if the Company at any time proposes to file a Registration Statement under the 1933 Act covering any of its securities other than: (i) a registration on Form S-8 or S-4, or any successor or similar forms; and (ii) a shelf registration under Rule 415 under the 1933 Act for the sole purpose of registering shares to be issued in connection with the acquisition of assets; it will each such time give prompt written notice to the Designated Note Purchaser and the Designated Lender of its intention to do so and of such Investor's rights under this Section 2(b). Upon the written request of any such Investor made within thirty (30) days after the receipt of any such notice

     (which request shall specify the Registrable Securities intended to be disposed of by such Investor and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the 1933 Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods of disposition) of the Registrable Securities requesting registration, by inclusion of such Registrable Securities in the Registration Statement which covers the securities which the Company proposes to register; PROVIDED, that if, at any time after giving written notice of its intention to register any Registrable Securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such Registrable Securities, the Company may, at its election, give written notice of such determination to the Investors' Representative and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the expenses of registration as described in Section 5 in connection therewith), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. The Company shall pay all Registration Expenses incurred by the Investors in connection with each registration of Registrable Securities requested pursuant to this Section 2.

          (c) If (A) a registration pursuant to Section 2(a) or (b) involves an underwritten offering of the securities being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis), and (B) the managing underwriter of such underwritten offering shall inform the Company and the Investors requesting such registration by letter of its belief that the distribution of all or a specified number of such Registrable Securities concurrently with the securities being distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such writing to state the basis of such belief and the approximate number of such Registrable Securities which may be distributed without such effect), then the Company may, upon written notice to the Designated Note Purchaser and the Designated Lender, exclude from such registration such number of such Registrable Securities that it would otherwise be required to register pursuant to Section 2(a) or (b), as the case may be, as is necessary to reduce the total amount of securities to be so registered to the maximum amount of securities that can be so marketed as stated in the managing underwriter's letter, PROVIDED that: (1) if the securities (other than the Registrable Securities) to be so registered for sale are to be offered for the account of other persons in the case of a registration pursuant to Section 2(a), or persons other than the Company in the case of a registration under Section 2(b), then, the Company may only exclude Registrable Shares only if all securities of such other persons (which shall include the Company in the case of a registration described in Section 2(a)) are so excluded; and (2) Registrable Securities held by Investors shall be reduced pro rata among such Investors to the extent required by such managing underwriters; and (3) under no circumstances shall the number of Registrable Securities to be included in such registration to be reduced under this Section 2(a) or (b), as the case may be, by more than 30%.

          (d) The Company agrees (i) if so required by a managing underwriter of an offering of Registrable Securities not to effect any public sale or distribution of any equity securities of the Company or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 180 days after any underwritten registration pursuant to Section 2(c) has been consummated, except as part of such underwritten registration and except pursuant to registrations on Form S-4, Form S-8, or any successor or similar forms thereto, and (ii) to cause each holder of its securities or any securities convertible into or exchangeable or exercisable for any of such securities, in each case purchased directly from the Company at any time after the date of this Agreement (other than in a public offering) to agree not to effect any such public sale or distribution of such securities during such period except as part of such underwritten registration.

          (e) Each Investor agrees, if so requested by a managing underwriter of an offering of Common Stock (or other equity securities convertible into or exchangeable for Common Stock), not to effect any public sale or distribution of Common Stock (or other equity securities convertible into or exchangeable for Common Stock) of the Company held by such Investor (other than those included in the registration) for a period (the "HOLDBACK PERIOD") agreed to by the representative of the underwriters of the Company and the Company, which shall not exceed 180 days following the effective date of the registration statement of the Company filed under the 1933 Act. Each Investor agrees to execute and deliver such other agreements as may reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give effect thereto. The obligations described in this Section 2(e) shall not apply to a registration relating solely to employee benefit plans on Form S-1 or S-8 or similar forms that my be promulgated in the future, a registration relating solely to a Rule 145 transaction of Form S-4 or similar forms promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other equity securities convertible into or exchangeable for Common Stock) subject to the foregoing restriction until the end of the applicable Holdback Period.

3. Obligations of the Company. In connection with any registration of the Registrable Securities under Section 2, the Company shall do each of the following:

          (a) The Company shall use its best efforts to cause any Registration Statement described in Section 2 which includes Registrable Securities to become and remain effective for a period of time (the "REGISTRATION PERIOD") sufficient to permit distribution of the Registrable Securities as provided in such Registration Statement; provided, however, that the Company may withdraw any registration of its securities at any time prior to the effective date of the Registration Statement relating thereto; provided further, that before filing such Registration Statement or any amendments thereto, the Company will furnish to the Investors that are to be included in such registration and their counsel copies of all such documents proposed to be filed.

          (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

          (c) If so requested by the Designated Note Purchaser and the Designated Lender, the Company shall permit a single firm of counsel designated by the Designated Note Purchaser and the Designated Lender (the "INVESTORS' COUNSEL") to review drafts of the Registration Statement and all amendments and supplements thereto a reasonable period of time (but not less than three (3) business days) prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects;

          (d) Notify the Designated Note Purchaser and the Designated Lender and the Investors' Counsel, and any managing underwriters immediately (and, in the case of (i)(A) below, not less than five (5) days prior to the contemplated date of such filing) and (if requested by any the Designated Note Purchaser and the Designated Lender) confirm such notice in writing no later than one (1) business day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) whenever the SEC notifies the Company whether there will be a "review" of Registration Statement; (C) whenever the Company receives (or a representative of the Company receives on its behalf) any oral or written comments from the SEC relating to a Registration Statement (copies or, in the case of oral comments, summaries of such comments shall be promptly furnished by the Company to the Investors); and (D) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time the Company has actual knowledge that any of the representations or warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that to the best knowledge of the Company makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In addition, if requested by the Designated Note Purchaser and the Designated Lender, the Company shall furnish the

     Designated Note Purchaser and the Designated Lender with copies of all intended written responses to the comments contemplated in clause (C) of this Section 3(d) not later than one (1) business day in advance of the filing of such responses with the SEC so that the Designated Note Purchaser and the Designated Lender and the Investors' Counsel shall have the opportunity to comment thereon;

          (e) Furnish to the Designated Note Purchaser and the Designated Lender and the Investors' Counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one
     (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and (ii) if so requested by any Investor, such number of copies of a prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

          (f) As promptly as practicable after becoming aware thereof, notify the Designated Note Purchaser and the Designated Lender of the happening of any event of which the Company has actual knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to the Designated Note Purchaser and the Designated Lender and each Investor as such Investor may reasonably request;

          (g) As promptly as practicable after becoming aware thereof, notify the Designated Note Purchaser and the Designated Lender of the issuance by the SEC of a Notice of Effectiveness or any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

          (h) Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the Designated Note Purchaser and the Designated Lender in writing of the existence of a Potential Material Event, the Investors shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until such Investor receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event;

          (i) Use its reasonable efforts to secure and maintain the designation of all the Registrable Securities covered by the Registration Statement on the AMEX;

          (j) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than three (3) business days after the effective date of the Registration Statement;

          (k) Cooperate with the Investors to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Investors may reasonably request, and, within five (5) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an appropriate instruction and opinion of such counsel;

          (l) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement;

          (m) Not take, or omit to take, any actions that would preclude the filing or effectiveness of the Registration Statement or require the withdrawal of the Registration Statement;

          (n) Not complete any acquisitions or business combinations until the SEC has declared effective the Registration Statement that registers the shares of Common Stock underlying the Notes and the Warrants.

4. Obligations of the Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

          (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "REQUESTED INFORMATION") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. If at least two (2) business days prior to the filing date the Company has not received the Requested Information from an Investor (a "NON-RESPONSIVE INVESTOR"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor;

          (b) Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the
     Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement; and

          (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), above, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

          (d) Each  Investor  that sells  Registrable  Securities  pursuant to a
     registration   under  this  Agreement   agrees  that  in  connection   with
     registration as follows:

               (i) Such seller shall cooperate as reasonably requested by the Company with the Company in connection with the preparation of the Registration Statement, and for as long as the Company is obligated to file and keep effective the Registration Statement, shall provide to the Company, in writing, for use in the Registration Statement, all such information regarding such seller and its plan of distribution of the Registrable Securities as may reasonably be necessary to enable the Company to prepare the Registration Statement and prospectus covering the Registrable Securities, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith; and

               (ii) During such time as such seller may be engaged in a distribution of the Registrable Securities, such seller shall comply with Rules 10b-6 and 10b-7 promulgated under the Securities Exchange Act and pursuant thereto it shall, among other things; (x) not engage in any stabilization activity in connection with the securities of the Company in contravention of such rules; (y) distribute the Registrable Securities under the Registration Statement solely in the manner described in the Registration Statement; and (z) cease distribution of such Registrable Securities pursuant to such Registration Statement upon written notice from the Company that the prospectus covering the Registrable Securities contains any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading.

5.       EXPENSES OF REGISTRATION.

               (a) All reasonable  expenses (other than  underwriting  discounts and commissions of the Investors) incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, but including, without limitation, all registration, listing, and qualifications fees, printers, legal and accounting fees, the fees and disbursements of counsel for the Company, and a fee for a single counsel for the Investors (as a group and not individually) not exceeding $50,000 for the Registration Statement covering the Registrable Securities applicable to the Notes and Warrants issued on the Closing Date shall be borne by the Company.

               (b) Neither the  Company nor any of its  subsidiaries  has, as of the date hereof, nor shall have the Company nor any of its subsidiaries, on or after the date of this Agreement, entered into any agreement with respect to its securities that is inconsistent with the rights granted to the Investors in this Agreement or otherwise conflicts with the provisions hereof. Except as disclosed in the Exchange Agreement, the Secured Loan Agreement or the other Documents entered into simultaneously therewith, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Investors holding a majority of the Registrable Securities, the Company shall not grant in connection with any Financing Transaction to any Person the right to request the Company to register any securities of the Company under the 1933 Act unless the Company shall amend this Agreement to provide the Investors the same rights of registration as are granted in connection with such Financing Transaction.

6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

               (a) To the extent  permitted by law,  the Company will  indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, managers and members, if any, of such Investor, the officers, if any, of such Investor, and each person, if any, who Controls any Investor within the meaning of the 1933 Act or the Exchange Act (each, an "INVESTOR INDEMNIFIED PERSON" or "INVESTOR INDEMNIFIED PARTY"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "CLAIMS") to which any of them may become subject under the 1933 Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the 1933 Act, the Exchange Act, any state securities law or any rule or regulation under the 1933 Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). Subject to clause (b) of this Section 5, the Company shall reimburse the Investors, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 5(a) shall not
          (I) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Investor Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (II) be available to the extent such Claim is based on a failure of the Investor to deliver or cause to be delivered the prospectus made available by the Company; (III) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; or (IV) apply to any violation or alleged violation by an Investor Indemnified Person of the 1933 Act, the Exchange Act, any state securities laws or any rule or regulation under the 1933 Act, the Exchange Act, or any state securities laws, other than any violations or alleged violations regarding the delivery by the Company of a Registration Statement. Each Investor will indemnify the Company and its officers, directors and agents (each, a "COMPANY INDEMNIFIED PERSON" or "COMPANY INDEMNIFIED PARTY"; together with an Investor Indemnified Person or an Investor Indemnified Party, being an "INDEMNIFIED PERSON" and an "INDEMNIFIED PARTY", respectively) against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Investor, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company to this Section 5. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

               (b)  Promptly   after  receipt  by  an   Indemnified   Person  or
          Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be. In case any such action is brought against any Indemnified Person or Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such Indemnified Person or Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Person or Indemnified Party under this Section 6 for any legal or other reasonable out-of-pocket expenses subsequently incurred by such Indemnified Person or Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The Indemnified Person or Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and reasonable out-of-pocket expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Person or Indemnified Party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

               7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; PROVIDED, HOWEVER, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

               8. Reports under Exchange Act. With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

                    (a) make and keep  public  information  available,  as those terms are understood and defined in Rule 144;

                    (b) file with the SEC in a timely  manner  all  reports  and other documents required of the Company under the 1933 Act and the Exchange Act;

                    (c) furnish to each  Investor so long as such  Investor owns
               Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration; and

                    (d) cause its counsel to deliver to its transfer  agent such opinions of law as shall be required to remove restrictive legends on the shares to be sold.

                    9. Amendment OF REGISTRATION  RIGHTS.  Any provision of this
               Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a two-thirds (2/3), or, sixty-six percent (66%) interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each Investor and the Company.

     10. Appointment and Authority of Designated Note Purchaser and the Designated Lender. Each of the Investors hereby irrevocably constitutes and appoints the Designated Note Purchaser and the Designated Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Investor and in the name of the Investor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement. The Designated Note Purchaser and the Designated Lender shall have full discretion and authority, without consultation with the Investors, to accept and give notices on behalf of the Investors, to communicate with the Investors at such times and in such manner as the Designated Note Purchaser and the Designated Lender in their discretion determine is appropriate and to grant extensions of deadlines or waive any of the Company's obligations set forth in Sections 2 and 3 hereof. The Designated Note Purchaser and the Designated Lender shall not have discretion or authority to exercise any investment discretion over the Notes, including causing the conversion of any Notes or exercise of any Warrants, absent an Investor's express written authority. The Investors and the other Persons constituting Investors hereunder hereby indemnify and hold harmless the Designated Note Purchaser and the Designated Lender for any and all damages and liability which results from the Designated Note Purchaser's and the Designated Lender' service in their capacity as such to the full extent as provided under the Exchange Agreement and the Secured Loan Agreement, respectively, and in connection therewith hereby expressly incorporate herein by this reference
Section 10 of the Exchange Agreement (or, if the Exchange Transaction is rescinded by the Note Purchasers pursuant to the Exchange Agreement and the Note Agreement reinstated accordingly, Section 10 of the Note Agreement) and the Secured Loan Agreement.

     11. Miscellaneous.

(a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b) Notices required or permitted to be given hereunder shall be given in the manner contemplated by the Exchange Agreement (or, if the Exchange Transaction is rescinded by the Note Purchasers pursuant to the Exchange Agreement and the Note Agreement reinstated accordingly, the Note Agreement) and the Secured Loan Agreement, (i) if to the Company or to the Investors, to their respective address contemplated by the Note Agreement, (iii) if to the Investors' Representative or the Investors' Counsel, at their respective address provided to the Company by the Investors' Representative in writing, and (iv) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 10(b).

(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d) With respect to governing law, jurisdiction and waiver of jury trial, the parties agree as follows:

          (i) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE.

          (ii) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY AND THE INVESTORS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANY AND THE INVESTORS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. EACH OF THE COMPANY AND THE INVESTORS WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

          (iii) EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY TRANSACTION DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY DOCUMENT OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(e) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

(f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

(g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

(h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

(i) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(j) The Company acknowledges that any failure by the Company to perform its obligations under Section 3(a) hereof, or any delay in such performance could result in loss to the Investors, and the Company agrees that, in addition to any other liability the Company may have by reason of such failure or delay, the Company shall be liable for all direct damages caused by any such failure or delay, unless the same is the result of force majeure. Neither party shall be liable for consequential damages.

(k) This agreement and the other Transaction Documents represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties or by prior or contemporaneons written agreements. There are no unwritten oral agreements among the parties.



                            [Signature page follows.]

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.





                              COMPANY:
                              DIOMED  HOLDINGS,  INC.
                              /s/  JAMES  A.  WYLIE,  JR.
                              By:  _______________________________
                              Name:  James  A.  Wylie,  Jr.
                              Title:  Chief  Executive  Officer

                              INVESTOR:

                              Name  of  Investor
                              By:  _________________________________
                                   Name:
                                   ---------------------------------
                                   Title:

                                   SCHEDULE I


                              SCHEDULE OF INVESTORS
                              ---------------------

THOSE INVESTORS WHO ARE NOTE PURCHASERS:

Gibralt US, Inc.
Charles Diamond
Steven Shraiberg
Morris Belzberg

THOSE INVESTORS WHO ARE APRIL 2003 NOTE PURCHASERS:
--------------------------------------------------

Gibralt US, Inc.
James A. Wylie, Jr.
Peter Norris